UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	66.23%	25.08%	20.70%
Class K	66.37%	25.20%	20.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$65,643	Fidelity® Growth Company Fund
$48,133	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2020, the fund's share classes gained about 66%, outperforming the 35.73% result of the benchmark Russell 3000® Growth index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Strong picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also lifted the fund's relative result. Also bolstering the fund's relative result was security selection and an overweighting in consumer discretionary. The biggest individual relative contributor was an overweight position in Nvidia (+148%), the fund's largest holding. Another top relative contributor was an out-of-benchmark stake in Shopify (+219%). This was among the fund's biggest holdings. Other notable relative contributors include overweightings in Moderna and Tesla. Both were sizable period-end holdings. In contrast, the largest detractor from performance versus the benchmark was an overweighting in energy. An overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hurt the fund's relative result. Also hurting the fund's relative result were stock picks in the financials sector. The biggest individual relative detractor was an underweight position in Apple (+80%), which was among our largest holdings. Another notable relative detractor was an outsized stake in Sage Therapeutics (-52%). Another notable relative detractor was an overweighting in Ionis Pharmaceuticals (-21%). Notable changes in positioning include increased exposure to the consumer discretionary sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
NVIDIA Corp.	7.4
Apple, Inc.	6.8
Amazon.com, Inc.	6.6
Microsoft Corp.	4.0
lululemon athletica, Inc.	3.8
Moderna, Inc.	3.4
Alphabet, Inc. Class A	3.3
Salesforce.com, Inc.	2.9
Shopify, Inc. Class A	2.7
Tesla, Inc.	2.5
43.4

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	36.8
Consumer Discretionary	23.2
Health Care	18.8
Communication Services	11.3
Industrials	4.8

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.8%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.9%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 11.3%
Entertainment - 3.2%
Activision Blizzard, Inc.	2,217,147	$176,219
Electronic Arts, Inc.	410,123	52,393
NeoGames SA	110,911	2,431
NetEase, Inc. ADR	591,924	53,492
Netflix, Inc. (a)	791,050	388,168
Nintendo Co. Ltd.	34,533	19,593
Roku, Inc. Class A (a)	3,107,610	912,301
Sea Ltd. ADR (a)	1,776,285	320,389
The Walt Disney Co.	544,906	80,652
Zynga, Inc. (a)	1,176,419	9,705
		2,015,343
Interactive Media & Services - 7.4%
Alphabet, Inc.:
Class A (a)	1,156,897	2,029,660
Class C (a)	681,666	1,200,237
Facebook, Inc. Class A (a)	3,899,737	1,080,110
InterActiveCorp (a)	198,873	28,238
Match Group, Inc. (a)	64,075	8,920
Pinterest, Inc. Class A (a)	91,088	6,378
Snap, Inc. Class A (a)	1,744,115	77,474
Tencent Holdings Ltd.	548,059	39,952
Twitter, Inc. (a)	517,084	24,050
Zillow Group, Inc. Class C (a)(b)	583,095	62,863
		4,557,882
Media - 0.0%
Comcast Corp. Class A	192,189	9,656
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	3,050,354	405,514

TOTAL COMMUNICATION SERVICES		6,988,395

CONSUMER DISCRETIONARY - 23.0%
Automobiles - 2.7%
DiamondPeak Holdings Corp. (c)	2,232,387	52,171
Neutron Holdings, Inc. warrants (a)(c)(d)	1,546,251	0
Tesla, Inc. (a)	2,718,191	1,542,845
XPeng, Inc. ADR (a)(b)	923,436	54,261
		1,649,277
Hotels, Restaurants & Leisure - 1.1%
Chipotle Mexican Grill, Inc. (a)	43,840	56,529
Hyatt Hotels Corp. Class A	127,553	9,180
Marriott International, Inc. Class A	1,172,576	148,765
McDonald's Corp.	3,490	759
Penn National Gaming, Inc. (a)	2,468,310	172,782
Planet Fitness, Inc. (a)	165,841	12,098
Shake Shack, Inc. Class A (a)(b)	84,625	6,910
Starbucks Corp.	1,937,744	189,938
Vail Resorts, Inc.	96,634	26,656
Yum China Holdings, Inc.	708,299	39,934
		663,551
Household Durables - 0.7%
D.R. Horton, Inc.	1,135,274	84,578
KB Home	1,338,470	47,114
Lennar Corp. Class A	3,093,658	234,685
PulteGroup, Inc.	267,590	11,675
Toll Brothers, Inc.	1,341,605	63,525
		441,577
Internet & Direct Marketing Retail - 9.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	976,816	257,254
Amazon.com, Inc. (a)	1,289,708	4,085,847
Etsy, Inc. (a)	260,309	41,832
Farfetch Ltd. Class A (a)	1,729,637	94,525
JD.com, Inc. sponsored ADR (a)	1,991,022	169,934
Ocado Group PLC (a)	3,401,226	100,000
Ozon Holdings PLC ADR	245,800	9,837
Pinduoduo, Inc. ADR (a)	44,166	6,131
Revolve Group, Inc. (a)	837,673	19,769
The Booking Holdings, Inc. (a)	71,583	145,203
The Honest Co., Inc. (a)(c)(d)	39,835	863
The RealReal, Inc. (a)	1,269,649	17,585
THG Holdings Ltd.	2,107,597	17,597
Wayfair LLC Class A (a)(b)	4,044,073	1,028,650
		5,995,027
Leisure Products - 0.3%
Peloton Interactive, Inc. Class A (a)	1,765,037	205,362
Multiline Retail - 0.5%
Dollar General Corp.	214,649	46,918
Dollar Tree, Inc. (a)	317,794	34,716
Ollie's Bargain Outlet Holdings, Inc. (a)	1,460,436	128,606
Target Corp.	548,254	98,428
		308,668
Specialty Retail - 2.4%
Carvana Co. Class A (a)	1,100,342	275,317
Cazoo Holdings Ltd. (c)(d)	224,106	3,174
Five Below, Inc. (a)	193,266	30,227
Floor & Decor Holdings, Inc. Class A (a)	952,855	76,314
Lowe's Companies, Inc.	1,983,044	308,998
RH (a)	774,145	350,812
The Home Depot, Inc.	1,194,179	331,277
TJX Companies, Inc.	1,775,706	112,775
Williams-Sonoma, Inc.	245,197	26,842
		1,515,736
Textiles, Apparel & Luxury Goods - 5.6%
adidas AG	1,023,178	326,541
Allbirds, Inc. (a)(c)(d)	307,430	3,554
Canada Goose Holdings, Inc. (a)(b)	1,496,072	49,754
Deckers Outdoor Corp. (a)	286,354	72,903
lululemon athletica, Inc. (a)	6,323,193	2,340,973
NIKE, Inc. Class B	1,961,877	264,265
On Holding AG (c)(d)	900	9,854
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	8,814,273	295,014
Tory Burch LLC:
Class A (a)(c)(d)(e)	950,844	62,623
Class B (c)(d)(e)	324,840	22,963
Under Armour, Inc. Class C (non-vtg.) (a)	382,313	5,563
VF Corp.	231,203	19,282
		3,473,289

TOTAL CONSUMER DISCRETIONARY		14,252,487

CONSUMER STAPLES - 2.2%
Beverages - 1.0%
Boston Beer Co., Inc. Class A (a)	61,934	57,651
Fever-Tree Drinks PLC	660,576	20,270
Keurig Dr. Pepper, Inc.	2,762,650	84,123
Monster Beverage Corp. (a)	2,632,811	223,210
PepsiCo, Inc.	332,003	47,885
The Coca-Cola Co.	3,585,659	185,020
		618,159
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	608,465	238,378
Kroger Co.	592,485	19,552
Performance Food Group Co. (a)	1,175,804	51,006
		308,936
Food Products - 0.3%
Beyond Meat, Inc. (a)(b)	98,714	13,810
Bunge Ltd.	719,867	42,393
Darling Ingredients, Inc. (a)	961,916	46,441
Freshpet, Inc. (a)	194,573	26,633
JDE Peet's BV	545,695	21,075
Laird Superfood, Inc.	433,597	20,990
Mondelez International, Inc.	145,634	8,367
		179,709
Household Products - 0.2%
Church & Dwight Co., Inc.	232,016	20,364
Colgate-Palmolive Co.	205,084	17,563
Procter & Gamble Co.	589,198	81,822
		119,749
Personal Products - 0.0%
Yatsen Holding Ltd. ADR (b)	215,256	3,597
Tobacco - 0.2%
Altria Group, Inc.	2,636,126	104,997
JUUL Labs, Inc. Class A (a)(c)(d)	44,067	2,827
Philip Morris International, Inc.	323,733	24,523
		132,347

TOTAL CONSUMER STAPLES		1,362,497

ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Halliburton Co.	356,100	5,908
Schlumberger Ltd.	500,000	10,395
		16,303
Oil, Gas & Consumable Fuels - 0.5%
EOG Resources, Inc.	692,548	32,467
Hess Corp.	2,888,256	136,268
Reliance Industries Ltd.	4,034,380	104,404
Reliance Industries Ltd.	268,958	3,793
		276,932

TOTAL ENERGY		293,235

FINANCIALS - 1.1%
Banks - 0.5%
Bank of America Corp.	2,379,716	67,013
HDFC Bank Ltd. sponsored ADR (a)	1,479,689	102,099
JPMorgan Chase & Co.	1,411,027	166,332
Wells Fargo & Co.	318,197	8,703
		344,147
Capital Markets - 0.4%
BlackRock, Inc. Class A	202,130	141,157
BM&F BOVESPA SA	5,356,500	56,121
Charles Schwab Corp.	1,073,947	52,387
Edelweiss Financial Services Ltd. (a)	1,939,864	1,814
		251,479
Consumer Finance - 0.0%
Discover Financial Services	95,547	7,278
Diversified Financial Services - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	1,658,265	13,449
dMY Technology Group, Inc. (a)(f)	1,463,569	23,402
Kensington Capital Acquisition Corp. (c)(f)	1,738,239	73,528
		110,379
Insurance - 0.0%
Root, Inc. (b)	70,618	1,250

TOTAL FINANCIALS		714,533

HEALTH CARE - 18.4%
Biotechnology - 11.7%
AbbVie, Inc.	418,722	43,790
ACADIA Pharmaceuticals, Inc. (a)	7,283,607	412,689
ADC Therapeutics SA (a)	913,104	34,068
Akouos, Inc. (a)	1,163,317	24,057
Akouos, Inc.	362,038	7,113
Alector, Inc. (a)	855,903	11,221
Allovir, Inc. (a)	1,150,252	45,561
Allovir, Inc.	822,551	30,952
Alnylam Pharmaceuticals, Inc. (a)	4,171,453	541,913
ALX Oncology Holdings, Inc. (a)	133,778	10,292
Amgen, Inc.	819,475	181,956
Annexon, Inc. (a)	220,110	5,327
Arcutis Biotherapeutics, Inc. (a)	554,986	15,051
Argenx SE ADR (a)	518,705	148,775
Arrowhead Pharmaceuticals, Inc. (a)	96,377	6,026
Ascendis Pharma A/S sponsored ADR (a)	73,675	12,431
Atea Pharmaceuticals, Inc.	1,891,718	63,032
aTyr Pharma, Inc. (a)	378,263	1,649
Avidity Biosciences, Inc.	930,633	27,863
Axcella Health, Inc. (a)(f)	2,215,467	12,628
BeiGene Ltd. ADR (a)	1,695,571	433,541
BioNTech SE ADR (a)(b)	1,332,816	165,589
BioXcel Therapeutics, Inc. (a)	748,946	32,954
Bridgebio Pharma, Inc. (a)(b)	203,404	10,219
Burning Rock Biotech Ltd. ADR	45,923	1,310
C4 Therapeutics, Inc.	155,612	5,322
Calyxt, Inc. (a)	1,360,151	5,060
Cerevel Therapeutics Holdings (a)	321,318	4,537
Cerevel Therapeutics Holdings (c)	1,384,300	18,569
ChemoCentryx, Inc. (a)	3,171,370	174,901
Cibus Corp.:
Series C (a)(c)(d)(e)	4,523,810	7,616
Series D (a)(c)(d)(e)	2,741,040	3,426
Crinetics Pharmaceuticals, Inc. (a)	117,986	1,577
CRISPR Therapeutics AG (a)(b)	55,385	7,029
Cyclerion Therapeutics, Inc. (a)	314,804	970
Cyclerion Therapeutics, Inc. (a)(c)	543,695	1,675
Denali Therapeutics, Inc. (a)	380,962	23,227
Evelo Biosciences, Inc. (a)	2,242,056	11,502
Exact Sciences Corp. (a)	194,650	23,564
Exelixis, Inc. (a)	209,662	4,017
Fate Therapeutics, Inc. (a)	2,067,842	120,896
Foghorn Therapeutics, Inc.	440,348	8,895
Foghorn Therapeutics, Inc.	361,607	6,574
Fusion Pharmaceuticals, Inc. (a)	525,630	7,101
Generation Bio Co.	777,050	37,469
Generation Bio Co.	934,248	44,599
Homology Medicines, Inc. (a)	383,372	3,772
Inhibrx, Inc. (a)	665,706	18,320
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	156,370	0
Ionis Pharmaceuticals, Inc. (a)(f)	8,055,861	407,063
Iovance Biotherapeutics, Inc. (a)	359,003	13,933
Ironwood Pharmaceuticals, Inc. Class A (a)	587,022	6,762
iTeos Therapeutics, Inc. (a)	232,120	6,218
Karuna Therapeutics, Inc. (a)(f)	1,541,326	153,778
Keros Therapeutics, Inc.	328,299	24,823
Kronos Bio, Inc.	342,427	10,982
Kronos Bio, Inc.	284,978	8,225
Kymera Therapeutics, Inc. (a)	142,109	6,628
Lexicon Pharmaceuticals, Inc. (a)(b)	3,753,685	5,743
Moderna, Inc. (a)(b)	13,602,872	2,077,703
Morphic Holding, Inc. (a)	870,921	27,321
Olema Pharmaceuticals, Inc.	262,284	13,376
ORIC Pharmaceuticals, Inc. (a)	1,188,819	40,313
Passage Bio, Inc.	322,628	6,617
PMV Pharmaceuticals, Inc.	121,942	4,297
Poseida Therapeutics, Inc. (a)	1,267,229	14,713
Poseida Therapeutics, Inc.	906,572	9,999
Praxis Precision Medicines, Inc.	1,226,564	50,853
Prelude Therapeutics, Inc.	237,637	12,231
Protagonist Therapeutics, Inc. (a)	647,341	15,640
Prothena Corp. PLC (a)	389,012	4,404
PTC Therapeutics, Inc. (a)	703,663	44,028
Regeneron Pharmaceuticals, Inc. (a)	536,227	276,709
Relay Therapeutics, Inc. (a)	518,430	27,638
Repare Therapeutics, Inc.	85,743	2,561
Repligen Corp. (a)	143,128	27,147
Revolution Medicines, Inc.	913,926	39,875
Rigel Pharmaceuticals, Inc. (a)(f)	9,452,817	28,642
Rubius Therapeutics, Inc. (a)(b)(f)	4,400,257	27,590
Sage Therapeutics, Inc. (a)	2,447,083	181,304
Sarepta Therapeutics, Inc. (a)	305,235	42,995
Scholar Rock Holding Corp. (a)	1,158,045	57,694
Seagen, Inc. (a)	48,410	8,245
Seres Therapeutics, Inc. (a)	4,243,058	117,151
Shattuck Labs, Inc.	823,351	29,772
Springworks Therapeutics, Inc. (a)	1,114,305	72,920
Spruce Biosciences, Inc.	220,981	6,331
Stoke Therapeutics, Inc. (a)	131,500	6,850
Syros Pharmaceuticals, Inc. (a)	1,147,882	9,355
Syros Pharmaceuticals, Inc. (a)(g)	938,007	7,645
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	116,798	236
Taysha Gene Therapies, Inc.	1,087,498	24,599
Taysha Gene Therapies, Inc.	360,588	7,341
TG Therapeutics, Inc. (a)	247,619	7,265
Translate Bio, Inc. (a)	2,159,188	47,977
Turning Point Therapeutics, Inc. (a)	108,747	11,582
Ultragenyx Pharmaceutical, Inc. (a)	75,316	8,928
uniQure B.V. (a)	823,214	39,580
UNITY Biotechnology, Inc. (a)	2,083,237	12,562
Vaxcyte, Inc.	1,189,493	38,183
Vertex Pharmaceuticals, Inc. (a)	419,957	95,645
Xencor, Inc. (a)	1,280,271	54,181
Zai Lab Ltd. ADR (a)	1,077,278	119,341
Zentalis Pharmaceuticals, Inc.	427,544	21,788
		7,245,907
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	397,895	43,060
Danaher Corp.	1,214,935	272,911
DexCom, Inc. (a)	609,527	194,854
Genmark Diagnostics, Inc. (a)	1,455,950	19,466
Insulet Corp. (a)	1,836,818	473,366
Intuitive Surgical, Inc. (a)	370,144	268,743
Novocure Ltd. (a)	3,755,348	471,859
Outset Medical, Inc.	456,700	29,229
Outset Medical, Inc.	676,392	38,960
Penumbra, Inc. (a)	451,729	100,239
Presbia PLC (a)(f)	1,099,338	12
Pulmonx Corp.	76,485	4,145
Shockwave Medical, Inc. (a)	1,048,204	102,546
		2,019,390
Health Care Providers & Services - 1.0%
1Life Healthcare, Inc. (a)	1,213,061	39,873
Alignment Healthcare Partners unit (c)(d)	870,575	13,006
Centene Corp. (a)	669,473	41,273
Humana, Inc.	81,744	32,740
Oak Street Health, Inc. (a)	84,167	3,970
Oak Street Health, Inc.	768,963	34,458
Progyny, Inc. (a)	293,092	10,402
UnitedHealth Group, Inc.	1,270,964	427,476
		603,198
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	1,239,360	1,562
Codiak Biosciences, Inc. (f)	735,311	8,610
Codiak Biosciences, Inc. (b)(f)	371,594	4,834
GoodRx Holdings, Inc.	178,796	6,741
		21,747
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	1,056,246	161,722
10X Genomics, Inc. Class B (g)	2,870,040	439,432
Adaptive Biotechnologies Corp. (a)	130,780	6,306
Berkeley Lights, Inc. (a)	90,020	7,459
Bruker Corp.	277,459	14,042
Nanostring Technologies, Inc. (a)	443,989	22,040
Sartorius Stedim Biotech	31,636	11,407
Sotera Health Co.	110,700	2,996
Thermo Fisher Scientific, Inc.	289,561	134,640
WuXi AppTec Co. Ltd. (H Shares) (g)	1,197,808	17,935
Wuxi Biologics (Cayman), Inc. (a)(g)	10,205,271	101,030
		919,009
Pharmaceuticals - 1.0%
Adimab LLC (c)(d)(e)	3,162,765	160,629
Bristol-Myers Squibb Co.	513,593	32,048
Dragonfly Therapeutics, Inc. (c)(d)	481,725	14,620
Fulcrum Therapeutics, Inc. (a)	707,759	8,090
Hansoh Pharmaceutical Group Co. Ltd. (a)(g)	2,515,539	12,071
Harmony Biosciences Holdings, Inc. (a)	226,902	9,814
Harmony Biosciences Holdings, Inc.	1,743,448	71,634
Intra-Cellular Therapies, Inc. (a)	3,775,644	89,256
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	257,184	3,362
Kaleido Biosciences, Inc. (a)(b)	1,546,142	12,184
Nektar Therapeutics (a)(b)	3,267,847	53,560
OptiNose, Inc. (a)(b)(f)	2,861,492	11,589
Pliant Therapeutics, Inc.	623,191	17,150
Royalty Pharma PLC (c)(d)	9,467	0
Royalty Pharma PLC	786,401	33,501
Royalty Pharma PLC	1,213,800	49,122
Sienna Biopharmaceuticals, Inc. (a)(f)	1,871,387	11
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	0
Theravance Biopharma, Inc. (a)	1,876,870	31,137
UCB SA	127,115	13,603
		623,381

TOTAL HEALTH CARE		11,432,632

INDUSTRIALS - 4.7%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	110,349	13,870
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	112,917
The Boeing Co.	94,384	19,888
		146,675
Air Freight & Logistics - 0.4%
FedEx Corp.	387,447	111,035
United Parcel Service, Inc. Class B	920,389	157,451
		268,486
Airlines - 1.3%
Delta Air Lines, Inc.	3,101,105	124,819
JetBlue Airways Corp. (a)	7,690,554	116,050
Ryanair Holdings PLC sponsored ADR (a)	236,232	24,514
Southwest Airlines Co.	5,199,874	240,962
Spirit Airlines, Inc. (a)	1,252,848	28,352
United Airlines Holdings, Inc. (a)	1,209,914	54,507
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(e)	6,703,518	24,669
Series C (a)(c)(d)(e)	3,466,281	12,756
Series D (a)(c)(d)(e)	2,655,848	9,774
Wizz Air Holdings PLC (a)(g)	2,324,418	139,185
		775,588
Building Products - 0.3%
Carrier Global Corp.	406,087	15,460
Resideo Technologies, Inc. (a)	662,377	12,247
The AZEK Co., Inc.	250,382	8,944
Trane Technologies PLC	858,516	125,549
		162,200
Electrical Equipment - 0.3%
AMETEK, Inc.	137,366	16,282
Eaton Corp. PLC	233,296	28,254
Emerson Electric Co.	527,271	40,505
Generac Holdings, Inc. (a)	245,831	53,001
Rockwell Automation, Inc.	88,878	22,714
		160,756
Industrial Conglomerates - 0.2%
3M Co.	464,544	80,241
Honeywell International, Inc.	350,153	71,403
		151,644
Machinery - 1.0%
Caterpillar, Inc.	488,041	84,719
Cummins, Inc.	157,354	36,376
Deere & Co.	664,300	173,794
Fortive Corp.	432,392	30,324
Illinois Tool Works, Inc.	697,336	147,201
Ingersoll Rand, Inc. (a)	280,002	12,396
Nikola Corp. (a)(b)	1,346,464	27,481
Xylem, Inc.	957,219	91,864
		604,155
Professional Services - 0.0%
CoStar Group, Inc. (a)	6,684	6,086
Road & Rail - 1.0%
CSX Corp.	344,523	31,024
Kansas City Southern	250,582	46,651
Lyft, Inc. (a)	1,305,029	49,813
Uber Technologies, Inc. (a)	5,460,327	271,160
Union Pacific Corp.	1,179,114	240,634
		639,282

TOTAL INDUSTRIALS		2,914,872

INFORMATION TECHNOLOGY - 36.5%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	28,142	7,618
Ciena Corp. (a)	2,060,362	92,304
Infinera Corp. (a)(f)	12,595,899	106,561
Lumentum Holdings, Inc. (a)	408,787	35,311
		241,794
Electronic Equipment & Components - 0.2%
Arlo Technologies, Inc. (a)	1,435,963	7,553
II-VI, Inc. (a)	740,064	50,065
TE Connectivity Ltd.	16,495	1,880
Trimble, Inc. (a)	946,924	56,692
Vontier Corp. (a)	100,500	3,334
		119,524
IT Services - 6.9%
Accenture PLC Class A	120,154	29,929
Actua Corp. (a)(d)	1,516,928	76
BigCommerce Holdings, Inc. (a)(b)	60,638	4,891
Black Knight, Inc. (a)	421,303	38,600
MasterCard, Inc. Class A	1,598,002	537,744
MongoDB, Inc. Class A (a)	23,508	6,754
Nuvei Corp. (a)(g)	172,304	8,098
Okta, Inc. (a)	204,876	50,203
PayPal Holdings, Inc. (a)	4,218,669	903,301
Riskified Ltd. (a)(c)(d)	719,400	8,273
Riskified Ltd. warrants (a)(c)(d)	4,733	0
Shopify, Inc. Class A (a)	1,587,851	1,708,979
Snowflake Computing, Inc. (b)	39,060	12,727
Snowflake Computing, Inc. Class B	32,508	9,533
Square, Inc. (a)	1,449,550	305,797
Twilio, Inc. Class A (a)	28,037	8,974
Visa, Inc. Class A	2,814,219	591,971
Wix.com Ltd. (a)	167,413	42,762
Worldline SA (a)(g)	391,249	36,225
		4,304,837
Semiconductors & Semiconductor Equipment - 10.8%
Advanced Micro Devices, Inc. (a)	6,758,027	626,199
Applied Materials, Inc.	1,292,228	106,583
Array Technologies, Inc.	617,616	28,151
ASML Holding NV	300,535	131,553
Broadcom, Inc.	128,174	51,472
Cirrus Logic, Inc. (a)	1,597,049	127,924
Cree, Inc. (a)	322,763	29,175
First Solar, Inc. (a)	422,348	39,460
Intel Corp.	62,804	3,037
KLA-Tencor Corp.	196,862	49,603
Marvell Technology Group Ltd.	2,853,272	132,078
Micron Technology, Inc. (a)	1,289,600	82,650
NVIDIA Corp.	8,557,265	4,587,197
Qualcomm, Inc.	747,609	110,026
Silicon Laboratories, Inc. (a)(f)	2,810,208	329,384
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,110,247	107,716
Teradyne, Inc.	118,019	13,022
Texas Instruments, Inc.	586,335	94,547
Xilinx, Inc.	226,989	33,038
		6,682,815
Software - 11.2%
2U, Inc. (a)(b)	292,611	9,454
Adobe, Inc. (a)	976,197	467,081
Agora, Inc. ADR (a)(b)	71,079	2,733
Atlassian Corp. PLC (a)	87,258	19,637
Autodesk, Inc. (a)	677,277	189,793
Avalara, Inc. (a)	123,986	21,295
Bill.Com Holdings, Inc. (a)	14,839	1,821
Cloudflare, Inc. (a)	6,093,153	457,474
Coupa Software, Inc. (a)	77,967	25,644
Crowdstrike Holdings, Inc. (a)	145,556	22,311
Datadog, Inc. Class A (a)	51,266	5,071
DocuSign, Inc. (a)	46,905	10,689
Elastic NV (a)	169,609	20,998
Epic Games, Inc. (c)(d)	51,800	29,785
HubSpot, Inc. (a)	695,062	274,084
Intuit, Inc.	369,040	129,909
JFrog Ltd. (b)	73,561	5,176
LivePerson, Inc. (a)	919,529	53,719
Medallia, Inc. (a)(b)	216,424	7,573
Microsoft Corp.	11,626,004	2,488,779
Nutanix, Inc. Class A (a)	12,819,262	351,120
Oracle Corp.	1,737,557	100,292
Paycom Software, Inc. (a)	49,001	20,437
Paylocity Holding Corp. (a)	102,162	20,085
Pluralsight, Inc. (a)	884,573	14,489
RingCentral, Inc. (a)	37,128	11,029
Salesforce.com, Inc. (a)	7,363,044	1,809,836
Slack Technologies, Inc. Class A (a)	176,700	7,577
The Trade Desk, Inc. (a)	19,453	17,529
Workday, Inc. Class A (a)	118,970	26,743
Zendesk, Inc. (a)	940,373	125,540
Zoom Video Communications, Inc. Class A (a)	241,490	115,519
Zscaler, Inc. (a)	349,491	54,433
		6,917,655
Technology Hardware, Storage & Peripherals - 7.0%
Apple, Inc.	35,268,572	4,198,723
Pure Storage, Inc. Class A (a)	7,332,861	133,971
Samsung Electronics Co. Ltd.	439,235	26,429
		4,359,123

TOTAL INFORMATION TECHNOLOGY		22,625,748

MATERIALS - 0.8%
Chemicals - 0.2%
Albemarle Corp. U.S.	53,663	7,297
Corteva, Inc.	1,086,442	41,632
Dow, Inc.	380,335	20,162
DuPont de Nemours, Inc.	630,913	40,025
		109,116
Containers & Packaging - 0.2%
Ball Corp.	955,810	91,767
Sealed Air Corp.	645,428	29,083
		120,850
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	4,800,868	110,198
Freeport-McMoRan, Inc.	6,078,613	142,179
		252,377

TOTAL MATERIALS		482,343

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	269,903	62,402
Simon Property Group, Inc.	110,500	9,124
		71,526
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	975,731	63,745

TOTAL REAL ESTATE		135,271

TOTAL COMMON STOCKS
(Cost $17,833,413)		61,202,013

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc.:
Series B (a)(c)(d)	9,869,159	14,113
Series C (a)(c)(d)	5,234,614	7,485
Series D (a)(c)(d)	10,743,446	15,363
		36,961
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	2,713,913	42,039
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(e)	56,343	10,431
Series 4 (a)(c)(d)(e)	5,142	890
Series 5% (a)(c)(d)(e)	20,652	3,332
Topgolf International, Inc. Series F (a)(c)	819,532	14,596
		29,249
Internet & Direct Marketing Retail - 0.1%
Instacart, Inc. Series H (c)(d)	72,310	4,339
Reddit, Inc. Series B (a)(c)(d)	384,303	19,035
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	3,593
Series D (a)(c)(d)	69,363	3,174
		30,141
Specialty Retail - 0.0%
Fanatics, Inc. Series E (c)(d)	558,178	9,651
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	121,335	1,403
Series B (a)(c)(d)	21,315	246
Series C (a)(c)(d)	203,730	2,355
Series D (c)(d)	260,897	3,016
Series Seed (a)(c)(d)	406,151	4,695
Freenome, Inc. Series C (c)(d)	900,884	5,958
		17,673
TOTAL CONSUMER DISCRETIONARY		128,753
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	643,820	24,581
Sweetgreen, Inc.:
Series C (a)(c)(d)	5,291	79
Series D (a)(c)(d)	85,105	1,264
Series H (a)(c)(d)	705,259	10,473
Series I (a)(c)(d)	200,582	2,979
		39,376
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	1,060,308	6,716
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	22,033	1,413
TOTAL CONSUMER STAPLES		47,505
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Paragon Biosciences Emalex Capital, Inc. Series B (a)(c)(d)	416,094	6,495
Sonder Holdings, Inc.:
Series D1 (c)(d)	965,896	10,400
Series E (c)(d)	1,478,345	15,917
		32,812
Insurance - 0.0%
Clover Health Series D (a)(c)	863,631	15,753
TOTAL FINANCIALS		48,565
HEALTH CARE - 0.3%
Biotechnology - 0.2%
23andMe, Inc. Series F (a)(c)(d)	590,383	10,243
Adagio Theraputics, Inc.:
Series A (c)(d)	413,930	23,478
Series B (c)(d)	149,500	8,480
Ambrx, Inc.:
Series A (c)(d)	1,353,862	2,228
Series B (c)(d)	1,218,475	2,005
Element Biosciences, Inc. Series B (c)(d)	1,096,312	6,775
EQRx, Inc. Series B (c)(d)	6,908,598	18,943
Immunocore Ltd. Series A (a)(c)(d)	70,105	13,621
Inscripta, Inc. Series D (c)(d)	1,690,173	7,724
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	0
Series DD (a)(c)(d)	1,543,687	0
Nuvation Bio, Inc. Series A (a)(c)	13,044,100	21,914
Seer, Inc. Series D1 (c)	696,611	11,912
Silverback Therapeutics, Inc. Series C (c)	168,380	3,182
		130,505
Health Care Providers & Services - 0.1%
Conformal Medical, Inc. Series C (c)(d)	1,067,180	3,913
Mulberry Health, Inc. Series A-8 (a)(c)(d)	2,790,742	12,694
		16,607
Health Care Technology - 0.0%
PrognomIQ, Inc.:
Series A5 (c)(d)	372,687	1,032
Series B (c)(d)	1,111,446	3,079
Vor Biopharma, Inc. (c)(d)	5,507,079	2,864
		6,975
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B (a)(c)(d)	16,803	8,104
Series C (c)(d)	13,100	6,318
Nohla Therapeutics, Inc. Series B (a)(c)(d)	9,124,200	0
Vera Therapeutics, Inc. Series C (c)(d)	3,591,850	2,126
		16,548
TOTAL HEALTH CARE		170,635
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	58,395
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	13,941
TOTAL INDUSTRIALS		72,336
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	29
ByteDance Ltd. Series E1 (c)(d)(h)	403,450	44,208
Riskified Ltd.:
Series D (c)(d)	157,100	1,807
Series E (a)(c)(d)	564,050	6,487
		52,531
Software - 0.2%
Bird Rides, Inc.:
Series C (a)(c)(d)	348,328	4,114
Series D (a)(c)(d)	415,100	4,902
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	19,513
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	0
Nuvia, Inc. Series B (c)(d)	1,235,787	4,782
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	66,363
UiPath, Inc.:
Series A1 (a)(c)(d)	587,070	10,916
Series B1 (a)(c)(d)	29,247	544
Series B2 (a)(c)(d)	145,650	2,708
		113,842
TOTAL INFORMATION TECHNOLOGY		166,373

TOTAL CONVERTIBLE PREFERRED STOCKS		671,128

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (c)(d)	17,893,728	358
Waymo LLC Series A2 (c)(d)	44,767	3,844
		4,202
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	7,316	104
Series B (c)(d)	128,092	1,814
Series C (c)(d)	2,600	37
Series D (c)(d)	457,593	6,482
		8,437
TOTAL CONSUMER DISCRETIONARY		12,639
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	464,607	1,979
Class B (a)(c)(d)	336,308	1,456
Series C (c)(d)	478,304	1,914
		5,349
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	46,864	22,602
Faraday Pharmaceuticals, Inc. Series B (d)	641,437	975
		23,577
TOTAL HEALTH CARE		28,926

TOTAL NONCONVERTIBLE PREFERRED STOCKS		41,565

TOTAL PREFERRED STOCKS
(Cost $670,339)		712,693
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	3,596	3,596
4% 6/12/27 (c)(d)	743	743
TOTAL CONVERTIBLE BONDS
(Cost $4,339)		4,339

Preferred Securities - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. 3% (c)(d)(i)	1,900	1,913
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21 (c)(d)	13,682	18,851
TOTAL PREFERRED SECURITIES
(Cost $15,582)		20,764
	Shares	Value (000s)

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.09% (j)	108,296,722	108,318
Fidelity Securities Lending Cash Central Fund 0.09% (j)(k)	510,682,165	510,733
TOTAL MONEY MARKET FUNDS
(Cost $619,047)		619,051
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $19,142,720)		62,558,860
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(577,431)
NET ASSETS - 100%		$61,981,429

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,399,537,000 or 2.3% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated company

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $761,621,000 or 1.2% of net assets.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$8,197
Adagio Theraputics, Inc. Series A	7/15/20	$3,311
Adagio Theraputics, Inc. Series B	11/4/20	$8,480
Adimab LLC	9/17/14 - 6/5/15	$47,869
Agbiome LLC Series C	6/29/18	$6,716
Alignment Healthcare Partners unit	2/28/20	$10,550
Allbirds, Inc.	10/9/18	$3,372
Allbirds, Inc. Series A	10/9/18	$1,331
Allbirds, Inc. Series B	10/9/18	$234
Allbirds, Inc. Series C	10/9/18	$2,234
Allbirds, Inc. Series D	12/23/19	$3,362
Allbirds, Inc. Series Seed	10/9/18 - 1/23/20	$4,077
Ambrx, Inc. Series A	11/6/20	$2,116
Ambrx, Inc. Series B	11/6/20	$2,116
Ant International Co. Ltd. Class C	5/16/18	$9,303
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Bird Rides, Inc. Series C	12/21/18	$4,091
Bird Rides, Inc. Series D	9/30/19	$5,362
Blink Health LLC Series C	11/7/19	$24,578
ByteDance Ltd. Series E1	11/18/20	$44,208
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$15,506
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$6,920
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$5,395
Cazoo Holdings Ltd.	9/30/20	$3,072
Cazoo Holdings Ltd. Series A	9/30/20	$100
Cazoo Holdings Ltd. Series B	9/30/20	$1,756
Cazoo Holdings Ltd. Series C	9/30/20	$36
Cazoo Holdings Ltd. Series D	9/30/20	$6,274
Cerevel Therapeutics Holdings	10/27/20	$13,843
Cibus Corp. Series C	2/16/18	$9,500
Cibus Corp. Series D	5/10/19	3,426
Clover Health Series D	6/7/17	$8,099
Conformal Medical, Inc. Series C	7/24/20	$3,913
Cyclerion Therapeutics, Inc.	4/2/19	$8,052
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
DiamondPeak Holdings Corp.	10/23/20	$22,324
Dragonfly Therapeutics, Inc.	12/19/19	$12,746
Element Biosciences, Inc. Series B	12/13/19	$5,745
Epic Games, Inc.	7/13/20 - 7/30/20	$29,785
EQRx, Inc. Series B	11/19/20	$18,943
Fanatics, Inc. Series E	8/13/20	$9,651
Freenome, Inc. Series C	8/14/20	$5,958
Immunocore Ltd. Series A	7/27/15	$12,669
Inscripta, Inc. Series D	11/13/20	$7,724
Instacart, Inc. Series H	11/13/20	$4,339
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Intarcia Therapeutics, Inc. 6% 7/18/21	2/26/19	$13,682
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$1,299
JUUL Labs, Inc. Series E	7/6/18	$650
Kensington Capital Acquisition Corp.	11/25/20	$17,382
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$7,719
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	720
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	2,943
Mulberry Health, Inc. Series A-8	1/20/16	$18,851
Neutron Holdings, Inc. Series 1D	1/25/19	$4,339
Neutron Holdings, Inc. warrants	6/4/20	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$3,596
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$743
Nohla Therapeutics, Inc. Series B	5/1/18	$4,161
Nuvation Bio, Inc. Series A	6/17/19	$10,062
Nuvia, Inc. Series B	9/18/20	$3,964
On Holding AG	2/6/20	$8,202
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$4,240
PrognomIQ, Inc. Series A5	8/20/20	$225
PrognomIQ, Inc. Series B	9/11/20	$2,540
Reddit, Inc. Series B	7/26/17	$5,456
Riskified Ltd.	12/20/19 - 4/15/20	$6,506
Riskified Ltd. Series D	11/18/20	$1,807
Riskified Ltd. Series E	10/28/19	$5,367
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$42,039
Royalty Pharma PLC	5/21/15	$1,116
Seer, Inc. Series D1	5/12/20	$5,590
Silverback Therapeutics, Inc. Series C	9/22/20	$2,132
Sonder Holdings, Inc. Series D1	12/20/19	$10,138
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$15,917
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Starry, Inc. Series C	12/8/17	$4,826
Starry, Inc. Series D	3/6/19 - 7/30/20	$15,363
Starry, Inc. 3%	9/4/20	$1,900
Sweetgreen, Inc. Series C	9/13/19	$90
Sweetgreen, Inc. Series D	9/13/19	$1,455
Sweetgreen, Inc. Series H	11/9/18	$9,197
Sweetgreen, Inc. Series I	9/13/19	$3,430
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	67,653
Tory Burch LLC Class B	12/31/12	$17,505
UiPath, Inc. Series A1	6/14/19	$7,701
UiPath, Inc. Series B1	6/14/19	$384
UiPath, Inc. Series B2	6/14/19	$1,911
Vera Therapeutics, Inc. Series C	10/29/20	$2,126
Vor Biopharma, Inc.	6/30/20	$2,864
Waymo LLC Series A2	5/8/20	$3,844
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	10,815
Wheels Up Partners Holdings LLC Series D	5/16/19	9,242
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140
Yumanity Holdings LLC Class B	6/19/18	$2,815
Yumanity Holdings LLC Series C	6/19/20	$1,914

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$297
Fidelity Securities Lending Cash Central Fund	4,824
Total	$5,121

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$356,627	$12,074	$37,899	$--	$18,742	$63,145	$--
Actua Corp.	453	--	13	--	13	(377)	--
Akcea Therapeutics, Inc.	101,194	--	47,778	--	(11,547)	4,180	--
Arlo Technologies, Inc.	14,633	--	9,725	--	(25,549)	28,194	--
Axcella Health, Inc.	3,821	6,452	445	--	130	2,670	12,628
Codiak Biosciences, Inc.	--	--	--	--	--	(7,914)	8,610
Codiak Biosciences, Inc.	--	5,119	28		(4)	(253)	4,834
Codiak Biosciences, Inc. Series A 8.00%	2,141	--	--	--	--	(1,550)	--
Codiak Biosciences, Inc. Series B 8.00%	6,959	--	--	--	--	(1,208)	--
Codiak Biosciences, Inc. Series C 8.00%	9,758	--	--	--	--	424	--
dMY Technology Group, Inc.	--	16,893	288	--	55	6,742	23,402
Infinera Corp.	79,794	5,518	5,312	--	1,438	25,123	106,561
Ionis Pharmaceuticals, Inc.	528,346	33,987	42,601	--	15,123	(127,792)	407,063
Karuna Therapeutics, Inc.	86,032	6,264	7,829	--	6,673	58,376	153,778
Karuna Therapeutics, Inc.	24,967	--	--	--	--	(20,705)	--
Kensington Capital Acquisition Corp.	--	17,383	--	--	--	56,145	73,528
Lexicon Pharmaceuticals, Inc.	20,529	--	4,164	--	(25,430)	14,808	--
lululemon athletica, Inc.	1,492,234	43,181	122,085	--	102,953	824,690	--
Momenta Pharmaceuticals, Inc.	100,894	27,945	74,501	--	246,584	3,599	--
OptiNose, Inc.	24,547	2,644	1,021	--	(195)	(14,386)	11,589
Presbia PLC	7	1	1	--	(183)	188	12
Rigel Pharmaceuticals, Inc.	23,046	--	1,841	--	(1,799)	9,236	28,642
Rubius Therapeutics, Inc.	30,122	6,827	2,440	--	(2,249)	(4,670)	27,590
Sienna Biopharmaceuticals, Inc.	336	--	3	--	(307)	(15)	11
Silicon Laboratories, Inc.	318,613	15,925	36,814	--	10,895	20,765	329,384
Syros Pharmaceuticals, Inc.	6,242	--	610	--	40	3,683	--
Syros Pharmaceuticals, Inc.	4,784	--	--	--	--	2,861	--
Translate Bio, Inc.	30,813	2,479	14,819	--	2,460	27,044	--
UNITY Biotechnology, Inc.	17,120	3,644	3,214	--	(7,030)	2,042	--
	$3,284,012	$206,336	$413,431	$--	$330,813	$975,045	$1,187,632

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$7,025,356	$6,928,850	$59,545	$36,961
Consumer Discretionary	14,393,879	13,653,147	510,905	229,827
Consumer Staples	1,410,002	1,318,325	41,345	50,332
Energy	293,235	185,038	108,197	--
Financials	763,098	625,742	91,095	46,261
Health Care	11,632,193	10,740,885	529,458	361,850
Industrials	2,987,208	2,615,571	139,185	232,452
Information Technology	22,792,121	22,541,856	45,758	204,507
Materials	482,343	482,343	--	--
Real Estate	135,271	135,271	--	--
Corporate Bonds	4,339	--	--	4,339
Preferred Securities	20,764	--	--	20,764
Money Market Funds	619,051	619,051	--	--
Total Investments in Securities:	$62,558,860	$59,846,079	$1,525,488	$1,187,293

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$991,561
Net Realized Gain (Loss) on Investment Securities	33,710
Net Unrealized Gain (Loss) on Investment Securities	(14,963)
Cost of Purchases	306,750
Proceeds of Sales	(73,317)
Amortization/Accretion	--
Transfers into Level 3	34,887
Transfers out of Level 3	(121,261)
Ending Balance	$1,187,293
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$14,797

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $502,809) — See accompanying schedule: Unaffiliated issuers (cost $17,496,558)	$60,752,177
Fidelity Central Funds (cost $619,047)	619,051
Other affiliated issuers (cost $1,027,115)	1,187,632
Total Investment in Securities (cost $19,142,720)		$62,558,860
Restricted cash		100
Receivable for investments sold		110,772
Receivable for fund shares sold		52,172
Dividends receivable		22,652
Interest receivable		85
Distributions receivable from Fidelity Central Funds		353
Prepaid expenses		76
Other receivables		2,637
Total assets		62,747,707
Liabilities
Payable to custodian bank	$352
Payable for investments purchased
Regular delivery	121,386
Delayed delivery	44,208
Payable for fund shares redeemed	45,612
Accrued management fee	33,541
Other affiliated payables	4,898
Other payables and accrued expenses	5,605
Collateral on securities loaned	510,676
Total liabilities		766,278
Net Assets		$61,981,429
Net Assets consist of:
Paid in capital		$13,592,313
Total accumulated earnings (loss)		48,389,116
Net Assets		$61,981,429
Net Asset Value and Maximum Offering Price
Growth Company:
Net Asset Value, offering price and redemption price per share ($43,532,668 ÷ 1,262,158 shares)		$34.49
Class K:
Net Asset Value, offering price and redemption price per share ($18,448,761 ÷ 533,638 shares)		$34.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$201,855
Interest		85
Income from Fidelity Central Funds (including $4,824 from security lending)		5,121
Total income		207,061
Expenses
Management fee
Basic fee	$260,238
Performance adjustment	83,353
Transfer agent fees	47,287
Accounting fees	2,357
Custodian fees and expenses	662
Independent trustees' fees and expenses	260
Registration fees	359
Audit	122
Legal	56
Interest	43
Miscellaneous	443
Total expenses before reductions	395,180
Expense reductions	(890)
Total expenses after reductions		394,290
Net investment income (loss)		(187,229)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,643,883
Fidelity Central Funds	28
Other affiliated issuers	330,813
Foreign currency transactions	(485)
Total net realized gain (loss)		7,974,239
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $999)	16,965,686
Fidelity Central Funds	(5)
Other affiliated issuers	975,045
Assets and liabilities in foreign currencies	389
Total change in net unrealized appreciation (depreciation)		17,941,115
Net gain (loss)		25,915,354
Net increase (decrease) in net assets resulting from operations		$25,728,125

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(187,229)	$(72,013)
Net realized gain (loss)	7,974,239	4,402,258
Change in net unrealized appreciation (depreciation)	17,941,115	4,056,258
Net increase (decrease) in net assets resulting from operations	25,728,125	8,386,503
Distributions to shareholders	(1,648,937)	(2,255,301)
Share transactions - net increase (decrease)	(5,730,222)	(3,581,880)
Total increase (decrease) in net assets	18,348,966	2,549,322
Net Assets
Beginning of period	43,632,463	41,083,141
End of period	$61,981,429	$43,632,463

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$21.54	$18.79	$18.53	$14.28	$14.35
Income from Investment Operations
Net investment income (loss)B	(.10)	(.04)	(.01)C	(.01)	.01
Net realized and unrealized gain (loss)	13.87	3.81	1.12	5.08	.47
Total from investment operations	13.77	3.77	1.11	5.07	.48
Distributions from net investment income	–	–	–	(.01)	–
Distributions from net realized gain	(.82)	(1.02)	(.85)	(.81)	(.55)
Total distributions	(.82)	(1.02)	(.85)	(.82)	(.55)
Net asset value, end of period	$34.49	$21.54	$18.79	$18.53	$14.28
Total ReturnD	66.23%	22.05%	6.19%	37.34%	3.48%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.83%	.85%	.85%	.77%
Expenses net of fee waivers, if any	.83%	.83%	.85%	.85%	.77%
Expenses net of all reductions	.83%	.83%	.85%	.85%	.77%
Net investment income (loss)	(.41)%	(.20)%	(.07)%C	(.04)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$43,533	$28,861	$25,615	$25,256	$21,114
Portfolio turnover rateG	18%H	16%H	18%H	15%H	19%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.19) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$21.57	$18.80	$18.52	$14.27	$14.34
Income from Investment Operations
Net investment income (loss)B	(.08)	(.02)	–C,D	.01	.02
Net realized and unrealized gain (loss)	13.90	3.81	1.13	5.07	.47
Total from investment operations	13.82	3.79	1.13	5.08	.49
Distributions from net investment income	–	–	–D	(.02)	(.01)
Distributions from net realized gain	(.82)	(1.02)	(.85)	(.81)	(.55)
Total distributions	(.82)	(1.02)	(.85)	(.83)	(.56)
Net asset value, end of period	$34.57	$21.57	$18.80	$18.52	$14.27
Total ReturnE	66.37%	22.15%	6.28%	37.47%	3.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.75%	.76%	.75%	.66%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.75%	.66%
Expenses net of all reductions	.75%	.75%	.76%	.75%	.66%
Net investment income (loss)	(.33)%	(.12)%	.02%C	.06%	.17%
Supplemental Data
Net assets, end of period (in millions)	$18,449	$14,772	$15,468	$16,416	$14,739
Portfolio turnover rateH	18%I	16%I	18%I	15%I	19%I

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 1,162,190	Market comparable	Enterprise value/Sales multiple (EV/S)	1.3 – 20.0 / 5.0	Increase
			Transaction price	$128.24	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	12.8	Increase
			Discount rate	40.4% - 75.0% / 58.1%	Decrease
			Premium rate	1.3% - 90.0% / 45.1%	Increase
			Discount for lack of marketability	10.0% - 20.0% / 12.6%	Decrease
			Liquidity preference	$3.68 - $185.13 / $43.77	Increase
		Recovery value	Recovery value	0.0% - 0.1% / 0.0%	Increase
		Market approach	Transaction price	$0.00 - $10,949.11 / $238.33	Increase
			Premium rate	14.7% - 53.2% / 20.3%	Increase
Corporate Bonds	$4,339	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$20,764	Recovery value	Recovery value	127.2%	Increase
		Market approach	Transaction price	$100.00	Increase

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Company Fund	$2,400

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, net operating losses, certain deemed distributions, partnerships, deferred Trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,318,684
Gross unrealized depreciation	(1,127,616)
Net unrealized appreciation (depreciation)	$43,191,068
Tax Cost	$19,367,792

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$5,203,105
Net unrealized appreciation (depreciation) on securities and other investments	$43,191,291

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Long-term Capital Gains	$1,648,937	$2,255,301

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth Company Fund	319,209.52

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company Fund	8,615,701	13,426,925

Unaffiliated Redemptions In-Kind. During the period, 112,156 shares of the Fund were redeemed in-kind for investments and cash, with a value of $2,738,777. The net realized gain of $2,099,949 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 149,484 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,837,703. The Fund had a net realized gain of $2,012,389 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$40,598.12
Class K	6,689.04
	$47,287

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Company Fund	–(a)

 (a) Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company Fund	$261

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company Fund	Borrower	$35,037	1.29%	$43

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 40,528 shares of the Fund were redeemed in-kind for investments and cash with a value of $789,114. The Fund had a net realized gain of $560,520 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $198.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Growth Company Fund	$108

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company Fund	$488	$167	$22,835

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $711 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $175.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Growth Company	$1,096,909	$1,424,494
Class K	552,028	830,807
Total	$1,648,937	$2,255,301

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Growth Company
Shares sold	143,233	180,739	$3,580,444	$3,351,066
Reinvestment of distributions	46,565	83,397	1,001,606	1,317,674
Shares redeemed	(267,601)(a)	(287,594)(b),(c)	(6,549,853)(a)	(5,449,107)(b),(c)
Net increase (decrease)	(77,803)	(23,458)	$(1,967,803)	$(780,367)
Class K
Shares sold	159,559	107,306	$3,999,040	$2,022,758
Reinvestment of distributions	25,606	52,532	551,818	830,534
Shares redeemed	(336,337)(a)	(297,834)(b),(c)	(8,313,277)(a)	(5,654,805)(b),(c)
Net increase (decrease)	(151,172)	(137,996)	$(3,762,419)	$(2,801,513)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon St. Trust and Shareholders of Fidelity Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon St. Trust, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Growth Company Fund
Growth Company	.82%
Actual		$1,000.00	$1,404.30	$4.93
Hypothetical-C		$1,000.00	$1,020.90	$4.14
Class K	.74%
Actual		$1,000.00	$1,404.70	$4.45
Hypothetical-C		$1,000.00	$1,021.30	$3.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/30/20	12/29/20	$2.911
Class K	12/30/20	12/29/20	$2.911

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $5,566,966,782, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	14,451,227,033.599	72.348
Against	2,988,562,041.336	14.962
Abstain	2,109,935,732.489	10.563
Broker Non-Vote	424,939,405.680	2.127
TOTAL	19,974,664,213.104	100.000

PROPOSAL 5

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	6,038,978,644.117	30.233
Against	11,975,662,422.002	59.954
Abstain	1,423,720,801.253	7.128
Broker Non-Vote	536,302,345.732	2.685
TOTAL	19,974,664,213.104	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

GCF-ANN-0121
1.539089.123

Fidelity® New Millennium Fund®

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	2.60%	9.37%	11.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,324	Fidelity® New Millennium Fund®
$37,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager John Roth:  For the fiscal year ending November 30, 2020, the fund gained 2.60%, underperforming the 17.46% result of the benchmark, the S&P 500® Index. Market selections and security choices hurt the fund’s relative return. An underweighting and stock picks in information technology detracted meaningfully, as did stock picks in industrials and an overweighting in energy. Not owning benchmark components Apple (+80%), Amazon.com (+76%) and Microsoft (+43%) hurt materially, as did owning outsized stakes in two large banks: Wells Fargo (-47%) and Bank of America (-14%). Conversely, picks in energy and materials, an overweighting in consumer discretionary, and the fund’s cash position all aided the fund’s relative return. Several non-benchmark positions added value, including at-home exercise equipment company Peloton Interactive (+225%) telecommunication services giant Sprint (+41%) and New Fortress Energy (+196%) We sold Peloton and Sprint by period end and reduced the fund’s New Fortress Energy stake. By period end, we increased the fund’s exposure to the information technology sector and reduced our allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
General Electric Co.	5.6
Comcast Corp. Class A	3.0
Wells Fargo & Co.	2.9
Exxon Mobil Corp.	1.8
Bank of America Corp.	1.7
American International Group, Inc.	1.7
Verizon Communications, Inc.	1.7
UnitedHealth Group, Inc.	1.4
Hess Corp.	1.4
Brunello Cucinelli SpA	1.4
22.6

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Financials	19.1
Industrials	16.2
Health Care	14.1
Consumer Discretionary	12.2
Information Technology	9.6

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.7%
Convertible Securities	0.9%
Other Investments	0.4%

 * Foreign investments - 19.1%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 2.0%
Cogent Communications Group, Inc.	133,200	$7,744
Verizon Communications, Inc.	633,500	38,270
		46,014
Entertainment - 0.2%
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	3,929,314	5,855
Media - 3.2%
Comcast Corp. Class A	1,377,900	69,226
Sinclair Broadcast Group, Inc. Class A (e)	220,000	5,997
		75,223
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc.	202,137	26,872

TOTAL COMMUNICATION SERVICES		153,964

CONSUMER DISCRETIONARY - 11.4%
Automobiles - 1.9%
Aston Martin Lagonda Global Holdings PLC (a)(e)(f)	6,167,500	6,006
Fiat Chrysler Automobiles NV	1,356,900	21,032
General Motors Co.	404,600	17,738
		44,776
Hotels, Restaurants & Leisure - 0.5%
Churchill Downs, Inc.	59,300	10,669
Household Durables - 1.8%
D.R. Horton, Inc.	260,300	19,392
Mohawk Industries, Inc. (a)	82,300	10,356
NVR, Inc. (a)	3,110	12,431
		42,179
Internet & Direct Marketing Retail - 1.0%
Coupang unit (c)(d)	734,506	5,509
The Booking Holdings, Inc. (a)	8,300	16,836
		22,345
Leisure Products - 1.0%
American Outdoor Brands, Inc. (a)	122,325	1,698
New Academy Holding Co. LLC unit (a)(c)(g)	66,000	6,204
Peloton Interactive, Inc. Class A (a)	71,616	8,333
Smith & Wesson Brands, Inc. (e)	489,300	7,711
		23,946
Specialty Retail - 2.7%
AutoZone, Inc. (a)	10,300	11,718
Best Buy Co., Inc.	119,500	13,002
National Vision Holdings, Inc. (a)	325,200	13,922
TJX Companies, Inc.	381,000	24,197
		62,839
Textiles, Apparel & Luxury Goods - 2.5%
Allbirds, Inc. (a)(c)(d)	22,235	257
Brunello Cucinelli SpA (e)	822,600	32,294
PVH Corp.	120,000	9,539
Tapestry, Inc.	374,300	10,600
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	408,400	6,767
		59,457

TOTAL CONSUMER DISCRETIONARY		266,211

CONSUMER STAPLES - 4.5%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	11,621
Molson Coors Beverage Co. Class B	160,600	7,388
		19,009
Food & Staples Retailing - 0.7%
Kroger Co.	491,700	16,226
Food Products - 0.8%
Danone SA	153,900	9,924
Greencore Group PLC	5,282,961	8,212
		18,136
Household Products - 0.9%
Energizer Holdings, Inc.	157,300	6,589
Reckitt Benckiser Group PLC	165,200	14,420
		21,009
Personal Products - 1.3%
Edgewell Personal Care Co.	325,400	11,308
Unilever PLC	320,300	19,339
		30,647

TOTAL CONSUMER STAPLES		105,027

ENERGY - 8.7%
Energy Equipment & Services - 0.9%
Oceaneering International, Inc. (a)	523,752	3,179
Odfjell Drilling Ltd. (a)	3,992,224	6,596
Schlumberger Ltd.	448,300	9,320
TechnipFMC PLC	302,000	2,510
		21,605
Oil, Gas & Consumable Fuels - 7.8%
BP PLC sponsored ADR	595,573	11,649
Cabot Oil & Gas Corp.	523,300	9,168
Cenovus Energy, Inc. (Canada)	2,309,000	11,450
Cheniere Energy, Inc. (a)	372,000	21,089
Energy Transfer Equity LP	725,500	4,484
Exxon Mobil Corp.	1,131,800	43,156
GasLog Ltd. (e)	438,641	1,294
Golar LNG Ltd. (a)(e)	791,400	7,202
Hess Corp.	701,600	33,101
New Fortress Energy LLC (e)	215,100	9,273
The Williams Companies, Inc.	978,297	20,525
Valero Energy Corp.	173,000	9,302
		181,693

TOTAL ENERGY		203,298

FINANCIALS - 19.1%
Banks - 7.5%
Bank of America Corp.	1,448,300	40,784
Comerica, Inc.	176,400	8,679
HDFC Bank Ltd. sponsored ADR (a)	237,800	16,408
PNC Financial Services Group, Inc.	217,500	30,030
Wells Fargo & Co.	2,505,300	68,520
Wintrust Financial Corp.	201,300	10,969
		175,390
Capital Markets - 4.4%
Goldman Sachs Group, Inc.	84,900	19,576
Morgan Stanley	321,300	19,866
Northern Trust Corp.	147,200	13,707
Sixth Street Specialty Lending, Inc.	1,082,339	22,307
The NASDAQ OMX Group, Inc.	139,300	17,829
Virtu Financial, Inc. Class A	444,695	10,135
		103,420
Insurance - 5.5%
American International Group, Inc.	1,009,500	38,805
Arch Capital Group Ltd. (a)	625,100	20,125
Chubb Ltd.	204,109	30,173
First American Financial Corp.	130,200	6,307
Hiscox Ltd. (a)	663,207	9,458
MetLife, Inc.	366,300	16,912
RenaissanceRe Holdings Ltd.	34,200	5,631
		127,411
Thrifts & Mortgage Finance - 1.7%
Housing Development Finance Corp. Ltd.	341,868	10,378
Radian Group, Inc.	1,499,623	28,313
		38,691

TOTAL FINANCIALS		444,912

HEALTH CARE - 13.5%
Biotechnology - 1.5%
Amgen, Inc.	97,300	21,604
Regeneron Pharmaceuticals, Inc. (a)	17,400	8,979
Viela Bio, Inc. (a)	121,600	4,662
		35,245
Health Care Equipment & Supplies - 3.4%
Becton, Dickinson & Co.	93,200	21,887
Boston Scientific Corp. (a)	618,800	20,513
Danaher Corp.	114,400	25,698
Hologic, Inc. (a)	176,800	12,222
		80,320
Health Care Providers & Services - 4.1%
Centene Corp. (a)	303,700	18,723
Cigna Corp.	107,600	22,503
Oak Street Health, Inc. (a)	3,500	165
Oak Street Health, Inc.	273,633	12,262
UnitedHealth Group, Inc.	99,600	33,499
Universal Health Services, Inc. Class B	71,900	9,389
		96,541
Life Sciences Tools & Services - 0.8%
Bruker Corp.	352,422	17,836
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	405,900	25,328
Eli Lilly & Co.	181,100	26,377
Roche Holding AG (participation certificate)	60,080	19,733
Sanofi SA	138,300	13,940
		85,378

TOTAL HEALTH CARE		315,320

INDUSTRIALS - 16.1%
Aerospace & Defense - 3.8%
General Dynamics Corp.	131,800	19,684
Huntington Ingalls Industries, Inc.	123,100	19,719
Kratos Defense & Security Solutions, Inc. (a)	530,000	11,220
Northrop Grumman Corp.	73,500	22,216
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	58,589	15,819
Class C(a)(c)(d)	818	221
		88,879
Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (a)	108,800	11,607
Building Products - 0.5%
Fortune Brands Home & Security, Inc.	140,500	11,732
Commercial Services & Supplies - 1.4%
IAA Spinco, Inc. (a)	198,100	11,870
KAR Auction Services, Inc.	225,000	4,061
Stericycle, Inc. (a)	155,200	10,932
U.S. Ecology, Inc.	142,656	4,835
		31,698
Construction & Engineering - 0.9%
AECOM (a)	261,500	13,569
Argan, Inc.	170,800	7,855
		21,424
Electrical Equipment - 0.9%
Melrose Industries PLC (a)	4,820,328	9,645
Sensata Technologies, Inc. PLC (a)	243,900	11,910
		21,555
Industrial Conglomerates - 5.6%
General Electric Co.	12,927,100	131,595
Machinery - 1.3%
Donaldson Co., Inc.	220,900	11,761
Ingersoll Rand, Inc. (a)	236,500	10,470
Pentair PLC	148,600	7,700
		29,931
Marine - 0.5%
Goodbulk Ltd. (a)(d)	959,290	11,490
Road & Rail - 0.7%
Knight-Swift Transportation Holdings, Inc. Class A	371,386	15,335

TOTAL INDUSTRIALS		375,246

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 2.1%
Cisco Systems, Inc.	749,700	32,252
Ericsson (B Shares)	1,313,400	16,123
		48,375
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	115,982	15,172
Keysight Technologies, Inc. (a)	123,700	14,849
		30,021
IT Services - 4.1%
Akamai Technologies, Inc. (a)	137,000	14,181
Black Knight, Inc. (a)	121,749	11,155
Euronet Worldwide, Inc. (a)	61,000	8,201
Fidelity National Information Services, Inc.	128,000	18,996
Fiserv, Inc. (a)	1	0
Leidos Holdings, Inc.	99,300	10,000
Visa, Inc. Class A	153,500	32,289
		94,822
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	96,000	13,352
Intel Corp.	461,300	22,304
Lam Research Corp.	31,200	14,123
		49,779

TOTAL INFORMATION TECHNOLOGY		222,997

MATERIALS - 4.4%
Chemicals - 1.6%
LG Chemical Ltd.	29,100	21,001
Nutrien Ltd.	176,520	8,713
Olin Corp.	328,500	7,191
		36,905
Containers & Packaging - 1.0%
Avery Dennison Corp.	61,300	9,155
O-I Glass, Inc.	1,314,200	14,877
		24,032
Metals & Mining - 1.8%
Franco-Nevada Corp.	133,400	17,757
Newcrest Mining Ltd.	422,346	8,349
Novagold Resources, Inc. (a)	1,442,480	14,439
		40,545

TOTAL MATERIALS		101,482

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Cousins Properties, Inc.	193,288	6,458
Gaming & Leisure Properties	292,833	12,164
Healthcare Trust of America, Inc.	244,500	6,364
Simon Property Group, Inc.	85,200	7,035
Spirit Realty Capital, Inc.	294,660	10,855
VEREIT, Inc.	786,500	5,576
VICI Properties, Inc.	503,700	12,739
		61,191
UTILITIES - 1.8%
Electric Utilities - 1.8%
Duke Energy Corp.	264,000	24,462
Southern Co.	295,600	17,692
		42,154
TOTAL COMMON STOCKS
(Cost $1,937,559)		2,291,802

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Allbirds, Inc.:
Series A (a)(c)(d)	8,775	101
Series B (a)(c)(d)	1,540	18
Series C (a)(c)(d)	14,735	170
Series D (c)(d)	28,273	327
Series Seed (a)(c)(d)	41,664	482
Bolt Threads, Inc. Series D (a)(c)(d)	390,327	5,152
		6,250
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Sweetgreen, Inc.:
Series C (a)(c)(d)	1,587	24
Series D (a)(c)(d)	25,534	379
Series I (a)(c)(d)	60,179	894
		1,297
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.4%
Butterfly Network, Inc. Series D (a)(c)	658,083	9,148
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series H (a)(c)(d)	7,570	2,044

TOTAL CONVERTIBLE PREFERRED STOCKS		18,739

Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Porsche Automobil Holding SE (Germany)	155,200	9,857
TOTAL PREFERRED STOCKS
(Cost $25,689)		28,596
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Bolt Threads, Inc. 3% 2/7/23 (c)(d)	2,915	2,915
Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA 12% 4/1/24 pay-in-kind (f)(h)(i)	214	9
TOTAL CORPORATE BONDS
(Cost $3,131)		2,924

Preferred Securities - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Butterfly Network, Inc. 5% 5/21/22 (Cost $4,032)(c)(d)	4,032	4,036
	Shares	Value (000s)

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (b)(c)(d)
(Cost $8,368)	8,367,654	3,693

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.09% (j)	3,323,915	3,325
Fidelity Securities Lending Cash Central Fund 0.09% (j)(k)	26,748,844	26,752
TOTAL MONEY MARKET FUNDS
(Cost $30,076)		30,077
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $2,008,855)		2,361,128
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(30,328)
NET ASSETS - 100%		$2,330,800

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $63,248,000 or 2.7% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,015,000 or 0.3% of net assets.

 (g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (h) Non-income producing - Security is in default.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allbirds, Inc.	10/9/18	$244
Allbirds, Inc. Series A	10/9/18	$96
Allbirds, Inc. Series B	10/9/18	$17
Allbirds, Inc. Series C	10/9/18	$162
Allbirds, Inc. Series D	12/23/19	$364
Allbirds, Inc. Series Seed	10/9/18 - 1/23/20	$416
Bolt Threads, Inc. Series D	12/13/17	$6,261
Bolt Threads, Inc. 3% 2/7/23	2/7/20	$2,915
Butterfly Network, Inc. Series D	5/4/18	$6,759
Butterfly Network, Inc. 5% 5/21/22	5/19/20	$4,032
Coupang unit	6/12/20	$5,509
New Academy Holding Co. LLC unit	8/1/11	$6,956
Space Exploration Technologies Corp. Class A	4/8/16 - 9/11/17	$5,981
Space Exploration Technologies Corp. Class C	9/11/17	$110
Space Exploration Technologies Corp. Series H	8/4/17	$1,022
Sweetgreen, Inc. Series C	9/13/19	$27
Sweetgreen, Inc. Series D	9/13/19	$437
Sweetgreen, Inc. Series I	9/13/19	$1,029
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$8,368
WME Entertainment Parent, LLC Class A	8/16/16	$7,349

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$168
Fidelity Securities Lending Cash Central Fund	668
Total	$836

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$153,964	$148,109	$--	$5,855
Consumer Discretionary	282,318	215,941	54,361	12,016
Consumer Staples	106,324	53,132	51,895	1,297
Energy	203,298	196,702	6,596	--
Financials	444,912	425,076	19,836	--
Health Care	324,468	269,385	55,083	--
Industrials	377,290	338,071	9,645	29,574
Information Technology	222,997	206,874	16,123	--
Materials	101,482	101,482	--	--
Real Estate	61,191	61,191	--	--
Utilities	42,154	42,154	--	--
Corporate Bonds	2,924	--	9	2,915
Preferred Securities	4,036	--	--	4,036
Other	3,693	--	--	3,693
Money Market Funds	30,077	30,077	--	--
Total Investments in Securities:	$2,361,128	$2,088,194	$213,548	$59,386

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$28,378
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	1,196
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$29,574
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$1,196
Other Investments in Securities
Beginning Balance	$33,808
Net Realized Gain (Loss) on Investment Securities	(6,272)
Net Unrealized Gain (Loss) on Investment Securities	1,281
Cost of Purchases	13,259
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(12,264)
Ending Balance	$29,812
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(4,991)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.9%
United Kingdom	3.6%
Bermuda	2.7%
Canada	2.3%
Switzerland	2.2%
Italy	1.4%
India	1.2%
Korea (South)	1.2%
France	1.0%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $24,867) — See accompanying schedule: Unaffiliated issuers (cost $1,978,779)	$2,331,051
Fidelity Central Funds (cost $30,076)	30,077
Total Investment in Securities (cost $2,008,855)		$2,361,128
Restricted cash		71
Receivable for fund shares sold		1,079
Dividends receivable		4,274
Interest receivable		173
Distributions receivable from Fidelity Central Funds		52
Prepaid expenses		4
Other receivables		17
Total assets		2,366,798
Liabilities
Payable for fund shares redeemed	$3,269
Accrued management fee	523
Notes payable to affiliates	5,081
Other affiliated payables	311
Other payables and accrued expenses	72
Collateral on securities loaned	26,742
Total liabilities		35,998
Net Assets		$2,330,800
Net Assets consist of:
Paid in capital		$1,789,755
Total accumulated earnings (loss)		541,045
Net Assets		$2,330,800
Net Asset Value, offering price and redemption price per share ($2,330,800 ÷ 61,710 shares)		$37.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$48,240
Interest		44
Income from Fidelity Central Funds (including $668 from security lending)		836
Total income		49,120
Expenses
Management fee
Basic fee	$12,696
Performance adjustment	(6,077)
Transfer agent fees	3,340
Accounting fees	714
Custodian fees and expenses	50
Independent trustees' fees and expenses	14
Registration fees	32
Audit	81
Legal	6
Interest	2
Miscellaneous	38
Total expenses before reductions	10,896
Expense reductions	(68)
Total expenses after reductions		10,828
Net investment income (loss)		38,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	182,215
Fidelity Central Funds	6
Foreign currency transactions	(67)
Total net realized gain (loss)		182,154
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $71)	(239,637)
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		(239,605)
Net gain (loss)		(57,451)
Net increase (decrease) in net assets resulting from operations		$(19,159)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,292	$51,461
Net realized gain (loss)	182,154	85,099
Change in net unrealized appreciation (depreciation)	(239,605)	218,863
Net increase (decrease) in net assets resulting from operations	(19,159)	355,423
Distributions to shareholders	(127,086)	(456,326)
Share transactions
Proceeds from sales of shares	68,685	137,673
Reinvestment of distributions	120,699	434,841
Cost of shares redeemed	(703,298)	(686,694)
Net increase (decrease) in net assets resulting from share transactions	(513,914)	(114,180)
Total increase (decrease) in net assets	(660,159)	(215,083)
Net Assets
Beginning of period	2,990,959	3,206,042
End of period	$2,330,800	$2,990,959
Other Information
Shares
Sold	2,085	3,922
Issued in reinvestment of distributions	3,211	14,115
Redeemed	(21,417)	(19,320)
Net increase (decrease)	(16,121)	(1,283)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Millennium Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.43	$40.52	$42.70	$37.56	$38.99
Income from Investment Operations
Net investment income (loss)A	.54	.62	.43	.38	.43
Net realized and unrealized gain (loss)	.45B	3.11	.87	7.01	2.31
Total from investment operations	.99	3.73	1.30	7.39	2.74
Distributions from net investment income	(.36)	(.39)	(.36)	(.43)	(.35)
Distributions from net realized gain	(1.29)	(5.43)	(3.12)	(1.82)	(3.82)
Total distributions	(1.65)	(5.82)	(3.48)	(2.25)	(4.17)
Net asset value, end of period	$37.77	$38.43	$40.52	$42.70	$37.56
Total ReturnC	2.60%	12.82%	3.19%	20.69%	8.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.61%	.64%	.54%	.57%
Expenses net of fee waivers, if any	.46%	.61%	.64%	.54%	.57%
Expenses net of all reductions	.45%	.61%	.63%	.54%	.57%
Net investment income (loss)	1.61%	1.72%	1.03%	.98%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$2,331	$2,991	$3,206	$3,288	$3,045
Portfolio turnover rateF	22%	34%	37%	31%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$48,742	Market comparable	Enterprise value/Sales multiple (EV/S)	11.0	Increase
			Premium rate	94.7%	Increase
		Market approach	Transaction price	$1.49 - $270.00 / $154.76	Increase
			Discount rate	15.2%	Decrease
Corporate Bonds	$2,915	Market approach	Transaction price	$100.00	Increase
Other	$3,693	Discounted cash flow	Discount rate	17.2%	Decrease
Preferred Securities	$4,036	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$598,785
Gross unrealized depreciation	(245,192)
Net unrealized appreciation (depreciation)	$353,593
Tax Cost	$2,007,535

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,862
Undistributed long-term capital gain	$155,566
Net unrealized appreciation (depreciation) on securities and other investments	$353,617

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$28,036	$ 30,644
Long-term Capital Gains	99,050	425,682
Total	$127,086	$ 456,326

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity New Millennium Fund	9,619.41

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Millennium Fund	524,447	1,068,488

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .28% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Millennium Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Millennium Fund	$22

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity New Millennium Fund	Borrower	$6,121.56%		$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity New Millennium Fund	$6

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity New Millennium Fund	$21	$4	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity New Millennium Fund	$3,664.60%		$–(a)

 (a) Amount less than five hundred dollars

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $52 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $12.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity New Millennium Fund	.44%
Actual		$1,000.00	$1,196.80	$2.42
Hypothetical-C		$1,000.00	$1,022.80	$2.23

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay on December 30, 2020, to shareholders of record at the opening of business on December 29, 2020, a distribution of $2.563 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.583 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $180,949,416, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	932,762,905.664	72.558
Against	191,346,496.060	14.884
Abstain	111,477,816.165	8.672
Broker Non-Vote	49,958,054.800	3.886
TOTAL	1,285,545,272.689	100.000
Proposal 1 reflects trust wide proposal and voting results.

NMF-ANN-0121
1.539033.123

Fidelity® Growth Strategies Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	25.02%	13.91%	13.21%
Class K	25.17%	14.07%	13.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$34,574	Fidelity® Growth Strategies Fund
$41,170	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2020, the fund's share classes gained about 25%, underperforming the 30.90% result of the benchmark Russell Midcap® Growth index. Versus the benchmark, security selection was the primary detractor, especially within the information technology sector. Stock picking and an underweighting in the consumer discretionary sector – the retailing industry in particular – further hindered performance. Also weighing on the portfolio’s relative result were stock picks in the health care sector, namely within the health care equipment & services industry. A lack of exposure to Moderna was the fund’s biggest individual relative detractor the past 12 months. Not owning DocuSign, a benchmark component that gained 220%, hurt considerably as well. Also hindering performance was our lighter-than-benchmark stake in Twilio, which gained 210%. This was a stake we established the past year. Conversely, the biggest contributor to performance versus the benchmark was stock picking in the financials sector, especially within the diversified financials industry. A lack of exposure to energy stocks also bolstered the fund's relative result, as did positioning in industrials. The biggest individual relative contributor was an overweight position in Trade Desk (+237%), one of the portfolio’s largest holdings at period end. Also helping performance was our outsized stake in Slack Technologies, which gained 88%. We increased our position in the stock the past 12 months. Another notable relative contributor was an overweighting in Lam Research (+74%), where we decreased our stake this period. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
ResMed, Inc.	3.1
The Trade Desk, Inc.	2.7
MSCI, Inc.	2.6
KLA-Tencor Corp.	2.4
Cadence Design Systems, Inc.	2.2
Take-Two Interactive Software, Inc.	2.1
Cintas Corp.	2.0
Mettler-Toledo International, Inc.	2.0
DexCom, Inc.	2.0
Veeva Systems, Inc. Class A	1.8
22.9

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	37.0
Health Care	19.7
Industrials	17.6
Consumer Discretionary	8.1
Consumer Staples	6.5

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	101.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(1.3)%

 * Foreign investments – 4.0%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 101.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 4.7%
Entertainment - 3.0%
Electronic Arts, Inc.	234,283	$29,930
Take-Two Interactive Software, Inc. (a)	379,700	68,540
		98,470
Interactive Media & Services - 1.7%
Match Group, Inc. (a)	395,000	54,988

TOTAL COMMUNICATION SERVICES		153,458

CONSUMER DISCRETIONARY - 8.1%
Distributors - 1.3%
Pool Corp.	118,100	40,876
Diversified Consumer Services - 0.2%
Service Corp. International	147,500	7,174
Hotels, Restaurants & Leisure - 0.7%
Domino's Pizza, Inc.	59,900	23,515
Household Durables - 0.6%
D.R. Horton, Inc.	114,500	8,530
Lennar Corp. Class A	66,100	5,014
NVR, Inc. (a)	1,650	6,595
		20,139
Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	270,000	13,616
Etsy, Inc. (a)	175,600	28,219
		41,835
Multiline Retail - 1.5%
Dollar General Corp.	224,000	48,962
Specialty Retail - 2.5%
AutoZone, Inc. (a)	25,800	29,351
Best Buy Co., Inc.	265,600	28,897
Tractor Supply Co.	147,000	20,699
		78,947

TOTAL CONSUMER DISCRETIONARY		261,448

CONSUMER STAPLES - 6.5%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	33,900	31,555
Brown-Forman Corp. Class B (non-vtg.)	376,900	30,401
		61,956
Food & Staples Retailing - 0.3%
Grocery Outlet Holding Corp. (a)	20,000	772
Kroger Co.	270,000	8,910
		9,682
Food Products - 1.9%
Bunge Ltd.	140,500	8,274
Darling Ingredients, Inc. (a)	361,900	17,473
Lamb Weston Holdings, Inc.	156,400	11,320
The Hershey Co.	173,000	25,585
		62,652
Household Products - 2.2%
Church & Dwight Co., Inc.	508,576	44,638
Clorox Co.	70,901	14,390
Reynolds Consumer Products, Inc.	360,956	10,951
		69,979
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	28,000	6,869

TOTAL CONSUMER STAPLES		211,138

FINANCIALS - 5.9%
Capital Markets - 5.0%
MarketAxess Holdings, Inc.	90,900	49,011
Moody's Corp.	55,000	15,529
MSCI, Inc.	203,000	83,112
Nordnet AB	106,300	1,274
S&P Global, Inc.	33,000	11,609
Tradeweb Markets, Inc. Class A	38,900	2,320
		162,855
Insurance - 0.9%
Arthur J. Gallagher & Co.	158,200	18,258
Progressive Corp.	132,120	11,509
		29,767

TOTAL FINANCIALS		192,622

HEALTH CARE - 19.7%
Health Care Equipment & Supplies - 11.3%
DexCom, Inc. (a)	202,100	64,607
Edwards Lifesciences Corp. (a)	134,400	11,275
Hologic, Inc. (a)	560,700	38,761
IDEXX Laboratories, Inc. (a)	50,200	23,141
Intuitive Surgical, Inc. (a)	14,000	10,165
Masimo Corp. (a)	146,616	37,312
Quidel Corp. (a)	122,600	23,913
ResMed, Inc.	480,000	100,611
West Pharmaceutical Services, Inc.	203,500	55,995
		365,780
Health Care Providers & Services - 0.7%
Centene Corp. (a)	85,100	5,246
Laboratory Corp. of America Holdings (a)	84,000	16,787
		22,033
Health Care Technology - 1.8%
Veeva Systems, Inc. Class A (a)	214,000	59,250
Life Sciences Tools & Services - 4.8%
Bio-Rad Laboratories, Inc. Class A (a)	27,999	15,077
Charles River Laboratories International, Inc. (a)	223,000	52,298
Mettler-Toledo International, Inc. (a)	57,000	65,552
PerkinElmer, Inc.	146,900	19,538
Sotera Health Co.	128,686	3,482
		155,947
Pharmaceuticals - 1.1%
Horizon Therapeutics PLC (a)	454,000	31,975
Royalty Pharma PLC	134,555	5,732
		37,707

TOTAL HEALTH CARE		640,717

INDUSTRIALS - 17.6%
Aerospace & Defense - 1.1%
TransDigm Group, Inc.	61,000	35,331
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	131,100	12,319
Airlines - 0.7%
Southwest Airlines Co.	488,300	22,628
Building Products - 2.9%
Carrier Global Corp.	916,591	34,895
Fortune Brands Home & Security, Inc.	167,679	14,001
The AZEK Co., Inc.	450,000	16,074
Trane Technologies PLC	119,076	17,414
Trex Co., Inc. (a)	168,100	12,577
		94,961
Commercial Services & Supplies - 3.5%
Cintas Corp.	188,000	66,796
Copart, Inc. (a)	410,000	47,335
		114,131
Electrical Equipment - 2.8%
AMETEK, Inc.	197,700	23,433
Generac Holdings, Inc. (a)	147,600	31,823
Rockwell Automation, Inc.	138,000	35,267
		90,523
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	36,000	15,372
Machinery - 2.4%
IDEX Corp.	108,300	20,918
Nordson Corp.	40,000	8,152
Otis Worldwide Corp.	348,200	23,309
Toro Co.	280,000	25,399
		77,778
Professional Services - 2.1%
CoStar Group, Inc. (a)	29,500	26,862
Verisk Analytics, Inc.	213,300	42,300
		69,162
Road & Rail - 1.2%
Old Dominion Freight Lines, Inc.	183,300	37,276

TOTAL INDUSTRIALS		569,481

INFORMATION TECHNOLOGY - 37.0%
Electronic Equipment & Components - 2.9%
Amphenol Corp. Class A	375,000	49,054
Keysight Technologies, Inc. (a)	153,000	18,366
Zebra Technologies Corp. Class A (a)	75,361	28,518
		95,938
IT Services - 6.7%
Adyen BV (a)(b)	1,394	2,663
Black Knight, Inc. (a)	248,000	22,722
Booz Allen Hamilton Holding Corp. Class A	387,788	33,656
EPAM Systems, Inc. (a)	177,200	57,117
Global Payments, Inc.	50,800	9,916
Globant SA (a)	17,300	3,264
Okta, Inc. (a)	137,282	33,640
Twilio, Inc. Class A (a)	80,700	25,831
VeriSign, Inc. (a)	136,500	27,398
		216,207
Semiconductors & Semiconductor Equipment - 8.9%
Analog Devices, Inc.	70,800	9,847
Broadcom, Inc.	18,500	7,429
Entegris, Inc.	574,000	53,164
Inphi Corp. (a)	194,361	30,151
KLA-Tencor Corp.	304,500	76,725
Lam Research Corp.	100,322	45,412
NXP Semiconductors NV	90,400	14,321
Skyworks Solutions, Inc.	89,300	12,606
SolarEdge Technologies, Inc. (a)	141,200	39,251
		288,906
Software - 18.5%
Adobe, Inc. (a)	24,000	11,483
ANSYS, Inc. (a)	165,600	55,983
Atlassian Corp. PLC (a)	210,000	47,261
Cadence Design Systems, Inc. (a)	614,536	71,471
Coupa Software, Inc. (a)	98,799	32,496
Duck Creek Technologies, Inc. (a)	57,024	2,267
Dynatrace, Inc. (a)	529,625	20,136
Fair Isaac Corp. (a)	5,000	2,364
Five9, Inc. (a)	134,100	20,812
Fortinet, Inc. (a)	431,200	53,137
Intuit, Inc.	24,000	8,448
Paycom Software, Inc. (a)	100,000	41,708
RingCentral, Inc. (a)	193,000	57,331
Slack Technologies, Inc. Class A (a)(c)	739,000	31,688
Synopsys, Inc. (a)	246,000	55,965
The Trade Desk, Inc. (a)	97,644	87,984
		600,534

TOTAL INFORMATION TECHNOLOGY		1,201,585

MATERIALS - 0.4%
Chemicals - 0.4%
Sherwin-Williams Co.	17,600	13,158
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Equity Lifestyle Properties, Inc.	438,026	25,664
SBA Communications Corp. Class A	72,200	20,734
		46,398
TOTAL COMMON STOCKS
(Cost $1,930,386)		3,290,005

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.09% (d)	45,096,411	45,105
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	28,525,144	28,528
TOTAL MONEY MARKET FUNDS
(Cost $73,632)		73,633
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $2,004,018)		3,363,638
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(116,900)
NET ASSETS - 100%		$3,246,738

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,663,000 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$317
Fidelity Securities Lending Cash Central Fund	66
Total	$383

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$153,458	$153,458	$--	$--
Consumer Discretionary	261,448	261,448	--	--
Consumer Staples	211,138	211,138	--	--
Financials	192,622	191,348	1,274	--
Health Care	640,717	640,717	--	--
Industrials	569,481	569,481	--	--
Information Technology	1,201,585	1,198,922	2,663	--
Materials	13,158	13,158	--	--
Real Estate	46,398	46,398	--	--
Money Market Funds	73,633	73,633	--	--
Total Investments in Securities:	$3,363,638	$3,359,701	$3,937	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $29,476) — See accompanying schedule: Unaffiliated issuers (cost $1,930,386)	$3,290,005
Fidelity Central Funds (cost $73,632)	73,633
Total Investment in Securities (cost $2,004,018)		$3,363,638
Receivable for investments sold		91,035
Receivable for fund shares sold		2,276
Dividends receivable		2,258
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		5
Other receivables		58
Total assets		3,459,277
Liabilities
Payable for fund shares redeemed	$182,436
Accrued management fee	1,015
Other affiliated payables	483
Other payables and accrued expenses	78
Collateral on securities loaned	28,527
Total liabilities		212,539
Net Assets		$3,246,738
Net Assets consist of:
Paid in capital		$1,634,219
Total accumulated earnings (loss)		1,612,519
Net Assets		$3,246,738
Net Asset Value and Maximum Offering Price
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($3,010,588 ÷ 48,897 shares)		$61.57
Class K:
Net Asset Value, offering price and redemption price per share ($236,150 ÷ 3,804 shares)		$62.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$18,096
Special dividends		3,216
Income from Fidelity Central Funds (including $66 from security lending)		383
Total income		21,695
Expenses
Management fee
Basic fee	$16,506
Performance adjustment	(3,016)
Transfer agent fees	4,697
Accounting fees	912
Custodian fees and expenses	42
Independent trustees' fees and expenses	17
Registration fees	69
Audit	69
Legal	10
Miscellaneous	53
Total expenses before reductions	19,359
Expense reductions	(128)
Total expenses after reductions		19,231
Net investment income (loss)		2,464
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	255,008
Fidelity Central Funds	1
Foreign currency transactions	6
Total net realized gain (loss)		255,015
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	448,697
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		448,696
Net gain (loss)		703,711
Net increase (decrease) in net assets resulting from operations		$706,175

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,464	$18,494
Net realized gain (loss)	255,015	98,489
Change in net unrealized appreciation (depreciation)	448,696	447,605
Net increase (decrease) in net assets resulting from operations	706,175	564,588
Distributions to shareholders	(107,380)	(21,246)
Share transactions - net increase (decrease)	(447,946)	(1,626)
Total increase (decrease) in net assets	150,849	541,716
Net Assets
Beginning of period	3,095,889	2,554,173
End of period	$3,246,738	$3,095,889

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$50.98	$41.90	$40.96	$33.87	$33.91
Income from Investment Operations
Net investment income (loss)A	.04B	.30	.25C	.16D	.16E
Net realized and unrealized gain (loss)	12.31	9.13	.87	7.13	(.16)
Total from investment operations	12.35	9.43	1.12	7.29	–
Distributions from net investment income	(.22)	(.28)	(.16)	(.18)	(.04)
Distributions from net realized gain	(1.55)	(.06)	(.02)	(.02)	–
Total distributions	(1.76)F	(.35)F	(.18)	(.20)	(.04)
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$61.57	$50.98	$41.90	$40.96	$33.87
Total ReturnH	25.02%	22.76%	2.74%	21.63%	.02%
Ratios to Average Net AssetsI,J
Expenses before reductions	.63%	.56%	.59%	.78%	.94%
Expenses net of fee waivers, if any	.63%	.56%	.59%	.78%	.94%
Expenses net of all reductions	.63%	.55%	.59%	.78%	.94%
Net investment income (loss)	.07%B	.67%	.59%C	.43%D	.49%E
Supplemental Data
Net assets, end of period (in millions)	$3,011	$2,860	$2,349	$2,455	$2,080
Portfolio turnover rateK	67%	66%L	43%L	73%L	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .27%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$51.38	$42.23	$41.29	$34.14	$34.17
Income from Investment Operations
Net investment income (loss)A	.10B	.36	.31C	.21D	.21E
Net realized and unrealized gain (loss)	12.42	9.20	.86	7.19	(.14)
Total from investment operations	12.52	9.56	1.17	7.40	.07
Distributions from net investment income	(.27)	(.34)	(.21)	(.23)	(.10)
Distributions from net realized gain	(1.55)	(.06)	(.02)	(.02)	–
Total distributions	(1.82)	(.41)F	(.23)	(.25)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$62.08	$51.38	$42.23	$41.29	$34.14
Total ReturnH	25.17%	22.94%	2.84%	21.81%	.20%
Ratios to Average Net AssetsI,J
Expenses before reductions	.52%	.43%	.46%	.63%	.78%
Expenses net of fee waivers, if any	.52%	.43%	.46%	.63%	.78%
Expenses net of all reductions	.51%	.43%	.46%	.63%	.78%
Net investment income (loss)	.19%B	.79%	.72%C	.57%D	.64%E
Supplemental Data
Net assets, end of period (in millions)	$236	$236	$205	$272	$475
Portfolio turnover rateK	67%	66%L	43%L	73%L	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .50%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Strategies Fund	$24

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,360,968
Gross unrealized depreciation	(2,428)
Net unrealized appreciation (depreciation)	$1,358,540
Tax Cost	$2,005,098

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$254,900
Net unrealized appreciation (depreciation) on securities and other investments	$1,358,540

The Fund intends to elect to defer to its next fiscal year $896 of ordinary losses recognized during the period January 1, 2020 to November 30, 2020.

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$13,551	$ 17,399
Long-term Capital Gains	93,829	3,847
Total	$107,380	$ 21,246

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies Fund	2,055,566	2,505,733

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 274 shares of the Fund were redeemed in-kind for investments and cash with a value of $13,011. The Fund had a net realized gain of $4,468 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,598.16
Class K	99.04
	$4,697

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies Fund	$27

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $38.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Growth Strategies Fund	$7

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies Fund	$7	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $116 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by an amount of less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Growth Strategies	$99,083	$19,312
Class K	8,297	1,934
Total	$107,380	$21,246

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Growth Strategies
Shares sold	7,710	7,491	$395,448	$347,940
Reinvestment of distributions	1,884	473	94,591	18,446
Shares redeemed	(16,794)	(7,938)	(894,236)	(356,462)
Net increase (decrease)	(7,200)	26	$(404,197)	$9,924
Class K
Shares sold	1,194	842	$61,966	$39,343
Reinvestment of distributions	164	50	8,297	1,934
Shares redeemed	(2,150)	(1,151)(a)	(114,012)	(52,827)(a)
Net increase (decrease)	(792)	(259)	$(43,749)	$(11,550)

 (a) Amount includes in-kind redemptions (see Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Growth Strategies Fund
Growth Strategies	.62%
Actual		$1,000.00	$1,201.60	$3.41
Hypothetical-C		$1,000.00	$1,021.90	$3.13
Class K	.51%
Actual		$1,000.00	$1,202.20	$2.81
Hypothetical-C		$1,000.00	$1,022.45	$2.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/30/20	12/29/20	$4.999
Class K	12/30/20	12/29/20	$4.999

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $254,978,995, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,241,654,658.938	77.557
Against	175,133,514.482	10.939
Abstain	141,264,662.184	8.824
Broker Non-Vote	42,895,145.340	2.679
TOTAL	1,600,947,980.944	100.000
Proposal 1 reflects trust wide proposal and voting results.

FEG-ANN-0121
1.539208.123

Fidelity® Series Growth Company Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Growth Company Fund	68.41%	25.95%	22.43%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$41,807	Fidelity® Series Growth Company Fund
$30,804	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2020, the fund gained 68.41%, outperforming the 35.73% result of the benchmark Russell 3000® Growth index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Strong picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result. Also lifting performance was stock selection and an overweighting in consumer discretionary. Our non-benchmark stake in Shopify was the fund's top individual relative contributor, driven by a 218% increase. We decreased our stake in the company in the past year. Also bolstering performance was our overweighting in Nvidia, which gained roughly 147%. The company was the fund's largest holding. Other notable relative contributors included Moderna and Tesla. Both were sizable period-end holdings. Conversely, the biggest detractor from performance versus the benchmark was an overweighting in energy. An overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hindered relative performance. Also hurting the fund's relative performance were stock picks in the financials sector. The biggest individual relative detractor was an overweight position in Sage Therapeutics (-51%). Another notable relative detractor was our lighter-than-benchmark stake in Apple (+80%). The company was among the fund's biggest holdings. Another notable relative detractor was an overweighting in Ionis Pharmaceuticals (-21%). Notable changes in positioning include increased exposure to the consumer discretionary sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
NVIDIA Corp.	7.4
Apple, Inc.	6.9
Amazon.com, Inc.	6.8
Microsoft Corp.	4.1
lululemon athletica, Inc.	4.0
Moderna, Inc.	3.4
Alphabet, Inc. Class A	3.4
Salesforce.com, Inc.	3.0
Shopify, Inc. Class A	2.8
Tesla, Inc.	2.5
44.3

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	36.7
Consumer Discretionary	23.1
Health Care	19.2
Communication Services	11.4
Industrials	4.5

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.4%
Convertible Securities	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 10.3%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMUNICATION SERVICES - 11.3%
Entertainment - 3.2%
Activision Blizzard, Inc.	443,528	$35,251,605
Electronic Arts, Inc.	77,554	9,907,524
NeoGames SA	23,000	504,160
NetEase, Inc. ADR	115,520	10,439,542
Netflix, Inc. (a)	167,129	82,010,200
Nintendo Co. Ltd.	9,230	5,236,939
Roku, Inc. Class A (a)	621,576	182,476,066
Sea Ltd. ADR (a)	362,385	65,363,382
The Walt Disney Co.	113,376	16,780,782
Zynga, Inc. (a)	235,400	1,942,050
		409,912,250
Interactive Media & Services - 7.4%
Alphabet, Inc.:
Class A (a)	248,699	436,317,526
Class C (a)	141,643	249,396,496
Facebook, Inc. Class A (a)	781,930	216,571,152
InterActiveCorp (a)	35,200	4,998,048
Match Group, Inc. (a)	11,353	1,580,451
Pinterest, Inc. Class A (a)	16,900	1,183,338
Snap, Inc. Class A (a)	436,381	19,384,044
Tencent Holdings Ltd.	90,690	6,611,096
Twitter, Inc. (a)	93,481	4,347,801
Zillow Group, Inc. Class C (a)(b)	112,600	12,139,406
		952,529,358
Media - 0.0%
Comcast Corp. Class A	47,510	2,386,902
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	625,953	83,214,192

TOTAL COMMUNICATION SERVICES		1,448,042,702

CONSUMER DISCRETIONARY - 22.9%
Automobiles - 2.7%
DiamondPeak Holdings Corp. (c)	512,936	11,987,314
Neutron Holdings, Inc. warrants (a)(c)(d)	438,358	4
Tesla, Inc. (a)	564,485	320,401,686
XPeng, Inc. ADR (a)(b)	193,500	11,370,060
		343,759,064
Hotels, Restaurants & Leisure - 1.0%
Chipotle Mexican Grill, Inc. (a)	8,270	10,663,586
Hyatt Hotels Corp. Class A	31,383	2,258,635
Marriott International, Inc. Class A	159,850	20,280,170
McDonald's Corp.	10,725	2,332,044
Penn National Gaming, Inc. (a)	561,900	39,333,000
Planet Fitness, Inc. (a)	41,632	3,037,054
Shake Shack, Inc. Class A (a)(b)	16,636	1,358,496
Starbucks Corp.	372,553	36,517,645
Vail Resorts, Inc.	16,100	4,441,024
Yum China Holdings, Inc.	145,912	8,226,519
		128,448,173
Household Durables - 0.6%
D.R. Horton, Inc.	179,610	13,380,945
KB Home	197,450	6,950,240
Lennar Corp. Class A	632,169	47,956,340
PulteGroup, Inc.	55,200	2,408,376
Toll Brothers, Inc.	168,500	7,978,475
		78,674,376
Internet & Direct Marketing Retail - 9.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	207,529	54,654,837
Amazon.com, Inc. (a)	274,218	868,733,593
Etsy, Inc. (a)	48,981	7,871,247
Farfetch Ltd. Class A (a)	53,900	2,945,635
JD.com, Inc. sponsored ADR (a)	397,829	33,954,705
Ocado Group PLC (a)	689,220	20,263,910
Ozon Holdings PLC ADR	51,900	2,077,038
Pinduoduo, Inc. ADR (a)	9,100	1,263,171
Revolve Group, Inc. (a)(b)	189,700	4,476,920
The Booking Holdings, Inc. (a)	14,272	28,950,038
The Honest Co., Inc. (a)(c)(d)	9,496	205,778
The RealReal, Inc. (a)	256,018	3,545,849
THG Holdings Ltd.	433,300	3,617,759
Wayfair LLC Class A (a)	840,326	213,745,321
		1,246,305,801
Leisure Products - 0.3%
Peloton Interactive, Inc. Class A (a)	371,842	43,263,817
Multiline Retail - 0.4%
Dollar General Corp.	38,640	8,445,931
Dollar Tree, Inc. (a)	57,694	6,302,493
Ollie's Bargain Outlet Holdings, Inc. (a)	216,989	19,108,051
Target Corp.	105,313	18,906,843
		52,763,318
Specialty Retail - 2.4%
Carvana Co. Class A (a)	218,624	54,701,911
Cazoo Holdings Ltd. (c)(d)	48,980	693,788
Five Below, Inc. (a)	39,000	6,099,600
Floor & Decor Holdings, Inc. Class A (a)	184,000	14,736,560
Lowe's Companies, Inc.	381,123	59,386,586
RH (a)(b)	158,634	71,886,583
The Home Depot, Inc.	248,477	68,930,005
TJX Companies, Inc.	344,572	21,883,768
Williams-Sonoma, Inc.	44,000	4,816,680
		303,135,481
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	210,598	67,211,014
Allbirds, Inc. (a)(c)(d)	81,240	939,134
Canada Goose Holdings, Inc. (a)(b)	366,771	12,197,459
Deckers Outdoor Corp. (a)	56,570	14,402,156
lululemon athletica, Inc. (a)	1,370,180	507,268,040
NIKE, Inc. Class B	371,754	50,075,264
On Holding AG (c)(d)	288	3,153,343
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,880,579	62,942,979
Tory Burch LLC (a)(c)(d)(e)	248,840	16,388,602
Under Armour, Inc. Class C (non-vtg.) (a)	109,972	1,600,093
VF Corp.	45,099	3,761,257
		739,939,341

TOTAL CONSUMER DISCRETIONARY		2,936,289,371

CONSUMER STAPLES - 2.1%
Beverages - 0.9%
Boston Beer Co., Inc. Class A (a)	13,158	12,247,993
Fever-Tree Drinks PLC	118,377	3,632,361
Keurig Dr. Pepper, Inc.	516,471	15,726,542
Monster Beverage Corp. (a)	524,335	44,453,121
PepsiCo, Inc.	69,264	9,989,947
The Coca-Cola Co.	673,807	34,768,441
		120,818,405
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	121,844	47,734,824
Kroger Co.	128,840	4,251,720
Performance Food Group Co. (a)	205,968	8,934,892
		60,921,436
Food Products - 0.3%
Beyond Meat, Inc. (a)(b)	19,800	2,770,020
Bunge Ltd.	136,454	8,035,776
Darling Ingredients, Inc. (a)	213,269	10,296,627
Freshpet, Inc. (a)	34,650	4,742,892
JDE Peet's BV	104,700	4,043,652
Laird Superfood, Inc. (b)	91,400	4,424,674
Mondelez International, Inc.	25,817	1,483,187
		35,796,828
Household Products - 0.2%
Church & Dwight Co., Inc.	43,821	3,846,169
Colgate-Palmolive Co.	35,391	3,030,885
Procter & Gamble Co.	122,778	17,050,181
		23,927,235
Personal Products - 0.0%
Unilever PLC	8,136	491,237
Yatsen Holding Ltd. ADR (b)	44,800	748,608
		1,239,845
Tobacco - 0.2%
Altria Group, Inc.	479,950	19,116,409
JUUL Labs, Inc. Class A (a)(c)(d)	13,297	853,003
Philip Morris International, Inc.	64,100	4,855,575
		24,824,987

TOTAL CONSUMER STAPLES		267,528,736

ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Halliburton Co.	18,600	308,574
Schlumberger Ltd.	23,300	484,407
		792,981
Oil, Gas & Consumable Fuels - 0.5%
EOG Resources, Inc.	120,100	5,630,288
Hess Corp.	576,106	27,180,681
Reliance Industries Ltd.	948,431	24,543,975
Reliance Industries Ltd.	63,228	891,600
		58,246,544

TOTAL ENERGY		59,039,525

FINANCIALS - 1.1%
Banks - 0.6%
Bank of America Corp.	472,517	13,306,079
HDFC Bank Ltd. sponsored ADR (a)	288,722	19,921,818
JPMorgan Chase & Co.	313,023	36,899,151
Wells Fargo & Co.	45,800	1,252,630
		71,379,678
Capital Markets - 0.3%
BlackRock, Inc. Class A	38,297	26,744,710
BM&F BOVESPA SA	771,100	8,078,890
Charles Schwab Corp.	201,151	9,812,146
Edelweiss Financial Services Ltd. (a)	737,587	689,907
		45,325,653
Consumer Finance - 0.0%
Discover Financial Services	17,182	1,308,753
Diversified Financial Services - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	419,242	3,400,053
dMY Technology Group, Inc. (a)(b)	328,600	5,254,314
Kensington Capital Acquisition Corp. (c)	361,798	15,304,055
		23,958,422
Insurance - 0.0%
Root, Inc. (b)	16,700	295,590

TOTAL FINANCIALS		142,268,096

HEALTH CARE - 18.8%
Biotechnology - 11.9%
AbbVie, Inc.	75,949	7,942,746
ACADIA Pharmaceuticals, Inc. (a)	1,466,571	83,095,913
ADC Therapeutics SA (a)	168,400	6,283,004
Akouos, Inc. (a)	253,200	5,236,176
Akouos, Inc.	113,263	2,225,165
Alector, Inc. (a)(b)	194,260	2,546,749
Alexion Pharmaceuticals, Inc. (a)	11,362	1,387,414
Allovir, Inc. (a)	227,322	9,004,224
Allovir, Inc.	228,388	8,594,126
Alnylam Pharmaceuticals, Inc. (a)	867,831	112,739,925
ALX Oncology Holdings, Inc. (a)	27,000	2,077,110
Amgen, Inc.	159,004	35,305,248
Annexon, Inc. (a)	44,600	1,079,320
Arcutis Biotherapeutics, Inc. (a)	147,200	3,992,064
Argenx SE ADR (a)	113,360	32,513,915
Arrowhead Pharmaceuticals, Inc. (a)	24,859	1,554,433
Ascendis Pharma A/S sponsored ADR (a)	24,489	4,132,029
Atea Pharmaceuticals, Inc. (b)	403,243	13,436,057
aTyr Pharma, Inc. (a)	92,079	401,464
Avidity Biosciences, Inc.	198,200	5,934,108
Axcella Health, Inc. (a)	560,401	3,194,286
BeiGene Ltd. ADR (a)	343,082	87,722,637
Biogen, Inc. (a)	2,742	658,546
BioNTech SE ADR (a)(b)	283,002	35,160,168
BioXcel Therapeutics, Inc. (a)(b)	143,898	6,331,512
Bridgebio Pharma, Inc. (a)(b)	42,002	2,110,180
Burning Rock Biotech Ltd. ADR	11,500	328,095
C4 Therapeutics, Inc.	39,500	1,350,900
Calyxt, Inc. (a)	265,481	987,589
Cerevel Therapeutics Holdings (a)(b)	60,800	858,496
Cerevel Therapeutics Holdings (c)	317,700	4,261,628
ChemoCentryx, Inc. (a)	707,639	39,026,291
Cibus Corp.:
Series C (a)(c)(d)(e)	1,142,857	1,939,901
Series D (a)(c)(d)(e)	750,960	938,700
Crinetics Pharmaceuticals, Inc. (a)	33,039	441,731
CRISPR Therapeutics AG (a)	11,300	1,434,196
Cyclerion Therapeutics, Inc. (a)	84,047	258,865
Cyclerion Therapeutics, Inc. (a)(c)	150,550	463,694
Denali Therapeutics, Inc. (a)	82,774	5,046,731
Evelo Biosciences, Inc. (a)(b)	447,840	2,297,419
Exact Sciences Corp. (a)	36,439	4,411,305
Exelixis, Inc. (a)	46,173	884,675
Fate Therapeutics, Inc. (a)	370,816	21,679,757
Foghorn Therapeutics, Inc.	87,600	1,769,520
Foghorn Therapeutics, Inc.	78,183	1,421,367
Fusion Pharmaceuticals, Inc. (a)	127,280	1,719,553
Generation Bio Co.	243,660	11,631,792
Generation Bio Co. (b)	189,400	9,132,868
Homology Medicines, Inc. (a)	69,349	682,394
Inhibrx, Inc. (a)	127,000	3,495,040
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	7,022	1
Ionis Pharmaceuticals, Inc. (a)	1,749,834	88,419,112
Iovance Biotherapeutics, Inc. (a)	77,737	3,016,973
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	104,041	1,198,552
iTeos Therapeutics, Inc. (a)	46,900	1,256,451
Karuna Therapeutics, Inc. (a)(b)	385,399	38,451,258
Keros Therapeutics, Inc.	65,800	4,975,138
Kronos Bio, Inc. (b)	70,700	2,267,349
Kronos Bio, Inc.	59,071	1,704,966
Kymera Therapeutics, Inc. (a)	29,900	1,394,536
Lexicon Pharmaceuticals, Inc. (a)(b)	633,322	968,983
Moderna, Inc. (a)	2,862,341	437,193,964
Morphic Holding, Inc. (a)	227,151	7,125,727
Novavax, Inc. (a)	2,300	320,850
Olema Pharmaceuticals, Inc.	55,600	2,835,600
ORIC Pharmaceuticals, Inc. (a)	153,948	5,220,377
Passage Bio, Inc.	60,990	1,250,905
Poseida Therapeutics, Inc. (a)(b)	292,808	3,399,501
Poseida Therapeutics, Inc.	214,051	2,360,876
Praxis Precision Medicines, Inc. (b)	263,465	10,923,259
Prelude Therapeutics, Inc.	48,900	2,516,883
Protagonist Therapeutics, Inc. (a)	207,195	5,005,831
Prothena Corp. PLC (a)	72,005	815,097
PTC Therapeutics, Inc. (a)	146,113	9,142,290
Regeneron Pharmaceuticals, Inc. (a)	104,321	53,832,766
Relay Therapeutics, Inc. (a)	104,500	5,570,895
Repare Therapeutics, Inc.	20,800	621,296
Repligen Corp. (a)	25,400	4,817,618
Revolution Medicines, Inc.	210,960	9,204,185
Rigel Pharmaceuticals, Inc. (a)	1,993,799	6,041,211
Rubius Therapeutics, Inc. (a)(b)	896,117	5,618,654
Sage Therapeutics, Inc. (a)	553,753	41,027,560
Sarepta Therapeutics, Inc. (a)	57,437	8,090,576
Scholar Rock Holding Corp. (a)(b)	302,434	15,067,262
Seagen, Inc. (a)	10,200	1,737,162
Seres Therapeutics, Inc. (a)	858,726	23,709,425
Shattuck Labs, Inc.	176,539	6,383,650
Springworks Therapeutics, Inc. (a)	224,500	14,691,280
Spruce Biosciences, Inc.	45,600	1,306,440
Stoke Therapeutics, Inc. (a)	24,700	1,286,623
Syros Pharmaceuticals, Inc. (a)	687,738	5,605,065
Syros Pharmaceuticals, Inc. (a)(f)	301,001	2,453,158
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	35,253	71,238
Taysha Gene Therapies, Inc.	191,824	4,339,059
Taysha Gene Therapies, Inc.	85,584	1,742,319
Translate Bio, Inc. (a)(b)	441,399	9,807,886
Turning Point Therapeutics, Inc. (a)	21,390	2,278,035
Ultragenyx Pharmaceutical, Inc. (a)	15,352	1,819,826
uniQure B.V. (a)	169,275	8,138,742
UNITY Biotechnology, Inc. (a)(b)	448,107	2,702,085
Vaxcyte, Inc.	238,380	7,651,998
Vertex Pharmaceuticals, Inc. (a)	85,493	19,471,031
Xencor, Inc. (a)	304,662	12,893,296
Zai Lab Ltd. ADR (a)	221,086	24,491,907
Zentalis Pharmaceuticals, Inc.	73,160	3,728,234
		1,529,085,987
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	77,101	8,343,870
Danaher Corp.	239,133	53,716,446
DexCom, Inc. (a)	126,621	40,478,201
Genmark Diagnostics, Inc. (a)	249,501	3,335,828
Insulet Corp. (a)	397,483	102,435,344
Intuitive Surgical, Inc. (a)	73,041	53,031,418
Novocure Ltd. (a)	781,907	98,246,615
Outset Medical, Inc. (b)	100,761	6,448,704
Outset Medical, Inc.	168,553	9,708,653
Penumbra, Inc. (a)	94,252	20,914,519
Presbia PLC (a)	454,926	4,777
Pulmonx Corp.	18,500	1,002,700
Shockwave Medical, Inc. (a)	254,467	24,894,507
		422,561,582
Health Care Providers & Services - 1.0%
1Life Healthcare, Inc. (a)	253,000	8,316,110
Alignment Healthcare Partners unit (c)(d)	233,968	3,495,248
Centene Corp. (a)	123,390	7,606,994
Humana, Inc.	15,543	6,225,282
Oak Street Health, Inc. (a)	17,100	806,607
Oak Street Health, Inc.	221,356	9,919,294
Progyny, Inc. (a)	59,500	2,111,655
UnitedHealth Group, Inc.	253,954	85,414,888
		123,896,078
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	549,960	692,950
Codiak Biosciences, Inc.	189,968	2,224,335
Codiak Biosciences, Inc. (b)	79,400	1,032,994
GoodRx Holdings, Inc.	39,900	1,504,230
		5,454,509
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	204,701	31,341,770
10X Genomics, Inc. Class B (f)	640,857	98,121,615
Adaptive Biotechnologies Corp. (a)	25,117	1,211,142
Berkeley Lights, Inc. (a)	20,400	1,690,344
Bruker Corp.	65,823	3,331,302
Nanostring Technologies, Inc. (a)	107,934	5,357,844
Sartorius Stedim Biotech	6,800	2,451,888
Sotera Health Co.	22,900	619,674
Thermo Fisher Scientific, Inc.	55,274	25,701,305
WuXi AppTec Co. Ltd. (H Shares) (f)	248,400	3,719,401
Wuxi Biologics (Cayman), Inc. (a)(f)	1,790,310	17,723,762
		191,270,047
Pharmaceuticals - 1.1%
Adimab LLC (a)(c)(d)(e)	762,787	38,740,045
Bristol-Myers Squibb Co.	114,365	7,136,376
Dragonfly Therapeutics, Inc. (c)(d)	126,113	3,827,530
Fulcrum Therapeutics, Inc. (a)	142,855	1,632,833
Hansoh Pharmaceutical Group Co. Ltd. (a)(f)	554,400	2,660,223
Harmony Biosciences Holdings, Inc. (a)	48,300	2,088,975
Harmony Biosciences Holdings, Inc.	431,523	17,730,201
Intra-Cellular Therapies, Inc. (a)	876,998	20,732,233
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	40,076	523,816
Kaleido Biosciences, Inc. (a)(b)	270,591	2,132,257
Nektar Therapeutics (a)(b)	626,322	10,265,418
OptiNose, Inc. (a)(b)	678,975	2,749,849
Pliant Therapeutics, Inc.	152,136	4,186,783
Royalty Pharma PLC (c)(d)	2,548	0
Royalty Pharma PLC	144,300	6,147,180
Royalty Pharma PLC	326,720	13,222,358
Sienna Biopharmaceuticals, Inc. (a)	605,718	3,634
Stemcentrx, Inc. rights 12/31/21 (a)(d)	568,100	6
Theravance Biopharma, Inc. (a)	501,245	8,315,655
UCB SA	28,000	2,996,356
		145,091,728

TOTAL HEALTH CARE		2,417,359,931

INDUSTRIALS - 4.3%
Aerospace & Defense - 0.4%
Axon Enterprise, Inc. (a)	22,160	2,785,290
Space Exploration Technologies Corp. Class A (a)(c)(d)	137,569	37,143,630
The Boeing Co.	19,436	4,095,360
		44,024,280
Air Freight & Logistics - 0.4%
FedEx Corp.	79,600	22,811,768
United Parcel Service, Inc. Class B	138,290	23,657,270
		46,469,038
Airlines - 1.1%
Delta Air Lines, Inc.	587,390	23,642,448
JetBlue Airways Corp. (a)(b)	1,500,914	22,648,792
Ryanair Holdings PLC sponsored ADR (a)	51,678	5,362,626
Southwest Airlines Co.	811,437	37,601,991
Spirit Airlines, Inc. (a)	201,633	4,562,955
United Airlines Holdings, Inc. (a)	163,325	7,357,791
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(e)	1,843,115	6,782,663
Series C (a)(c)(d)(e)	670,590	2,467,771
Series D (a)(c)(d)(e)	1,135,960	4,180,333
Wizz Air Holdings PLC (a)(f)	414,883	24,842,962
		139,450,332
Building Products - 0.2%
Carrier Global Corp.	72,000	2,741,040
Resideo Technologies, Inc. (a)	137,200	2,536,828
The AZEK Co., Inc.	50,060	1,788,143
Trane Technologies PLC	148,922	21,778,353
		28,844,364
Electrical Equipment - 0.2%
AMETEK, Inc.	24,407	2,892,962
Eaton Corp. PLC	37,824	4,580,865
Emerson Electric Co.	94,149	7,232,526
Generac Holdings, Inc. (a)	50,200	10,823,120
Rockwell Automation, Inc.	16,200	4,140,072
		29,669,545
Industrial Conglomerates - 0.2%
3M Co.	86,180	14,885,871
Honeywell International, Inc.	71,283	14,536,029
		29,421,900
Machinery - 0.9%
Caterpillar, Inc.	94,460	16,397,311
Cummins, Inc.	31,100	7,189,387
Deere & Co.	122,452	32,035,892
Fortive Corp.	89,108	6,249,144
Illinois Tool Works, Inc.	113,353	23,927,685
Ingersoll Rand, Inc. (a)	53,044	2,348,258
Nikola Corp. (a)(b)	321,321	6,558,162
Xylem, Inc.	196,717	18,878,930
		113,584,769
Professional Services - 0.0%
CoStar Group, Inc. (a)	1,728	1,573,465
Road & Rail - 0.9%
CSX Corp.	64,700	5,826,235
Kansas City Southern	32,400	6,031,908
Lyft, Inc. (a)	297,068	11,339,086
Uber Technologies, Inc. (a)	1,067,504	53,012,249
Union Pacific Corp.	219,561	44,808,009
		121,017,487

TOTAL INDUSTRIALS		554,055,180

INFORMATION TECHNOLOGY - 36.4%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	7,733	2,093,323
Ciena Corp. (a)	300,897	13,480,186
Infinera Corp. (a)(b)	2,837,275	24,003,347
Lumentum Holdings, Inc. (a)	46,280	3,997,666
		43,574,522
Electronic Equipment & Components - 0.1%
Arlo Technologies, Inc. (a)	333,311	1,753,216
II-VI, Inc. (a)	106,190	7,183,754
TE Connectivity Ltd.	3,141	357,980
Trimble, Inc. (a)	124,900	7,477,763
Vontier Corp. (a)	21,363	708,611
		17,481,324
IT Services - 6.9%
Accenture PLC Class A	28,400	7,074,156
Actua Corp. (a)(d)	562,258	28,113
BigCommerce Holdings, Inc. (a)(b)	12,400	1,000,184
Black Knight, Inc. (a)	73,370	6,722,159
IBM Corp.	5,995	740,502
MasterCard, Inc. Class A	322,849	108,641,917
MongoDB, Inc. Class A (a)	5,341	1,534,523
Nuvei Corp. (a)(f)	35,400	1,663,800
Okta, Inc. (a)	42,481	10,409,544
PayPal Holdings, Inc. (a)	849,427	181,879,309
Riskified Ltd. (a)(c)(d)	196,150	2,255,725
Riskified Ltd. warrants (a)(c)(d)	1,301	1
Shopify, Inc. Class A (a)	333,749	359,208,701
Snowflake Computing, Inc.	8,100	2,639,304
Snowflake Computing, Inc. Class B	7,925	2,324,054
Square, Inc. (a)	306,085	64,571,692
Twilio, Inc. Class A (a)	6,600	2,112,594
Visa, Inc. Class A	571,012	120,112,374
Wix.com Ltd. (a)	30,968	7,910,156
Worldline SA (a)(f)	80,000	7,407,087
		888,235,895
Semiconductors & Semiconductor Equipment - 10.7%
Advanced Micro Devices, Inc. (a)	1,428,093	132,327,097
Applied Materials, Inc.	216,885	17,888,675
Array Technologies, Inc.	144,400	6,581,752
ASML Holding NV	57,785	25,294,228
Broadcom, Inc.	23,925	9,607,802
Cirrus Logic, Inc. (a)	313,866	25,140,667
Cree, Inc. (a)(b)	62,529	5,651,996
First Solar, Inc. (a)	84,600	7,904,178
Intel Corp.	11,862	573,528
KLA-Tencor Corp.	33,886	8,538,255
Marvell Technology Group Ltd.	592,441	27,424,094
Micron Technology, Inc. (a)	274,331	17,581,874
NVIDIA Corp.	1,782,735	955,652,915
Qualcomm, Inc.	144,709	21,296,824
Silicon Laboratories, Inc. (a)(b)	603,889	70,781,830
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	198,868	19,294,173
Teradyne, Inc.	20,550	2,267,487
Texas Instruments, Inc.	119,394	19,252,283
Xilinx, Inc.	28,000	4,075,400
		1,377,135,058
Software - 11.2%
2U, Inc. (a)(b)	61,109	1,974,432
Adobe, Inc. (a)	202,512	96,895,917
Agora, Inc. ADR (a)(b)	15,000	576,750
Atlassian Corp. PLC (a)	17,026	3,831,701
Autodesk, Inc. (a)	129,642	36,329,578
Avalara, Inc. (a)	22,404	3,847,887
Bill.Com Holdings, Inc. (a)	5,200	638,092
Cloudflare, Inc. (a)(b)	1,256,681	94,351,609
Coupa Software, Inc. (a)	14,304	4,704,729
Crowdstrike Holdings, Inc. (a)	31,733	4,864,034
Datadog, Inc. Class A (a)	10,830	1,071,304
DocuSign, Inc. (a)	8,691	1,980,505
Elastic NV (a)	41,394	5,124,577
Epic Games, Inc. (c)(d)	11,800	6,785,000
HubSpot, Inc. (a)	143,217	56,474,760
Intuit, Inc.	72,994	25,695,348
JFrog Ltd. (b)	15,100	1,062,436
LivePerson, Inc. (a)	174,344	10,185,176
Medallia, Inc. (a)(b)	49,929	1,747,016
Microsoft Corp.	2,427,636	519,684,039
Nutanix, Inc. Class A (a)	2,823,257	77,329,009
Oracle Corp.	338,604	19,544,223
Paycom Software, Inc. (a)	10,200	4,254,216
Paylocity Holding Corp. (a)	17,597	3,459,570
Pluralsight, Inc. (a)	187,700	3,074,526
RingCentral, Inc. (a)	9,542	2,834,451
Salesforce.com, Inc. (a)	1,541,484	378,896,767
Slack Technologies, Inc. Class A (a)	37,200	1,595,136
The Trade Desk, Inc. (a)	4,800	4,325,136
Workday, Inc. Class A (a)	17,032	3,828,623
Zendesk, Inc. (a)	202,295	27,006,383
Zoom Video Communications, Inc. Class A (a)	50,253	24,039,025
Zscaler, Inc. (a)	72,065	11,224,124
		1,439,236,079
Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc.	7,391,628	879,973,313
Pure Storage, Inc. Class A (a)	1,438,658	26,284,282
Samsung Electronics Co. Ltd.	103,363	6,219,384
		912,476,979

TOTAL INFORMATION TECHNOLOGY		4,678,139,857

MATERIALS - 0.7%
Chemicals - 0.1%
Albemarle Corp. U.S.	10,100	1,373,297
Corteva, Inc.	199,700	7,652,504
Dow, Inc.	70,259	3,724,430
DuPont de Nemours, Inc.	115,946	7,355,614
		20,105,845
Containers & Packaging - 0.2%
Ball Corp.	174,000	16,705,740
Sealed Air Corp.	119,300	5,375,658
		22,081,398
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	987,500	22,666,801
Freeport-McMoRan, Inc.	1,074,100	25,123,199
		47,790,000

TOTAL MATERIALS		89,977,243

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	50,098	11,582,658
Simon Property Group, Inc.	23,400	1,932,138
		13,514,796
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	223,100	14,575,123

TOTAL REAL ESTATE		28,089,919

TOTAL COMMON STOCKS
(Cost $3,520,139,173)		12,620,790,560

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.3%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series B (a)(c)(d)	2,961,147	4,234,440
Series C (a)(c)(d)	1,339,018	1,914,796
Series D (a)(c)(d)	1,344,355	1,922,428
		8,071,664
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	625,451	9,688,236
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(e)	16,248	3,008,065
Series 4 (a)(c)(d)(e)	1,483	256,618
Series 5% (a)(c)(d)(e)	5,955	960,899
Topgolf International, Inc. Series F (a)(c)	234,069	4,168,769
		8,394,351
Internet & Direct Marketing Retail - 0.0%
Instacart, Inc. Series H (c)(d)	13,904	834,240
Reddit, Inc. Series B (a)(c)(d)	37,935	1,878,921
The Honest Co., Inc.:
Series C (a)(c)(d)	22,157	856,368
Series D (a)(c)(d)	19,064	872,369
		4,441,898
Specialty Retail - 0.0%
Fanatics, Inc. Series E (c)(d)	127,722	2,208,313
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	32,065	370,671
Series B (a)(c)(d)	5,635	65,141
Series C (a)(c)(d)	53,835	622,333
Series D (c)(d)	62,760	725,506
Series Seed (a)(c)(d)	99,244	1,147,261
Freenome, Inc. Series C (c)(d)	190,858	1,262,201
		4,193,113
TOTAL CONSUMER DISCRETIONARY		28,925,911
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	172,284	6,577,803
Sweetgreen, Inc.:
Series C (a)(c)(d)	1,331	19,765
Series D (a)(c)(d)	21,414	317,998
Series H (a)(c)(d)	168,337	2,499,804
Series I (a)(c)(d)	50,469	749,465
		10,164,835
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	338,565	2,144,369
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	6,648	426,469
TOTAL CONSUMER STAPLES		12,735,673
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Paragon Biosciences Emalex Capital, Inc. Series B (a)(c)(d)	198,234	3,094,433
Sonder Holdings, Inc.:
Series D1 (c)(d)	265,415	2,857,697
Series E (c)(d)	420,126	4,523,455
		10,475,585
Insurance - 0.0%
Clover Health Series D (a)(c)	264,037	4,816,035
TOTAL FINANCIALS		15,291,620
HEALTH CARE - 0.3%
Biotechnology - 0.3%
23andMe, Inc. Series F (a)(c)(d)	164,720	2,857,892
Adagio Theraputics, Inc.:
Series A (c)(d)	90,362	5,125,333
Series B (c)(d)	28,136	1,595,874
Ambrx, Inc.:
Series A (c)(d)	238,688	392,749
Series B (c)(d)	214,819	353,474
Element Biosciences, Inc. Series B (c)(d)	250,956	1,550,908
EQRx, Inc. Series B (c)(d)	1,415,792	3,881,960
Immunocore Ltd. Series A (a)(c)(d)	19,268	3,743,643
Inscripta, Inc. Series D (c)(d)	308,833	1,411,367
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	2,117,604
Nuvation Bio, Inc. Series A (a)(c)	3,463,900	5,819,352
Seer, Inc. Series D1 (c)	156,157	2,670,285
Silverback Therapeutics, Inc. Series C (c)	34,299	648,251
		32,168,692
Health Care Providers & Services - 0.0%
Conformal Medical, Inc. Series C (c)(d)	240,750	882,846
Mulberry Health, Inc. Series A-8 (a)(c)(d)	783,663	3,564,457
		4,447,303
Health Care Technology - 0.0%
PrognomIQ, Inc.:
Series A5 (c)(d)	83,544	231,417
Series B (c)(d)	198,721	550,457
Vor Biopharma, Inc. (c)(d)	1,251,355	650,705
		1,432,579
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B (a)(c)(d)	4,910	2,368,044
Series C (c)(d)	2,570	1,239,485
Nohla Therapeutics, Inc. Series B (a)(c)(d)	3,126,919	31
Vera Therapeutics, Inc. Series C (c)(d)	631,285	373,594
		3,981,154
TOTAL HEALTH CARE		42,029,728
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	14,562,990
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	1,527,000	3,649,530
TOTAL INDUSTRIALS		18,212,520
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	209,665	6,567
ByteDance Ltd. Series E1 (c)(d)(g)	84,766	9,288,165
Riskified Ltd.:
Series D (c)(d)	34,100	392,150
Series E (a)(c)(d)	155,000	1,782,500
		11,469,382
Software - 0.2%
Bird Rides, Inc.:
Series C (a)(c)(d)	117,022	1,382,030
Series D (a)(c)(d)	104,900	1,238,869
Dataminr, Inc. Series D (a)(c)(d)	442,241	4,864,651
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,105,094	21
Nuvia, Inc. Series B (c)(d)	239,670	927,523
Taboola.Com Ltd. Series E (a)(c)(d)	331,426	16,445,358
UiPath, Inc.:
Series A1 (a)(c)(d)	156,981	2,918,820
Series B1 (a)(c)(d)	7,821	145,419
Series B2 (a)(c)(d)	38,946	724,141
		28,646,832
TOTAL INFORMATION TECHNOLOGY		40,116,214

TOTAL CONVERTIBLE PREFERRED STOCKS		165,383,330

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (c)(d)	5,678,726	113,575
Waymo LLC Series A2 (c)(d)	10,731	921,441
		1,035,016
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	1,599	22,649
Series B (c)(d)	27,995	396,541
Series C (c)(d)	568	8,046
Series D (c)(d)	100,010	1,416,614
		1,843,850
TOTAL CONSUMER DISCRETIONARY		2,878,866
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	130,754	557,012
Class B (a)(c)(d)	85,345	369,544
Series C (c)(d)	117,944	471,870
		1,398,426
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	13,511	6,516,220
Faraday Pharmaceuticals, Inc. Series B (d)	219,824	334,132
		6,850,352
TOTAL HEALTH CARE		8,248,778

TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,127,644

TOTAL PREFERRED STOCKS
(Cost $157,307,499)		176,510,974
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	857,900	857,900
4% 6/12/27 (c)(d)	25,455	25,455
TOTAL CONVERTIBLE BONDS
(Cost $883,355)		883,355

Preferred Securities - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21 (Cost $614,446)(c)(d)	614,446	846,722
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.09% (h)	265,097,546	265,150,566
Fidelity Securities Lending Cash Central Fund 0.09% (h)(i)	209,734,352	209,755,325
TOTAL MONEY MARKET FUNDS
(Cost $474,905,891)		474,905,891
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $4,153,850,364)		13,273,937,502
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(437,017,983)
NET ASSETS - 100%		$12,836,919,519

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $344,113,861 or 2.7% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $158,592,008 or 1.2% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,287,005
Adagio Theraputics, Inc. Series A	7/15/20	$722,896
Adagio Theraputics, Inc. Series B	11/4/20	$1,595,874
Adimab LLC	9/17/14 - 6/5/15	$11,583,995
Agbiome LLC Series C	6/29/18	$2,144,369
Alignment Healthcare Partners unit	2/28/20	$2,835,368
Allbirds, Inc.	10/9/18	$890,972
Allbirds, Inc. Series A	10/9/18	$351,662
Allbirds, Inc. Series B	10/9/18	$61,800
Allbirds, Inc. Series C	10/9/18	$590,417
Allbirds, Inc. Series D	12/23/19	$808,713
Allbirds, Inc. Series Seed	10/9/18 - 1/23/20	$997,616
Ambrx, Inc. Series A	11/6/20	$373,112
Ambrx, Inc. Series B	11/6/20	$373,112
Ant International Co. Ltd. Class C	5/16/18	$2,351,948
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Bird Rides, Inc. Series C	12/21/18	$1,374,482
Bird Rides, Inc. Series D	9/30/19	$1,355,067
Blink Health LLC Series C	11/7/19	$6,577,114
ByteDance Ltd. Series E1	11/18/20	$9,288,165
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$4,471,547
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$2,022,184
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$1,058,455
Cazoo Holdings Ltd.	9/30/20	$671,514
Cazoo Holdings Ltd. Series A	9/30/20	$21,922
Cazoo Holdings Ltd. Series B	9/30/20	$383,811
Cazoo Holdings Ltd. Series C	9/30/20	$7,787
Cazoo Holdings Ltd. Series D	9/30/20	$1,371,134
Cerevel Therapeutics Holdings	10/27/20	$3,177,000
Cibus Corp. Series C	2/16/18	$2,400,000
Cibus Corp. Series D	5/10/19	938,700
Clover Health Series D	6/7/17	$2,476,086
Conformal Medical, Inc. Series C	7/24/20	$882,846
Cyclerion Therapeutics, Inc.	4/2/19	$2,229,495
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
DiamondPeak Holdings Corp.	10/23/20	$5,129,360
Dragonfly Therapeutics, Inc.	12/19/19	$3,336,950
Element Biosciences, Inc. Series B	12/13/19	$1,315,160
Epic Games, Inc.	7/13/20 - 7/30/20	$6,785,000
EQRx, Inc. Series B	11/19/20	$3,881,960
Fanatics, Inc. Series E	8/13/20	$2,208,313
Freenome, Inc. Series C	8/14/20	$1,262,201
Immunocore Ltd. Series A	7/27/15	$3,482,067
Inscripta, Inc. Series D	11/13/20	$1,411,367
Instacart, Inc. Series H	11/13/20	$834,240
Intarcia Therapeutics, Inc. Series EE	9/2/16	$6,992,640
Intarcia Therapeutics, Inc. 6% 7/18/21	2/26/19	$614,446
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$392,042
JUUL Labs, Inc. Series E	7/6/18	$196,006
Kensington Capital Acquisition Corp.	11/25/20	$3,617,980
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$2,225,976
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	207,516
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	848,707
Mulberry Health, Inc. Series A-8	1/20/16	$5,293,448
Neutron Holdings, Inc. Series 1D	1/25/19	$1,377,091
Neutron Holdings, Inc. warrants	6/4/20	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$857,900
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$25,455
Nohla Therapeutics, Inc. Series B	5/1/18	$1,123,581
Nuvation Bio, Inc. Series A	6/17/19	$2,671,984
Nuvia, Inc. Series B	9/18/20	$768,705
On Holding AG	2/6/20	$2,624,466
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$2,020,004
PrognomIQ, Inc. Series A5	8/20/20	$50,461
PrognomIQ, Inc. Series B	9/11/20	$454,100
Reddit, Inc. Series B	7/26/17	$538,544
Riskified Ltd.	12/20/19 - 4/15/20	$1,773,844
Riskified Ltd. Series D	11/18/20	$392,150
Riskified Ltd. Series E	10/28/19	$1,474,732
Riskified Ltd. warrants	10/28/19	$1
Rivian Automotive, Inc. Series E	7/10/20	$9,688,236
Royalty Pharma PLC	5/21/15	$300,409
Seer, Inc. Series D1	5/12/20	$1,253,164
Silverback Therapeutics, Inc. Series C	9/22/20	$434,281
Sonder Holdings, Inc. Series D1	12/20/19	$2,785,793
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$4,523,454
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$12,876,729
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Starry, Inc. Series B	12/1/16	$1,601,981
Starry, Inc. Series C	12/8/17	$1,234,575
Starry, Inc. Series D	3/6/19	$1,922,428
Sweetgreen, Inc. Series C	9/13/19	$22,760
Sweetgreen, Inc. Series D	9/13/19	$366,179
Sweetgreen, Inc. Series H	11/9/18	$2,195,114
Sweetgreen, Inc. Series I	9/13/19	$863,020
Taboola.Com Ltd. Series E	12/22/14	$3,455,249
The Honest Co., Inc.	8/21/14	$256,936
The Honest Co., Inc. Series C	8/21/14	$599,509
The Honest Co., Inc. Series D	8/3/15	$872,273
Topgolf International, Inc. Series F	11/10/17	$3,237,994
Tory Burch LLC	5/14/15	$17,704,966
UiPath, Inc. Series A1	6/14/19	$2,059,156
UiPath, Inc. Series B1	6/14/19	$102,590
UiPath, Inc. Series B2	6/14/19	$510,864
Vera Therapeutics, Inc. Series C	10/29/20	$373,594
Vor Biopharma, Inc.	6/30/20	$650,705
Waymo LLC Series A2	5/8/20	$921,441
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,235,000
Wheels Up Partners Holdings LLC Series C	6/22/17	2,092,241
Wheels Up Partners Holdings LLC Series D	5/15/19 - 8/2/19	3,953,141
YourPeople, Inc. Series C	5/1/15	$22,753,949
Yumanity Holdings LLC Class A	2/8/16	$883,727
Yumanity Holdings LLC Class B	6/19/18	$714,338
Yumanity Holdings LLC Series C	6/19/20	$471,870

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$224,766
Fidelity Securities Lending Cash Central Fund	1,608,748
Total	$1,833,514

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,456,114,366	$1,436,194,667	$11,848,035	$8,071,664
Consumer Discretionary	2,968,094,148	2,811,828,725	107,248,766	49,016,657
Consumer Staples	280,264,409	258,508,483	8,167,250	13,588,676
Energy	59,039,525	33,603,950	25,435,575	--
Financials	157,559,716	122,874,081	20,809,997	13,875,638
Health Care	2,467,638,437	2,252,043,775	125,512,613	90,082,049
Industrials	572,267,700	478,637,821	24,842,962	68,786,917
Information Technology	4,718,256,071	4,659,339,877	9,731,141	49,185,053
Materials	89,977,243	89,977,243	--	--
Real Estate	28,089,919	28,089,919	--	--
Corporate Bonds	883,355	--	--	883,355
Preferred Securities	846,722	--	--	846,722
Money Market Funds	474,905,891	474,905,891	--	--
Total Investments in Securities:	$13,273,937,502	$12,646,004,432	$333,596,339	$294,336,731

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$233,196,744
Net Realized Gain (Loss) on Investment Securities	9,045,821
Net Unrealized Gain (Loss) on Investment Securities	24,256,595
Cost of Purchases	68,433,938
Proceeds of Sales	(21,547,249)
Amortization/Accretion	--
Transfers into Level 3	9,656,676
Transfers out of Level 3	(28,705,794)
Ending Balance	$294,336,731
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$26,651,643

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Canada	3.1%
Cayman Islands	2.7%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $204,123,446) — See accompanying schedule: Unaffiliated issuers (cost $3,678,944,473)	$12,799,031,611
Fidelity Central Funds (cost $474,905,891)	474,905,891
Total Investment in Securities (cost $4,153,850,364)		$13,273,937,502
Segregated cash with brokers for derivative instruments		13,308,000
Cash		164,000
Restricted cash		50,000
Foreign currency held at value (cost $12,998)		13,001
Receivable for investments sold		16,684,579
Receivable for fund shares sold		2,724,550
Dividends receivable		4,806,770
Interest receivable		17,829
Distributions receivable from Fidelity Central Funds		109,787
Other receivables		129
Total assets		13,311,816,147
Liabilities
Payable for investments purchased
Regular delivery	$11,608,761
Delayed delivery	9,288,165
Payable for fund shares redeemed	242,215,977
Payable for daily variation margin on futures contracts	994,745
Other payables and accrued expenses	1,044,041
Collateral on securities loaned	209,744,939
Total liabilities		474,896,628
Net Assets		$12,836,919,519
Net Assets consist of:
Paid in capital		$548,705,826
Total accumulated earnings (loss)		12,288,213,693
Net Assets		$12,836,919,519
Net Asset Value, offering price and redemption price per share ($12,836,919,519 ÷ 442,495,411 shares)		$29.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$45,435,829
Interest		17,356
Income from Fidelity Central Funds (including $1,608,748 from security lending)		1,833,514
Total income		47,286,699
Expenses
Custodian fees and expenses	$213,690
Independent trustees' fees and expenses	62,330
Interest	53,329
Miscellaneous	26,265
Total expenses before reductions	355,614
Expense reductions	(1,642)
Total expenses after reductions		353,972
Net investment income (loss)		46,932,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,158,209,161
Fidelity Central Funds	(35,154)
Foreign currency transactions	(239,490)
Futures contracts	21,043,867
Total net realized gain (loss)		3,178,978,384
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $456,510)	2,867,243,150
Assets and liabilities in foreign currencies	90,953
Total change in net unrealized appreciation (depreciation)		2,867,334,103
Net gain (loss)		6,046,312,487
Net increase (decrease) in net assets resulting from operations		$6,093,245,214

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,932,727	$72,348,706
Net realized gain (loss)	3,178,978,384	1,080,093,352
Change in net unrealized appreciation (depreciation)	2,867,334,103	1,260,958,253
Net increase (decrease) in net assets resulting from operations	6,093,245,214	2,413,400,311
Distributions to shareholders	(1,132,911,379)	(1,195,147,338)
Share transactions
Proceeds from sales of shares	499,706,790	1,110,762,773
Reinvestment of distributions	1,132,911,380	1,195,147,338
Cost of shares redeemed	(4,929,691,968)	(3,626,973,368)
Net increase (decrease) in net assets resulting from share transactions	(3,297,073,798)	(1,321,063,257)
Total increase (decrease) in net assets	1,663,260,037	(102,810,284)
Net Assets
Beginning of period	11,173,659,482	11,276,469,766
End of period	$12,836,919,519	$11,173,659,482
Other Information
Shares
Sold	24,734,345	65,505,668
Issued in reinvestment of distributions	64,811,864	85,003,367
Redeemed	(230,314,457)	(207,445,393)
Net increase (decrease)	(140,768,248)	(56,936,358)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Growth Company Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.16	$17.61	$18.19	$13.49	$13.08
Income from Investment Operations
Net investment income (loss)A	.09	.11	.15B	.07	.01
Net realized and unrealized gain (loss)	11.72	3.31	1.02	4.96	.43
Total from investment operations	11.81	3.42	1.17	5.03	.44
Distributions from net investment income	(.13)	(.15)	(.09)	(.02)	(.03)
Distributions from net realized gain	(1.84)	(1.72)	(1.66)	(.31)	–
Total distributions	(1.96)C	(1.87)	(1.75)	(.33)	(.03)
Net asset value, end of period	$29.01	$19.16	$17.61	$18.19	$13.49
Total ReturnD	68.41%	23.24%	6.96%	38.10%	3.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	- %G	.38%	.74%
Expenses net of fee waivers, if any	- %G	- %G	- %G	.38%	.74%
Expenses net of all reductions	- %G	- %G	- %G	.37%	.74%
Net investment income (loss)	.41%	.64%	.79%B	.43%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$12,836,920	$11,173,659	$11,276,470	$11,622,162	$4,032,151
Portfolio turnover rateH	18%	19%I	23%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .65%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than $.005 per share.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$292,606,654	Market comparable	Enterprise value/Sales multiple (EV/S)	1.3 - 20.0 / 4.1	Increase
			Transaction price	$128.24	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	12.8	Increase
			Discount rate	40.4% - 75.0% / 58.0%	Decrease
			Premium rate	1.3% - 90.0% / 44.2%	Increase
			Discount for lack of marketability	10.0% - 20.0% / 13.0%	Decrease
			Liquidity preference	$3.68 - $185.13 / $44.18	Increase
		Recovery value	Recovery value	0.0% - 18.2% / 6.6%	Increase
		Market approach	Transaction price	$0.00 - $10,949.11 / $276.96	Increase
			Premium rate	14.7% - 53.2% / 22.4%	Increase
Corporate Bonds	$883,355	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$846,722	Recovery value	Recovery value	127.2%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), certain deemed distributions, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,227,322,830
Gross unrealized depreciation	(155,262,076)
Net unrealized appreciation (depreciation)	$9,072,060,754
Tax Cost	$4,201,876,748

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$142,356,717
Undistributed long-term capital gain	$3,074,688,602
Net unrealized appreciation (depreciation) on securities and other investments	$9,072,114,843

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$73,872,978	$ 124,254,332
Long-term Capital Gains	1,059,038,401	1,070,893,006
Total	$1,132,911,379	$ 1,195,147,338

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Growth Company Fund	75,713,597.59

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Growth Company Fund	1,992,652,189	6,340,224,958

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Growth Company Fund	$74,971

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Growth Company Fund	Borrower	$91,836,000	1.16%	$53,239

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $370,096,110 in exchange for 21,282,122 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $52,624.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Growth Company Fund	$26,246

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Growth Company Fund	$159,218	$161,601	$32,630,391

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,642.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Series Growth Company Fund	- %-C
Actual		$1,000.00	$1,407.60	$--D
Hypothetical-E		$1,000.00	$1,025.00	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay on December 17, 2020, to shareholders of record at the opening of business on December 16, 2020, a distribution of $7.13 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.155 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $3,075,057,940, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 81% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 88% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	14,451,227,033.599	72.348
Against	2,988,562,041.336	14.962
Abstain	2,109,935,732.489	10.563
Broker Non-Vote	424,939,405.680	2.127
TOTAL	19,974,664,213.104	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	10,050,229,847.993	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	10,050,229,847.993	100.000
Proposal 1 reflects trust wide proposal and voting results.

XS7-ANN-0121
1.968007.107

Fidelity Flex® Funds

Fidelity Flex® Mid Cap Growth Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Life of fundA
Fidelity Flex® Mid Cap Growth Fund	39.97%	20.89%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Mid Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$20,308	Fidelity Flex® Mid Cap Growth Fund
$19,774	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2020, the fund gained 39.97%, outperforming the 30.90% result of the benchmark Russell Midcap® Growth index. The top contributor to performance versus the benchmark was security selection in the information technology sector, primarily driven by the software & services industry. Strong picks in health care also boosted performance. Further bolstering the portfolio's relative result were stock picks in the financials sector, especially among diversified financials stocks. Our non-benchmark stake in Snowflake was the fund's largest individual relative contributor, driven by a roughly 165% gain. This was among the largest holdings at period end. Another key relative contributor was an out-of-benchmark stake in Big Hit Entertainment (+103%), a position that was sold the past 12 months. Also adding value was an overweighting in Trade Desk (+242%), which was one of our biggest holdings at period end. In contrast, the primary detractor from performance versus the benchmark was an overweighting in financials. Similarly, outsized exposure to the consumer staples sector also hampered the fund's relative performance. Further weighing on the portfolio's relative return was security selection in real estate. Lastly, the fund's position in cash was a notable detractor this period. A lack of exposure to benchmark component Moderna was the fund’s biggest individual relative detractor the past 12 months. Not owning DocuSign, a benchmark component that gained 220%, hurt considerably as well. Also hindering performance was our lighter-than-benchmark stake in Twilio, which gained 210%. This was a stake we established the past year. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
ResMed, Inc.	2.8
KLA-Tencor Corp.	2.3
MSCI, Inc.	2.3
The Trade Desk, Inc.	2.2
Cadence Design Systems, Inc.	2.0
Snowflake Computing, Inc.	1.9
DexCom, Inc.	1.8
Cintas Corp.	1.7
Take-Two Interactive Software, Inc.	1.7
Mettler-Toledo International, Inc.	1.7
20.4

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	37.3
Health Care	18.5
Industrials	16.1
Consumer Discretionary	8.7
Consumer Staples	6.6

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 4.0%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 4.2%
Entertainment - 2.6%
Electronic Arts, Inc.	70	$8,943
Take-Two Interactive Software, Inc.(a)	97	17,509
		26,452
Interactive Media & Services - 1.6%
Match Group, Inc. (a)	114	15,870

TOTAL COMMUNICATION SERVICES		42,322

CONSUMER DISCRETIONARY - 8.7%
Distributors - 1.1%
Pool Corp.	33	11,422
Diversified Consumer Services - 0.2%
Service Corp. International	43	2,092
Hotels, Restaurants & Leisure - 0.9%
Domino's Pizza, Inc.	24	9,422
Household Durables - 0.7%
D.R. Horton, Inc.	29	2,161
Lennar Corp. Class A	16	1,214
NVR, Inc. (a)	1	3,997
		7,372
Internet & Direct Marketing Retail - 1.5%
eBay, Inc.	100	5,043
Etsy, Inc. (a)	60	9,642
		14,685
Multiline Retail - 1.5%
Dollar General Corp.	70	15,301
Specialty Retail - 2.8%
AutoZone, Inc. (a)	10	11,377
Best Buy Co., Inc.	80	8,704
O'Reilly Automotive, Inc. (a)	3	1,327
Tractor Supply Co.	50	7,041
		28,449

TOTAL CONSUMER DISCRETIONARY		88,743

CONSUMER STAPLES - 6.6%
Beverages - 1.6%
Boston Beer Co., Inc. Class A (a)	10	9,308
Brown-Forman Corp. Class B (non-vtg.)	88	7,098
		16,406
Food & Staples Retailing - 0.5%
Grocery Outlet Holding Corp. (a)	16	618
Kroger Co.	139	4,587
		5,205
Food Products - 2.0%
Bunge Ltd.	50	2,945
Darling Ingredients, Inc. (a)	114	5,504
Lamb Weston Holdings, Inc.	53	3,836
The Hershey Co.	52	7,690
		19,975
Household Products - 2.3%
Church & Dwight Co., Inc.	148	12,990
Clorox Co.	34	6,901
Reynolds Consumer Products, Inc.	110	3,337
		23,228
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	7	1,717

TOTAL CONSUMER STAPLES		66,531

FINANCIALS - 5.5%
Banks - 0.1%
SVB Financial Group (a)	2	690
Capital Markets - 4.7%
MarketAxess Holdings, Inc.	25	13,480
Moody's Corp.	20	5,647
MSCI, Inc.	56	22,928
Nordnet AB	100	1,198
S&P Global, Inc.	11	3,870
Tradeweb Markets, Inc. Class A	14	835
		47,958
Insurance - 0.7%
Arthur J. Gallagher & Co.	42	4,847
Progressive Corp.	31	2,700
		7,547

TOTAL FINANCIALS		56,195

HEALTH CARE - 18.5%
Health Care Equipment & Supplies - 10.3%
DexCom, Inc. (a)	57	18,222
Edwards Lifesciences Corp. (a)	40	3,356
Hologic, Inc. (a)	163	11,268
IDEXX Laboratories, Inc. (a)	16	7,376
Intuitive Surgical, Inc. (a)	3	2,178
Masimo Corp. (a)	41	10,434
Quidel Corp. (a)	41	7,997
ResMed, Inc.	133	27,874
West Pharmaceutical Services, Inc.	59	16,234
		104,939
Health Care Providers & Services - 0.7%
Centene Corp. (a)	28	1,726
Laboratory Corp. of America Holdings (a)	27	5,396
		7,122
Health Care Technology - 1.5%
Veeva Systems, Inc. Class A (a)	56	15,505
Life Sciences Tools & Services - 4.6%
Bio-Rad Laboratories, Inc. Class A (a)	9	4,847
Charles River Laboratories International, Inc. (a)	68	15,947
Mettler-Toledo International, Inc. (a)	15	17,251
PerkinElmer, Inc.	45	5,985
Sotera Health Co.	100	2,706
		46,736
Pharmaceuticals - 1.4%
Horizon Therapeutics PLC (a)	135	9,508
Royalty Pharma PLC	100	4,260
		13,768

TOTAL HEALTH CARE		188,070

INDUSTRIALS - 16.1%
Aerospace & Defense - 1.0%
TransDigm Group, Inc.	17	9,846
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	32	3,007
Airlines - 0.6%
Southwest Airlines Co.	138	6,395
Building Products - 3.0%
Carrier Global Corp.	280	10,660
Fortune Brands Home & Security, Inc.	52	4,342
The AZEK Co., Inc.	172	6,144
Trane Technologies PLC	34	4,972
Trex Co., Inc. (a)	53	3,965
		30,083
Commercial Services & Supplies - 2.9%
Cintas Corp.	50	17,765
Copart, Inc. (a)	103	11,891
		29,656
Electrical Equipment - 2.5%
AMETEK, Inc.	55	6,519
Generac Holdings, Inc. (a)	44	9,486
Rockwell Automation, Inc.	38	9,711
		25,716
Industrial Conglomerates - 0.4%
Roper Technologies, Inc.	10	4,270
Machinery - 2.3%
IDEX Corp.	35	6,760
Nordson Corp.	15	3,057
Otis Worldwide Corp.	102	6,828
Toro Co.	75	6,803
		23,448
Professional Services - 2.0%
CoStar Group, Inc. (a)	9	8,195
Verisk Analytics, Inc.	61	12,097
		20,292
Road & Rail - 1.1%
Old Dominion Freight Lines, Inc.	54	10,981

TOTAL INDUSTRIALS		163,694

INFORMATION TECHNOLOGY - 37.3%
Electronic Equipment & Components - 2.7%
Amphenol Corp. Class A	105	13,735
Keysight Technologies, Inc. (a)	46	5,522
Zebra Technologies Corp. Class A (a)	21	7,947
		27,204
IT Services - 8.6%
Adyen BV (a)(b)	1	1,910
Black Knight, Inc. (a)	68	6,230
Booz Allen Hamilton Holding Corp. Class A	110	9,547
EPAM Systems, Inc. (a)	50	16,117
Global Payments, Inc.	16	3,123
Globant SA (a)	11	2,075
Okta, Inc. (a)	41	10,047
Snowflake Computing, Inc.	60	19,550
Twilio, Inc. Class A (a)	29	9,283
VeriSign, Inc. (a)	44	8,832
		86,714
Semiconductors & Semiconductor Equipment - 8.3%
Analog Devices, Inc.	23	3,199
Broadcom, Inc.	6	2,409
Entegris, Inc.	156	14,449
Inphi Corp. (a)	56	8,687
KLA-Tencor Corp.	91	22,929
Lam Research Corp.	30	13,580
NXP Semiconductors NV	28	4,436
Skyworks Solutions, Inc.	24	3,388
SolarEdge Technologies, Inc. (a)	41	11,397
		84,474
Software - 17.7%
Adobe, Inc. (a)	8	3,828
ANSYS, Inc. (a)	44	14,875
Atlassian Corp. PLC (a)	61	13,728
Cadence Design Systems, Inc. (a)	174	20,236
Coupa Software, Inc. (a)	30	9,867
Duck Creek Technologies, Inc. (a)	100	3,976
Dynatrace, Inc. (a)	173	6,577
Fair Isaac Corp. (a)	10	4,728
Five9, Inc. (a)	50	7,760
Fortinet, Inc. (a)	120	14,788
Intuit, Inc.	8	2,816
Paycom Software, Inc. (a)	30	12,512
RingCentral, Inc. (a)	53	15,744
Slack Technologies, Inc. Class A (a)	220	9,434
Synopsys, Inc. (a)	73	16,608
The Trade Desk, Inc. (a)	25	22,527
		180,004

TOTAL INFORMATION TECHNOLOGY		378,396

MATERIALS - 0.3%
Chemicals - 0.3%
Sherwin-Williams Co.	4	2,991
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Equity Lifestyle Properties, Inc.	126	7,382
SBA Communications Corp. Class A	22	6,318
		13,700
TOTAL COMMON STOCKS
(Cost $623,506)		1,000,642

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.09% (c)
(Cost $3,900)	3,899	3,900
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $627,406)		1,004,542
NET OTHER ASSETS (LIABILITIES) - 1.1%		11,012
NET ASSETS - 100%		$1,015,554

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,910 or 0.2% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31
Total	$31

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$42,322	$42,322	$--	$--
Consumer Discretionary	88,743	88,743	--	--
Consumer Staples	66,531	66,531	--	--
Financials	56,195	54,997	1,198	--
Health Care	188,070	188,070	--	--
Industrials	163,694	163,694	--	--
Information Technology	378,396	376,486	1,910	--
Materials	2,991	2,991	--	--
Real Estate	13,700	13,700	--	--
Money Market Funds	3,900	3,900	--	--
Total Investments in Securities:	$1,004,542	$1,001,434	$3,108	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $623,506)	$1,000,642
Fidelity Central Funds (cost $3,900)	3,900
Total Investment in Securities (cost $627,406)		$1,004,542
Cash		5,768
Receivable for investments sold		4,590
Dividends receivable		654
Total assets		1,015,554

Net Assets		$1,015,554
Net Assets consist of:
Paid in capital		$523,977
Total accumulated earnings (loss)		491,577
Net Assets		$1,015,554
Net Asset Value, offering price and redemption price per share ($1,015,554 ÷ 138,150 shares)		$7.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$4,627
Special dividends		748
Income from Fidelity Central Funds		31
Total income		5,406
Expenses
Independent trustees' fees and expenses	$5
Commitment fees	2
Total expenses		7
Net investment income (loss)		5,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,109
Foreign currency transactions	(5)
Total net realized gain (loss)		117,104
Change in net unrealized appreciation (depreciation) on investment securities		167,395
Net gain (loss)		284,499
Net increase (decrease) in net assets resulting from operations		$289,898

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,399	$92,841
Net realized gain (loss)	117,104	1,182,995
Change in net unrealized appreciation (depreciation)	167,395	240,567
Net increase (decrease) in net assets resulting from operations	289,898	1,516,403
Distributions to shareholders	(469,928)	(104,869)
Share transactions
Proceeds from sales of shares	–	4,770,143
Reinvestment of distributions	469,928	104,869
Cost of shares redeemed	–	(21,007,544)
Net increase (decrease) in net assets resulting from share transactions	469,928	(16,132,532)
Total increase (decrease) in net assets	289,898	(14,720,998)
Net Assets
Beginning of period	725,656	15,446,654
End of period	$1,015,554	$725,656
Other Information
Shares
Sold	–	370,270
Issued in reinvestment of distributions	87,347	10,113
Redeemed	–	(1,656,739)
Net increase (decrease)	87,347	(1,276,356)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Growth Fund

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.28	$11.64	$11.25	$10.00
Income from Investment Operations
Net investment income (loss)B	.04C	.12	.13D	.10E
Net realized and unrealized gain (loss)	2.28	2.60	.35	1.15
Total from investment operations	2.32	2.72	.48	1.25
Distributions from net investment income	(1.53)	(.08)	(.09)	–
Distributions from net realized gain	(7.72)	–	–	–
Total distributions	(9.25)	(.08)	(.09)	–
Net asset value, end of period	$7.35	$14.28	$11.64	$11.25
Total ReturnF,G	39.97%	23.66%	4.29%	12.50%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	- %K
Expenses net of fee waivers, if anyJ	-%	-%	-%	- %K
Expenses net of all reductionsJ	-%	-%	-%	- %K
Net investment income (loss)	.68%C	.98%	1.11%D	1.29%E,K
Supplemental Data
Net assets, end of period (000 omitted)	$1,016	$726	$15,447	$711
Portfolio turnover rateL	94%	83%	88%	38%K

 A For the period March 8, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .93%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.14%.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount represents less than .005%.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Flex Mid Cap Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$374,901
Gross unrealized depreciation	(1,886)
Net unrealized appreciation (depreciation)	$373,015
Tax Cost	$631,527

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$56,534
Undistributed long-term capital gain	$62,027
Net unrealized appreciation (depreciation) on securities and other investments	$373,015

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$77,525	$ 104,869
Long-term Capital Gains	392,403	–
Total	$469,928	$ 104,869

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Mid Cap Growth Fund	742,815	738,775

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Growth Fund	$13

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Mid Cap Growth Fund	$2

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Flex Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Mid Cap Growth Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period March 8, 2017 (commencement of operations) to November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period March 8, 2017 (commencement of operations) to November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 305 funds. Ms. Doulton oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Flex Mid Cap Growth Fund	- %-C
Actual		$1,000.00	$1,326.70	$--D
Hypothetical-E		$1,000.00	$1,025.00	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Growth Fund voted to pay on December 30, 2020, to shareholders of record at the opening of business on December 29, 2020, a distribution of $0.813 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.050 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $62,068, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 87% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 87% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 6% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	653,450.758	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	653,450.758	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZDG-ANN-0121
1.9881579.103

Fidelity® Growth Strategies K6 Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Life of fundA
Fidelity® Growth Strategies K6 Fund	25.24%	16.93%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$17,344	Fidelity® Growth Strategies K6 Fund
$18,828	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2020, the fund gained 25.24%, trailing the 30.90% result of the benchmark Russell Midcap® Growth index. Versus the benchmark, security selection was the primary detractor, especially within the information technology sector. Stock picking and an underweighting in the consumer discretionary sector – the retailing industry in particular – further hindered performance. Also weighing on the portfolio’s relative result were stock picks in the health care sector, namely within the health care equipment & services industry. A lack of exposure to Moderna was the fund’s biggest individual relative detractor the past 12 months. Not owning DocuSign, a benchmark component that gained 220%, hurt considerably as well. Also hindering performance was our lighter-than-benchmark stake in Twilio, which gained 210%. This was a stake we established the past year. Conversely, the biggest contributor to performance versus the benchmark was stock picking in the financials sector, especially within the diversified financials industry. A lack of exposure to energy stocks also bolstered the fund's relative result, as did positioning in industrials. The biggest individual relative contributor was an overweight position in Trade Desk (+239%), one of the portfolio’s largest holdings at period end. Also helping performance was our outsized stake in Slack Technologies, which gained 87%. We increased our position in the stock the past 12 months. Another notable relative contributor was an overweighting in Lam Research (+74%), where we decreased our stake this period. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
ResMed, Inc.	3.0
The Trade Desk, Inc.	2.5
MSCI, Inc.	2.4
KLA-Tencor Corp.	2.3
Cadence Design Systems, Inc.	2.1
Take-Two Interactive Software, Inc.	2.0
Mettler-Toledo International, Inc.	2.0
Cintas Corp.	2.0
DexCom, Inc.	1.8
West Pharmaceutical Services, Inc.	1.8
21.9

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	36.1
Health Care	19.1
Industrials	16.9
Consumer Discretionary	8.3
Consumer Staples	6.6

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments – 3.8%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 4.5%
Entertainment - 2.9%
Electronic Arts, Inc.	12,200	$1,558,550
Take-Two Interactive Software, Inc. (a)	20,500	3,700,455
		5,259,005
Interactive Media & Services - 1.6%
Match Group, Inc. (a)	21,400	2,979,094

TOTAL COMMUNICATION SERVICES		8,238,099

CONSUMER DISCRETIONARY - 8.3%
Distributors - 1.2%
Pool Corp.	6,300	2,180,493
Diversified Consumer Services - 0.2%
Service Corp. International	7,800	379,392
Hotels, Restaurants & Leisure - 0.7%
Domino's Pizza, Inc.	3,200	1,256,224
Household Durables - 0.6%
D.R. Horton, Inc.	6,500	484,250
Lennar Corp. Class A	3,695	280,303
NVR, Inc. (a)	100	399,718
		1,164,271
Internet & Direct Marketing Retail - 1.4%
eBay, Inc.	16,000	806,880
Etsy, Inc. (a)	10,200	1,639,140
		2,446,020
Multiline Retail - 1.5%
Dollar General Corp.	12,600	2,754,108
Specialty Retail - 2.7%
AutoZone, Inc. (a)	1,900	2,161,535
Best Buy Co., Inc.	14,300	1,555,840
Tractor Supply Co.	8,300	1,168,723
		4,886,098

TOTAL CONSUMER DISCRETIONARY		15,066,606

CONSUMER STAPLES - 6.6%
Beverages - 1.8%
Boston Beer Co., Inc. Class A (a)	1,800	1,675,512
Brown-Forman Corp. Class B (non-vtg.)	19,100	1,540,606
		3,216,118
Food & Staples Retailing - 0.4%
Grocery Outlet Holding Corp. (a)	1,300	50,206
Kroger Co.	22,000	726,000
		776,206
Food Products - 1.9%
Bunge Ltd.	7,600	447,564
Darling Ingredients, Inc. (a)	19,350	934,218
Lamb Weston Holdings, Inc.	9,896	716,272
The Hershey Co.	9,600	1,419,744
		3,517,798
Household Products - 2.3%
Church & Dwight Co., Inc.	27,400	2,404,898
Clorox Co.	5,600	1,136,576
Reynolds Consumer Products, Inc.	19,600	594,664
		4,136,138
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	1,300	318,916

TOTAL CONSUMER STAPLES		11,965,176

FINANCIALS - 5.7%
Capital Markets - 4.8%
MarketAxess Holdings, Inc.	4,800	2,588,064
Moody's Corp.	3,200	903,488
MSCI, Inc.	10,800	4,421,736
Nordnet AB	5,700	68,310
S&P Global, Inc.	1,900	668,382
Tradeweb Markets, Inc. Class A	2,900	172,985
		8,822,965
Insurance - 0.9%
Arthur J. Gallagher & Co.	8,600	992,526
Progressive Corp.	7,413	645,746
		1,638,272

TOTAL FINANCIALS		10,461,237

HEALTH CARE - 19.1%
Health Care Equipment & Supplies - 10.9%
DexCom, Inc. (a)	10,400	3,324,672
Edwards Lifesciences Corp. (a)	7,200	604,008
Hologic, Inc. (a)	30,200	2,087,726
IDEXX Laboratories, Inc. (a)	2,700	1,244,646
Intuitive Surgical, Inc. (a)	800	580,840
Masimo Corp. (a)	7,400	1,883,226
Quidel Corp. (a)	7,300	1,423,865
ResMed, Inc.	25,900	5,428,641
West Pharmaceutical Services, Inc.	11,800	3,246,888
		19,824,512
Health Care Providers & Services - 0.7%
Centene Corp. (a)	5,300	326,745
Laboratory Corp. of America Holdings (a)	4,700	939,248
		1,265,993
Health Care Technology - 1.8%
Veeva Systems, Inc. Class A (a)	11,600	3,211,692
Life Sciences Tools & Services - 4.6%
Bio-Rad Laboratories, Inc. Class A (a)	1,500	807,750
Charles River Laboratories International, Inc. (a)	12,200	2,861,144
Mettler-Toledo International, Inc. (a)	3,200	3,680,128
PerkinElmer, Inc.	7,900	1,050,700
Sotera Health Co.	3,209	86,836
		8,486,558
Pharmaceuticals - 1.1%
Horizon Therapeutics PLC (a)	24,600	1,732,578
Royalty Pharma PLC	6,850	291,810
		2,024,388

TOTAL HEALTH CARE		34,813,143

INDUSTRIALS - 16.9%
Aerospace & Defense - 1.1%
TransDigm Group, Inc.	3,300	1,911,327
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	5,900	554,423
Airlines - 0.7%
Southwest Airlines Co.	26,400	1,223,376
Building Products - 2.8%
Carrier Global Corp.	49,300	1,876,851
Fortune Brands Home & Security, Inc.	9,400	784,900
The AZEK Co., Inc.	25,300	903,716
Trane Technologies PLC	5,400	789,696
Trex Co., Inc. (a)	9,000	673,380
		5,028,543
Commercial Services & Supplies - 3.4%
Cintas Corp.	10,100	3,588,530
Copart, Inc. (a)	22,400	2,586,080
		6,174,610
Electrical Equipment - 2.6%
AMETEK, Inc.	11,200	1,327,536
Generac Holdings, Inc. (a)	7,800	1,681,680
Rockwell Automation, Inc.	7,100	1,814,476
		4,823,692
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	2,200	939,400
Machinery - 2.4%
IDEX Corp.	6,200	1,197,530
Nordson Corp.	2,200	448,382
Otis Worldwide Corp.	18,900	1,265,166
Toro Co.	15,200	1,378,792
		4,289,870
Professional Services - 2.0%
CoStar Group, Inc. (a)	1,600	1,456,912
Verisk Analytics, Inc.	11,400	2,260,734
		3,717,646
Road & Rail - 1.1%
Old Dominion Freight Lines, Inc.	10,100	2,053,936

TOTAL INDUSTRIALS		30,716,823

INFORMATION TECHNOLOGY - 36.1%
Electronic Equipment & Components - 3.0%
Amphenol Corp. Class A	21,000	2,747,010
Keysight Technologies, Inc. (a)	8,900	1,068,356
Zebra Technologies Corp. Class A (a)	4,200	1,589,364
		5,404,730
IT Services - 6.7%
Adyen BV (a)(b)	106	202,476
Black Knight, Inc. (a)	14,000	1,282,680
Booz Allen Hamilton Holding Corp. Class A	21,000	1,822,590
EPAM Systems, Inc. (a)	9,800	3,158,834
Global Payments, Inc.	2,900	566,051
Globant SA (a)	2,000	377,360
Okta, Inc. (a)	7,600	1,862,304
Twilio, Inc. Class A (a)	4,500	1,440,405
VeriSign, Inc. (a)	7,700	1,545,544
		12,258,244
Semiconductors & Semiconductor Equipment - 8.6%
Analog Devices, Inc.	4,100	570,228
Broadcom, Inc.	1,000	401,580
Entegris, Inc.	31,500	2,917,530
Inphi Corp. (a)	10,300	1,597,839
KLA-Tencor Corp.	16,400	4,132,308
Lam Research Corp.	5,400	2,444,364
NXP Semiconductors NV	5,200	823,784
Skyworks Solutions, Inc.	4,900	691,733
SolarEdge Technologies, Inc. (a)	7,400	2,057,052
		15,636,418
Software - 17.8%
Adobe, Inc. (a)	1,400	669,858
ANSYS, Inc. (a)	8,700	2,941,122
Atlassian Corp. PLC (a)	11,200	2,520,560
Cadence Design Systems, Inc. (a)	33,348	3,878,372
Coupa Software, Inc. (a)	5,500	1,809,005
Duck Creek Technologies, Inc. (a)	2,800	111,328
Dynatrace, Inc. (a)	31,200	1,186,224
Fair Isaac Corp. (a)	548	259,083
Five9, Inc. (a)	7,500	1,164,000
Fortinet, Inc. (a)	22,400	2,760,352
Intuit, Inc.	1,495	526,270
Paycom Software, Inc. (a)	5,600	2,335,648
RingCentral, Inc. (a)	10,800	3,208,140
Slack Technologies, Inc. Class A (a)(c)	39,200	1,680,896
Synopsys, Inc. (a)	12,800	2,912,000
The Trade Desk, Inc. (a)	5,000	4,505,350
		32,468,208

TOTAL INFORMATION TECHNOLOGY		65,767,600

MATERIALS - 0.4%
Chemicals - 0.4%
Sherwin-Williams Co.	988	738,658
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Equity Lifestyle Properties, Inc.	23,200	1,359,288
SBA Communications Corp. Class A	3,800	1,091,284
		2,450,572
TOTAL COMMON STOCKS
(Cost $110,919,959)		180,217,914

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.09% (d)	2,032,915	2,033,321
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	373,528	373,566
TOTAL MONEY MARKET FUNDS
(Cost $2,406,887)		2,406,887
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $113,326,846)		182,624,801
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(432,849)
NET ASSETS - 100%		$182,191,952

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $202,476 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,338
Fidelity Securities Lending Cash Central Fund	1,513
Total	$22,851

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,238,099	$8,238,099	$--	$--
Consumer Discretionary	15,066,606	15,066,606	--	--
Consumer Staples	11,965,176	11,965,176	--	--
Financials	10,461,237	10,392,927	68,310	--
Health Care	34,813,143	34,813,143	--	--
Industrials	30,716,823	30,716,823	--	--
Information Technology	65,767,600	65,565,124	202,476	--
Materials	738,658	738,658	--	--
Real Estate	2,450,572	2,450,572	--	--
Money Market Funds	2,406,887	2,406,887	--	--
Total Investments in Securities:	$182,624,801	$182,354,015	$270,786	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $385,920) — See accompanying schedule: Unaffiliated issuers (cost $110,919,959)	$180,217,914
Fidelity Central Funds (cost $2,406,887)	2,406,887
Total Investment in Securities (cost $113,326,846)		$182,624,801
Cash		21
Foreign currency held at value (cost $63,799)		63,799
Receivable for investments sold		1,219,344
Receivable for fund shares sold		77,694
Dividends receivable		121,884
Distributions receivable from Fidelity Central Funds		231
Other receivables		1,989
Total assets		184,109,763
Liabilities
Payable for investments purchased	$63,799
Payable for fund shares redeemed	1,413,254
Accrued management fee	67,236
Other payables and accrued expenses	22
Collateral on securities loaned	373,500
Total liabilities		1,917,811
Net Assets		$182,191,952
Net Assets consist of:
Paid in capital		$108,440,730
Total accumulated earnings (loss)		73,751,222
Net Assets		$182,191,952
Net Asset Value, offering price and redemption price per share ($182,191,952 ÷ 10,680,826 shares)		$17.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$1,019,094
Special dividends		175,500
Income from Fidelity Central Funds (including $1,513 from security lending)		22,851
Total income		1,217,445
Expenses
Management fee	$790,695
Independent trustees' fees and expenses	963
Miscellaneous	1,500
Total expenses before reductions	793,158
Expense reductions	(6,697)
Total expenses after reductions		786,461
Net investment income (loss)		430,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,103,971
Fidelity Central Funds	14
Foreign currency transactions	263
Total net realized gain (loss)		9,104,248
Change in net unrealized appreciation (depreciation) on investment securities		30,244,188
Net gain (loss)		39,348,436
Net increase (decrease) in net assets resulting from operations		$39,779,420

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$430,984	$683,718
Net realized gain (loss)	9,104,248	(1,072,378)
Change in net unrealized appreciation (depreciation)	30,244,188	28,944,734
Net increase (decrease) in net assets resulting from operations	39,779,420	28,556,074
Distributions to shareholders	(856,685)	(1,016,166)
Share transactions
Proceeds from sales of shares	45,481,751	34,837,542
Reinvestment of distributions	856,685	1,016,166
Cost of shares redeemed	(68,760,423)	(30,695,019)
Net increase (decrease) in net assets resulting from share transactions	(22,421,987)	5,158,689
Total increase (decrease) in net assets	16,500,748	32,698,597
Net Assets
Beginning of period	165,691,204	132,992,607
End of period	$182,191,952	$165,691,204
Other Information
Shares
Sold	3,226,490	2,806,515
Issued in reinvestment of distributions	61,676	101,922
Redeemed	(4,707,176)	(2,673,153)
Net increase (decrease)	(1,419,010)	235,284

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies K6 Fund

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$11.21	$10.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.04C	.06D	.09E	.04
Net realized and unrealized gain (loss)	3.40	2.51	.20	.91
Total from investment operations	3.44	2.57	.29	.95
Distributions from net investment income	(.07)	(.09)	(.03)	–
Total distributions	(.07)	(.09)	(.03)	–
Net asset value, end of period	$17.06	$13.69	$11.21	$10.95
Total ReturnF,G	25.24%	23.18%	2.68%	9.50%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%	.45%	.45%	.45%J
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%J
Expenses net of all reductions	.45%	.45%	.45%	.45%J
Net investment income (loss)	.25%C	.49%D	.76%E	.81%J
Supplemental Data
Net assets, end of period (000 omitted)	$182,192	$165,691	$132,993	$80,512
Portfolio turnover rateK	73%	66%L	51%L	56%J,L

 A For the period May 25, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .15%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .39%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,354,206
Gross unrealized depreciation	(187,622)
Net unrealized appreciation (depreciation)	$69,166,584
Tax Cost	$113,458,217

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$200,310
Undistributed long-term capital gain	$4,384,328
Net unrealized appreciation (depreciation) on securities and other investments	$69,166,584

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$856,685	$ 1,016,166

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies K6 Fund	124,859,038	146,110,489

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $13,010,668 in exchange for 1,028,736 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies K6 Fund	$1,600

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,174.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Growth Strategies K6 Fund	$404

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies K6 Fund	$150	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,657 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period May 25, 2017 (commencement of operations) to November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period May 25, 2017 (commencement of operations) to November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Growth Strategies K6 Fund	.45%
Actual		$1,000.00	$1,204.00	$2.48
Hypothetical-C		$1,000.00	$1,022.75	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies K6 Fund voted to pay on December 30, 2020, to shareholders of record at the opening of business on December 29, 2020, a distribution of $0.422 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.020 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $4,384,328, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000
Proposal 1 reflects trust wide proposal and voting results.

FEGK6-ANN-0121
1.9883995.103

Fidelity® Growth Company K6 Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Life of fundA
Fidelity® Growth Company K6 Fund	66.95%	53.05%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$18,681	Fidelity® Growth Company K6 Fund
$14,992	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2020, the fund gained 66.95%, outperforming the 35.73% result of the benchmark Russell 3000® Growth index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Strong picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also bolstered the fund's relative result. Also helping was stock selection and an overweighting in consumer discretionary. The biggest individual relative contributor was an overweight position in Nvidia (+148%), the fund's largest holding. Another key contributor was our outsized stake in Moderna, a sizable holding as of November 30. We also benefited from a non-benchmark position in Shopify (+220%). This was among the fund's biggest holdings. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in energy. An overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative result. Also hindering the fund's relative result were stock picks in the financials sector. The biggest individual relative detractor was an underweight position in Apple (+80%), which was among our largest holdings. Also hurting performance was our outsized stake in Nutanix, which returned approximately -26%. We added to our position the past year. Another notable relative detractor was an overweighting in Sage Therapeutics (-52%). This period we increased our stake. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
NVIDIA Corp.	7.1
Apple, Inc.	6.4
Amazon.com, Inc.	6.3
Microsoft Corp.	4.1
Moderna, Inc.	3.5
Shopify, Inc. Class A	3.2
Alphabet, Inc. Class A	3.1
lululemon athletica, Inc.	3.0
Salesforce.com, Inc.	2.9
Tesla, Inc.	2.6
42.2

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	37.4
Consumer Discretionary	22.3
Health Care	18.1
Communication Services	11.1
Industrials	5.1

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.9%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 11.2%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 11.1%
Diversified Telecommunication Services - 0.0%
Verizon Communications, Inc.	9,190	$555,168
Entertainment - 3.4%
Activision Blizzard, Inc.	286,578	22,777,219
Electronic Arts, Inc.	54,355	6,943,851
NeoGames SA	14,377	315,144
NetEase, Inc. ADR	95,315	8,613,617
Netflix, Inc. (a)	109,105	53,537,824
Nintendo Co. Ltd.	5,984	3,395,216
Roku, Inc. Class A (a)	392,306	115,169,272
Sea Ltd. ADR (a)	247,634	44,665,745
The Walt Disney Co.	91,117	13,486,227
Zynga, Inc. (a)	143,964	1,187,703
		270,091,818
Interactive Media & Services - 7.0%
Alphabet, Inc.:
Class A (a)	142,580	250,142,352
Class C (a)	74,931	131,934,009
Facebook, Inc. Class A (a)	498,434	138,051,265
InterActiveCorp (a)	24,514	3,480,743
Match Group, Inc. (a)	6,776	943,287
Pinterest, Inc. Class A (a)	11,759	823,365
Snap, Inc. Class A (a)	344,060	15,283,145
Tencent Holdings Ltd.	78,216	5,701,770
Twitter, Inc. (a)	68,637	3,192,307
Zillow Group, Inc. Class C (a)(b)	82,304	8,873,194
		558,425,437
Media - 0.0%
Comcast Corp. Class A	74,921	3,764,031
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	416,209	55,330,824

TOTAL COMMUNICATION SERVICES		888,167,278

CONSUMER DISCRETIONARY - 22.2%
Automobiles - 2.7%
DiamondPeak Holdings Corp. (c)	226,198	5,286,247
Tesla, Inc. (a)	365,498	207,456,665
XPeng, Inc. ADR (a)(b)	110,293	6,480,817
		219,223,729
Hotels, Restaurants & Leisure - 1.1%
Chipotle Mexican Grill, Inc. (a)	6,343	8,178,854
Hyatt Hotels Corp. Class A	17,476	1,257,748
Marriott International, Inc. Class A	153,723	19,502,837
McDonald's Corp.	402	87,411
Penn National Gaming, Inc. (a)	304,268	21,298,760
Planet Fitness, Inc. (a)	20,794	1,516,922
Shake Shack, Inc. Class A (a)(b)	11,011	899,158
Starbucks Corp.	263,292	25,807,882
Vail Resorts, Inc.	12,325	3,399,728
Yum China Holdings, Inc.	97,961	5,523,041
		87,472,341
Household Durables - 0.8%
D.R. Horton, Inc.	148,177	11,039,187
KB Home	188,406	6,631,891
Lennar Corp. Class A	433,958	32,920,054
PulteGroup, Inc.	34,389	1,500,392
Toll Brothers, Inc.	196,379	9,298,546
		61,390,070
Internet & Direct Marketing Retail - 9.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	138,517	36,479,837
Amazon.com, Inc. (a)	158,738	502,888,334
Etsy, Inc. (a)	35,902	5,769,451
Farfetch Ltd. Class A (a)	255,653	13,971,436
JD.com, Inc. sponsored ADR (a)	254,367	21,710,223
Ocado Group PLC (a)	473,356	13,917,245
Ozon Holdings PLC ADR	31,700	1,268,634
Pinduoduo, Inc. ADR (a)	5,610	778,724
Revolve Group, Inc. (a)	98,561	2,326,040
The Booking Holdings, Inc. (a)	10,307	20,907,234
The RealReal, Inc. (a)	163,562	2,265,334
THG Holdings Ltd.	273,576	2,284,172
Wayfair LLC Class A (a)	485,398	123,465,835
		748,032,499
Leisure Products - 0.4%
Callaway Golf Co.	65,425	1,390,281
Peloton Interactive, Inc. Class A (a)	232,216	27,018,332
		28,408,613
Multiline Retail - 0.5%
Dollar General Corp.	28,067	6,134,885
Dollar Tree, Inc. (a)	43,212	4,720,479
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	213,011	18,757,749
Target Corp.	71,804	12,890,972
		42,504,085
Specialty Retail - 2.6%
Carvana Co. Class A (a)	148,233	37,089,379
Cazoo Holdings Ltd. (c)(d)	25,520	361,484
Five Below, Inc. (a)	25,253	3,949,569
Floor & Decor Holdings, Inc. Class A (a)	130,395	10,443,336
Lowe's Companies, Inc.	258,585	40,292,715
RH (a)(b)	103,109	46,724,874
The Home Depot, Inc.	171,754	47,646,277
TJX Companies, Inc.	298,777	18,975,327
Williams-Sonoma, Inc.	34,155	3,738,948
		209,221,909
Textiles, Apparel & Luxury Goods - 4.7%
adidas AG	145,818	46,536,888
Canada Goose Holdings, Inc. (a)	152,276	5,064,141
Deckers Outdoor Corp. (a)	46,558	11,853,201
lululemon athletica, Inc. (a)	644,618	238,650,476
NIKE, Inc. Class B	264,481	35,625,591
On Holding AG (c)(d)	128	1,401,486
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,063,755	35,603,880
Under Armour, Inc. Class C (non-vtg.) (a)	42,218	614,272
VF Corp.	33,857	2,823,674
		378,173,609

TOTAL CONSUMER DISCRETIONARY		1,774,426,855

CONSUMER STAPLES - 2.5%
Beverages - 1.2%
Boston Beer Co., Inc. Class A (a)	15,922	14,820,834
Fever-Tree Drinks PLC	90,019	2,762,205
Keurig Dr. Pepper, Inc.	398,265	12,127,169
Monster Beverage Corp. (a)	342,927	29,073,351
PepsiCo, Inc.	41,127	5,931,747
The Coca-Cola Co.	502,814	25,945,202
		90,660,508
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	78,923	30,919,664
Grocery Outlet Holding Corp. (a)	105,400	4,070,548
Kroger Co.	122,572	4,044,876
Performance Food Group Co.(a)	168,492	7,309,183
		46,344,271
Food Products - 0.3%
Beyond Meat, Inc. (a)(b)	12,246	1,713,215
Bunge Ltd.	94,137	5,543,728
Darling Ingredients, Inc. (a)	112,830	5,447,432
Freshpet, Inc. (a)	40,206	5,503,397
JDE Peet's BV	63,063	2,435,576
Laird Superfood, Inc. (b)	63,267	3,062,755
Mondelez International, Inc.	16,502	948,040
		24,654,143
Household Products - 0.2%
Church & Dwight Co., Inc.	34,531	3,030,786
Colgate-Palmolive Co.	28,528	2,443,138
Procter & Gamble Co.	89,859	12,478,719
		17,952,643
Personal Products - 0.0%
Unilever PLC	11,360	685,896
Yatsen Holding Ltd. ADR	27,838	465,173
		1,151,069
Tobacco - 0.2%
Altria Group, Inc.	385,825	15,367,410
Philip Morris International, Inc.	39,013	2,955,235
		18,322,645

TOTAL CONSUMER STAPLES		199,085,279

ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Halliburton Co.	145,900	2,420,481
Schlumberger Ltd.	139,400	2,898,126
		5,318,607
Oil, Gas & Consumable Fuels - 0.5%
EOG Resources, Inc.	93,073	4,363,262
Hess Corp.	415,739	19,614,566
Reliance Industries Ltd.	498,700	12,905,610
Reliance Industries Ltd.	33,246	468,814
		37,352,252

TOTAL ENERGY		42,670,859

FINANCIALS - 1.3%
Banks - 0.7%
Bank of America Corp.	451,469	12,713,367
HDFC Bank Ltd. sponsored ADR (a)	200,842	13,858,098
JPMorgan Chase & Co.	203,587	23,998,836
Wells Fargo & Co.	90,931	2,486,963
		53,057,264
Capital Markets - 0.4%
BlackRock, Inc. Class A	26,820	18,729,747
BM&F BOVESPA SA	620,800	6,504,182
Charles Schwab Corp.	189,356	9,236,786
Edelweiss Financial Services Ltd. (a)	298,800	279,485
		34,750,200
Consumer Finance - 0.0%
American Express Co.	3,113	369,171
Discover Financial Services	16,300	1,241,571
		1,610,742
Diversified Financial Services - 0.2%
dMY Technology Group, Inc. (a)	154,842	2,475,924
Kensington Capital Acquisition Corp. (c)	230,044	9,730,861
		12,206,785
Insurance - 0.0%
Root, Inc. (b)	22,621	400,392

TOTAL FINANCIALS		102,025,383

HEALTH CARE - 17.9%
Biotechnology - 11.6%
AbbVie, Inc.	53,257	5,569,617
ACADIA Pharmaceuticals, Inc. (a)	924,554	52,385,230
ADC Therapeutics SA (a)	113,509	4,235,021
Akouos, Inc. (a)	182,820	3,780,718
Akouos, Inc.	54,474	1,070,196
Alector, Inc. (a)	114,600	1,502,406
Allovir, Inc. (a)	231,758	9,179,934
Alnylam Pharmaceuticals, Inc. (a)	532,943	69,234,625
ALX Oncology Holdings, Inc. (a)	15,162	1,166,413
Amgen, Inc.	107,581	23,887,285
Annexon, Inc. (a)	24,968	604,226
Arcutis Biotherapeutics, Inc. (a)	53,725	1,457,022
Argenx SE ADR (a)	61,013	17,499,749
Arrowhead Pharmaceuticals, Inc. (a)	12,307	769,557
Ascendis Pharma A/S sponsored ADR (a)	8,753	1,476,894
Atea Pharmaceuticals, Inc.	239,473	7,979,240
aTyr Pharma, Inc. (a)	93,849	409,182
Avidity Biosciences, Inc.	143,098	4,284,354
Axcella Health, Inc. (a)	329,892	1,880,384
BeiGene Ltd. ADR (a)	219,677	56,169,212
BioNTech SE ADR (a)(b)	182,839	22,715,917
BioXcel Therapeutics, Inc. (a)	91,897	4,043,468
Bridgebio Pharma, Inc. (a)(b)	23,322	1,171,697
Burning Rock Biotech Ltd. ADR	7,197	205,330
C4 Therapeutics, Inc.	37,290	1,275,318
Calyxt, Inc. (a)	137,632	511,991
Cerevel Therapeutics Holdings (a)	59,597	841,510
Cerevel Therapeutics Holdings (c)	139,300	1,868,570
ChemoCentryx, Inc. (a)	320,535	17,677,505
Crinetics Pharmaceuticals, Inc. (a)	20,697	276,719
CRISPR Therapeutics AG (a)(b)	6,810	864,325
Cyclerion Therapeutics, Inc. (a)	29,602	91,174
Denali Therapeutics, Inc. (a)	46,118	2,811,814
Evelo Biosciences, Inc. (a)(b)	399,027	2,047,009
Exact Sciences Corp. (a)	27,308	3,305,906
Exelixis, Inc. (a)	53,673	1,028,375
Fate Therapeutics, Inc. (a)	274,011	16,020,053
Foghorn Therapeutics, Inc.	55,259	1,116,232
Foghorn Therapeutics, Inc.	59,955	1,089,982
Fusion Pharmaceuticals, Inc. (a)	58,703	793,078
Generation Bio Co.	82,938	3,999,270
Generation Bio Co.	20,721	989,175
Homology Medicines, Inc. (a)	43,834	431,327
Inhibrx, Inc. (a)(b)	84,118	2,314,927
Ionis Pharmaceuticals, Inc. (a)	1,068,392	53,985,848
Iovance Biotherapeutics, Inc. (a)	41,199	1,598,933
Ironwood Pharmaceuticals, Inc. Class A (a)	67,498	777,577
iTeos Therapeutics, Inc. (a)	26,408	707,470
Karuna Therapeutics, Inc. (a)	147,497	14,715,776
Keros Therapeutics, Inc.	33,448	2,529,003
Kronos Bio, Inc. (b)	41,039	1,316,121
Kronos Bio, Inc.	49,578	1,430,970
Kymera Therapeutics, Inc. (a)	16,696	778,701
Lexicon Pharmaceuticals, Inc. (a)(b)	380,933	582,827
Mirati Therapeutics, Inc. (a)	4,270	1,015,620
Moderna, Inc. (a)(b)	1,808,975	276,302,842
Morphic Holding, Inc. (a)	91,890	2,882,589
Olema Pharmaceuticals, Inc.	33,772	1,722,372
ORIC Pharmaceuticals, Inc. (a)	131,910	4,473,068
Passage Bio, Inc.	62,903	1,290,141
PMV Pharmaceuticals, Inc.	14,548	512,672
Poseida Therapeutics, Inc. (a)	144,979	1,683,206
Poseida Therapeutics, Inc.	110,056	1,213,863
Praxis Precision Medicines, Inc. (b)	153,357	6,358,181
Prelude Therapeutics, Inc.	28,368	1,460,101
Protagonist Therapeutics, Inc. (a)	88,152	2,129,752
Prothena Corp. PLC (a)	41,677	471,784
PTC Therapeutics, Inc. (a)	85,626	5,357,619
Regeneron Pharmaceuticals, Inc. (a)	72,222	37,268,719
Relay Therapeutics, Inc. (a)	66,227	3,530,561
Repare Therapeutics, Inc.	9,147	273,221
Repligen Corp. (a)	17,750	3,366,643
Revolution Medicines, Inc.	113,016	4,930,888
Rigel Pharmaceuticals, Inc. (a)(b)	982,836	2,977,993
Rubius Therapeutics, Inc. (a)(b)	721,789	4,525,617
Sage Therapeutics, Inc. (a)	237,791	17,617,935
Sarepta Therapeutics, Inc. (a)	39,314	5,537,770
Scholar Rock Holding Corp. (a)	116,629	5,810,457
Seagen, Inc. (a)	6,400	1,089,984
Seres Therapeutics, Inc. (a)	593,229	16,379,053
Shattuck Labs, Inc.	100,864	3,647,242
Springworks Therapeutics, Inc. (a)	191,913	12,558,787
Spruce Biosciences, Inc.	26,494	759,053
Stoke Therapeutics, Inc. (a)	16,700	869,903
Syros Pharmaceuticals, Inc. (a)	252,922	2,061,314
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	4,101	8,287
Taysha Gene Therapies, Inc.	134,382	3,039,721
Taysha Gene Therapies, Inc.	34,019	692,559
TG Therapeutics, Inc. (a)	26,322	772,287
Translate Bio, Inc. (a)	248,908	5,530,736
Turning Point Therapeutics, Inc. (a)	12,288	1,308,672
Ultragenyx Pharmaceutical, Inc. (a)	8,773	1,039,951
uniQure B.V. (a)	108,936	5,237,643
UNITY Biotechnology, Inc. (a)(b)	257,051	1,550,018
Vaxcyte, Inc.	155,645	4,996,205
Vertex Pharmaceuticals, Inc. (a)	61,495	14,005,486
Xencor, Inc. (a)	160,945	6,811,192
Zai Lab Ltd. ADR (a)	164,280	18,198,938
Zentalis Pharmaceuticals, Inc.	38,493	1,961,603
		925,687,411
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	50,430	5,457,535
Danaher Corp.	164,626	36,979,938
DexCom, Inc. (a)	95,070	30,391,978
Genmark Diagnostics, Inc. (a)	158,943	2,125,068
Insulet Corp. (a)	218,718	56,365,816
Intuitive Surgical, Inc. (a)	48,335	35,093,627
Novocure Ltd. (a)	497,557	62,518,037
Outset Medical, Inc.	55,220	3,534,080
Outset Medical, Inc.	41,347	2,381,587
Penumbra, Inc. (a)	55,884	12,400,660
Presbia PLC (a)	96,997	1,018
Pulmonx Corp.	21,631	1,172,400
Shockwave Medical, Inc. (a)	97,200	9,509,076
		257,930,820
Health Care Providers & Services - 1.2%
1Life Healthcare, Inc. (a)	196,725	6,466,351
Alignment Healthcare Partners unit (c)(d)	93,697	1,399,739
Centene Corp. (a)	127,123	7,837,133
Humana, Inc.	13,581	5,439,462
Oak Street Health, Inc. (a)	9,781	461,370
Oak Street Health, Inc.	258,442	11,581,174
Progyny, Inc. (a)	36,382	1,291,197
UnitedHealth Group, Inc.	173,291	58,284,695
		92,761,121
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	124,122	156,394
Codiak Biosciences, Inc.	46,002	598,486
GoodRx Holdings, Inc.	23,034	868,382
Teladoc Health, Inc. (a)(b)	2,870	570,470
		2,193,732
Life Sciences Tools & Services - 1.3%
10X Genomics, Inc. (a)	408,700	62,576,057
Adaptive Biotechnologies Corp. (a)	14,145	682,072
Berkeley Lights, Inc. (a)	11,748	973,439
Bruker Corp.	36,283	1,836,283
Nanostring Technologies, Inc. (a)	47,477	2,356,758
Sartorius Stedim Biotech	4,777	1,722,451
Sotera Health Co.	14,000	378,840
Thermo Fisher Scientific, Inc.	39,382	18,311,842
WuXi AppTec Co. Ltd. (H Shares) (e)	137,275	2,055,478
Wuxi Biologics (Cayman), Inc. (a)(e)	1,302,262	12,892,170
		103,785,390
Pharmaceuticals - 0.6%
Bristol-Myers Squibb Co.	81,789	5,103,634
Dragonfly Therapeutics, Inc. (c)(d)	31,376	952,262
Fulcrum Therapeutics, Inc. (a)(b)	90,086	1,029,683
Hansoh Pharmaceutical Group Co. Ltd. (a)(e)	273,658	1,313,116
Harmony Biosciences Holdings, Inc. (a)	26,748	1,156,851
Intra-Cellular Therapies, Inc. (a)	434,425	10,269,807
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	4,680	61,170
Kaleido Biosciences, Inc. (a)(b)	197,191	1,553,865
Nektar Therapeutics (a)(b)	429,071	7,032,474
OptiNose, Inc. (a)(b)	267,046	1,081,536
Pliant Therapeutics, Inc.	67,278	1,851,491
Royalty Pharma PLC	243,888	10,389,629
Sienna Biopharmaceuticals, Inc. (a)	175,636	1,054
Theravance Biopharma, Inc. (a)	184,234	3,056,442
UCB SA	26,431	2,828,453
		47,681,467

TOTAL HEALTH CARE		1,430,039,941

INDUSTRIALS - 5.0%
Aerospace & Defense - 0.1%
Axon Enterprise, Inc. (a)	11,739	1,475,475
The Boeing Co.	23,930	5,042,290
		6,517,765
Air Freight & Logistics - 0.5%
FedEx Corp.	61,244	17,551,306
United Parcel Service, Inc. Class B	128,558	21,992,417
		39,543,723
Airlines - 1.4%
Delta Air Lines, Inc.	491,695	19,790,724
JetBlue Airways Corp. (a)	1,096,150	16,540,904
Ryanair Holdings PLC sponsored ADR (a)	36,324	3,769,341
Southwest Airlines Co.	729,184	33,790,387
Spirit Airlines, Inc. (a)	202,395	4,580,199
United Airlines Holdings, Inc. (a)	209,713	9,447,571
Wizz Air Holdings PLC (a)(e)	353,945	21,194,028
		109,113,154
Building Products - 0.2%
Carrier Global Corp.	60,708	2,311,154
Resideo Technologies, Inc. (a)	83,857	1,550,516
The AZEK Co., Inc.	26,648	951,867
Trane Technologies PLC	110,638	16,179,701
		20,993,238
Electrical Equipment - 0.3%
AMETEK, Inc.	17,638	2,090,632
Eaton Corp. PLC	30,502	3,694,097
Emerson Electric Co.	71,968	5,528,582
Generac Holdings, Inc. (a)	32,584	7,025,110
Rockwell Automation, Inc.	10,858	2,774,870
		21,113,291
Industrial Conglomerates - 0.4%
3M Co.	71,013	12,266,075
Honeywell International, Inc.	93,923	19,152,778
		31,418,853
Machinery - 1.0%
Caterpillar, Inc.	68,650	11,916,954
Cummins, Inc.	19,725	4,559,828
Deere & Co.	94,739	24,785,617
Fortive Corp.	60,464	4,240,340
Illinois Tool Works, Inc.	90,239	19,048,551
Ingersoll Rand, Inc. (a)	33,093	1,465,027
Nikola Corp. (a)(b)	169,156	3,452,474
Xylem, Inc.	135,932	13,045,394
		82,514,185
Professional Services - 0.0%
CoStar Group, Inc. (a)	816	743,025
Road & Rail - 1.1%
CSX Corp.	51,710	4,656,486
Kansas City Southern	43,305	8,062,092
Lyft, Inc. (a)	227,877	8,698,065
Uber Technologies, Inc. (a)	757,708	37,627,779
Union Pacific Corp.	152,093	31,039,139
		90,083,561

TOTAL INDUSTRIALS		402,040,795

INFORMATION TECHNOLOGY - 37.3%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	4,444	1,202,991
Ciena Corp. (a)	287,079	12,861,139
Infinera Corp. (a)(b)	1,562,250	13,216,635
Lumentum Holdings, Inc. (a)	48,433	4,183,643
		31,464,408
Electronic Equipment & Components - 0.2%
Arlo Technologies, Inc. (a)	144,428	759,691
II-VI, Inc. (a)	97,497	6,595,672
TE Connectivity Ltd.	1,740	198,308
Trimble, Inc. (a)	119,127	7,132,133
Vontier Corp. (a)	13,098	434,461
		15,120,265
IT Services - 7.5%
Accenture PLC Class A	17,620	4,388,966
Actua Corp. (a)(d)	142,376	7,119
BigCommerce Holdings, Inc. (a)(b)	7,008	565,265
Black Knight, Inc. (a)	56,947	5,217,484
IBM Corp.	3,262	402,922
MasterCard, Inc. Class A	202,137	68,021,122
MongoDB, Inc. Class A (a)	2,102	603,926
Nuvei Corp. (a)(e)	20,475	962,325
Okta, Inc. (a)	38,194	9,359,058
PayPal Holdings, Inc. (a)	546,722	117,064,115
Riskified Ltd. (a)(c)(d)	27,950	321,425
Riskified Ltd. warrants (a)(c)(d)	168	0
Shopify, Inc. Class A (a)	235,688	253,667,218
Snowflake Computing, Inc. (b)	4,576	1,491,044
Snowflake Computing, Inc. Class B	1,993	584,459
Square, Inc. (a)	200,927	42,387,560
Twilio, Inc. Class A (a)	9,954	3,186,176
Visa, Inc. Class A	357,817	75,266,806
Wix.com Ltd. (a)	36,615	9,352,569
Worldline SA (a)(e)	50,489	4,674,705
		597,524,264
Semiconductors & Semiconductor Equipment - 10.9%
Advanced Micro Devices, Inc. (a)	931,078	86,273,687
Applied Materials, Inc.	203,627	16,795,155
Array Technologies, Inc.	94,623	4,312,916
ASML Holding NV	43,073	18,854,344
Broadcom, Inc.	17,032	6,839,711
Cirrus Logic, Inc. (a)	189,243	15,158,364
Cree, Inc. (a)	46,906	4,239,833
First Solar, Inc. (a)	63,075	5,893,097
Intel Corp.	6,752	326,459
KLA-Tencor Corp.	26,626	6,708,953
Marvell Technology Group Ltd.	422,816	19,572,153
Micron Technology, Inc. (a)	233,274	14,950,531
NVIDIA Corp.	1,065,248	571,036,838
Qualcomm, Inc.	111,525	16,413,134
Silicon Laboratories, Inc. (a)	374,517	43,897,138
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	186,355	18,080,162
Teradyne, Inc.	16,268	1,795,011
Texas Instruments, Inc.	79,708	12,852,915
Xilinx, Inc.	27,699	4,031,589
		868,031,990
Software - 11.6%
2U, Inc. (a)(b)	46,216	1,493,239
Adobe, Inc. (a)	130,295	62,342,249
Agora, Inc. ADR (a)(b)	7,934	305,062
Atlassian Corp. PLC (a)	12,642	2,845,082
Autodesk, Inc. (a)	86,694	24,294,260
Avalara, Inc. (a)	13,604	2,336,487
Bill.Com Holdings, Inc. (a)	1,453	178,298
Cloudflare, Inc. (a)	823,992	61,865,319
Coupa Software, Inc. (a)	10,128	3,331,200
Crowdstrike Holdings, Inc. (a)	21,466	3,290,308
Datadog, Inc. Class A (a)	7,067	699,068
DocuSign, Inc. (a)	5,214	1,188,166
Elastic NV (a)	18,380	2,275,444
Epic Games, Inc. (c)(d)	5,000	2,875,000
HubSpot, Inc. (a)	101,097	39,865,580
Intuit, Inc.	49,078	17,276,438
JFrog Ltd. (b)	8,731	614,313
LivePerson, Inc. (a)	109,785	6,413,640
Medallia, Inc. (a)(b)	33,081	1,157,504
Microsoft Corp.	1,522,105	325,837,017
Nutanix, Inc. Class A (a)	1,699,277	46,543,197
Oracle Corp.	228,230	13,173,436
Paycom Software, Inc. (a)	7,347	3,064,287
Paylocity Holding Corp.(a)	13,192	2,593,547
Ping Identity Holding Corp. (a)	10,480	235,695
Pluralsight, Inc. (a)	106,021	1,736,624
RingCentral, Inc. (a)	4,305	1,278,800
Salesforce.com, Inc. (a)	930,146	228,629,887
Slack Technologies, Inc. Class A (a)	122,800	5,265,664
The Trade Desk, Inc. (a)	17,226	15,521,832
Workday, Inc. Class A (a)	14,465	3,251,587
Zendesk, Inc. (a)	139,779	18,660,497
Zoom Video Communications, Inc. Class A (a)	37,665	18,017,429
Zscaler, Inc. (a)	74,505	11,604,154
		930,060,310
Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	4,335,012	516,083,179
Pure Storage, Inc. Class A (a)	947,692	17,314,333
Samsung Electronics Co. Ltd.	83,125	5,001,658
		538,399,170

TOTAL INFORMATION TECHNOLOGY		2,980,600,407

MATERIALS - 0.9%
Chemicals - 0.2%
Albemarle Corp. U.S.	14,247	1,937,165
Corteva, Inc.	176,677	6,770,263
Dow, Inc.	80,862	4,286,495
DuPont de Nemours, Inc.	89,349	5,668,301
		18,662,224
Containers & Packaging - 0.2%
Ball Corp.	162,013	15,554,868
Sealed Air Corp.	78,187	3,523,106
		19,077,974
Metals & Mining - 0.5%
Barrick Gold Corp. (Canada)	684,352	15,708,426
Freeport-McMoRan, Inc.	929,592	21,743,157
		37,451,583

TOTAL MATERIALS		75,191,781

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Tower Corp.	32,990	7,627,288
Simon Property Group, Inc.	14,100	1,164,237
		8,791,525
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	121,383	7,929,951

TOTAL REAL ESTATE		16,721,476

TOTAL COMMON STOCKS
(Cost $5,195,371,509)		7,910,970,054

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.5%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	574,100	820,963
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	338,639	5,245,518
Internet & Direct Marketing Retail - 0.0%
Instacart, Inc. Series H (c)(d)	12,458	747,480
Specialty Retail - 0.0%
Fanatics, Inc. Series E (c)(d)	83,710	1,447,346
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series D (c)(d)	19,989	231,073
Series Seed (a)(c)(d)	26,124	301,993
Freenome, Inc. Series C (c)(d)	141,369	934,916
		1,467,982
TOTAL CONSUMER DISCRETIONARY		8,908,326
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blink Health LLC Series C (c)(d)	47,796	1,824,851
Sweetgreen, Inc.:
Series C (a)(c)(d)	54	802
Series D (a)(c)(d)	862	12,801
Series I (a)(c)(d)	2,032	30,175
		1,868,629
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series E (c)(d)	168,483	1,814,040
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Adagio Theraputics, Inc.:
Series A (c)(d)	55,836	3,167,018
Series B (c)(d)	18,173	1,030,773
Ambrx, Inc.:
Series A (c)(d)	236,166	388,599
Series B (c)(d)	212,549	349,739
Element Biosciences, Inc. Series B (c)(d)	125,057	772,852
EQRx, Inc. Series B (c)(d)	1,029,769	2,823,524
Inscripta, Inc. Series D (c)(d)	277,957	1,270,263
Seer, Inc. Series D1 (c)	70,934	1,212,971
Silverback Therapeutics, Inc. Series C (c)	30,816	582,422
		11,598,161
Health Care Providers & Services - 0.0%
Conformal Medical, Inc. Series C (c)(d)	140,186	514,071
Health Care Technology - 0.0%
PrognomIQ, Inc.:
Series A5 (c)(d)	37,950	105,122
Series B (c)(d)	196,968	545,601
Vor Biopharma, Inc. (c)(d)	730,847	380,040
		1,030,763
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (c)(d)	582	280,693
Vera Therapeutics, Inc. Series C (c)(d)	613,150	362,862
		643,555
TOTAL HEALTH CARE		13,786,550
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series N (c)(d)	19,900	5,373,000
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)(f)	49,039	5,373,408
Riskified Ltd.:
Series D (c)(d)	16,900	194,350
Series E (a)(c)(d)	20,000	230,000
		5,797,758
Software - 0.0%
Bird Rides, Inc. Series D (a)(c)(d)	4,500	53,145
Nuvia, Inc. Series B (c)(d)	212,200	821,214
		874,359
TOTAL INFORMATION TECHNOLOGY		6,672,117

TOTAL CONVERTIBLE PREFERRED STOCKS		39,243,625

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Waymo LLC Series A2 (c)(d)	6,592	566,037
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	833	11,799
Series B (c)(d)	14,586	206,607
Series C (c)(d)	296	4,193
Series D (c)(d)	52,108	738,095
		960,694
TOTAL CONSUMER DISCRETIONARY		1,526,731
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Series C (c)(d)	62,744	251,026

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,777,757

TOTAL PREFERRED STOCKS
(Cost $36,911,255)		41,021,382
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	310,600	310,600
4% 6/12/27 (c)(d)	82,200	82,200
TOTAL CONVERTIBLE BONDS
(Cost $392,800)		392,800

Preferred Securities - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. 3% (Cost $4,179,036)(c)(d)(g)	4,179,036	4,209,513
	Shares	Value

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.09% (h)	60,091,145	60,103,163
Fidelity Securities Lending Cash Central Fund 0.09% (h)(i)	114,026,263	114,037,666
TOTAL MONEY MARKET FUNDS
(Cost $174,140,829)		174,140,829
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $5,410,995,429)		8,130,734,578
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(130,645,727)
NET ASSETS - 100%		$8,000,088,851

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,820,770 or 0.9% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,091,822 or 0.5% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Adagio Theraputics, Inc. Series A	7/15/20	$446,688
Adagio Theraputics, Inc. Series B	11/4/20	$1,030,773
Alignment Healthcare Partners unit	2/28/20	$1,135,478
Allbirds, Inc. Series D	12/23/19	$257,574
Allbirds, Inc. Series Seed	1/23/20	$257,583
Ambrx, Inc. Series A	11/6/20	$369,170
Ambrx, Inc. Series B	11/6/20	$369,169
Bird Rides, Inc. Series D	9/30/19	$58,130
Blink Health LLC Series C	11/7/19	$1,824,660
ByteDance Ltd. Series E1	11/18/20	$5,373,408
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$239,697
Cazoo Holdings Ltd.	9/30/20	$349,878
Cazoo Holdings Ltd. Series A	9/30/20	$11,420
Cazoo Holdings Ltd. Series B	9/30/20	$199,974
Cazoo Holdings Ltd. Series C	9/30/20	$4,058
Cazoo Holdings Ltd. Series D	9/30/20	$714,399
Cerevel Therapeutics Holdings	10/27/20	$1,393,000
Conformal Medical, Inc. Series C	7/24/20	$514,071
DiamondPeak Holdings Corp.	10/23/20	$2,261,980
Dragonfly Therapeutics, Inc.	12/19/19	$830,209
Element Biosciences, Inc. Series B	12/13/19	$655,374
Epic Games, Inc.	7/13/20 - 7/30/20	$2,875,000
EQRx, Inc. Series B	11/19/20	$2,823,524
Fanatics, Inc. Series E	8/13/20	$1,447,346
Freenome, Inc. Series C	8/14/20	$934,916
Inscripta, Inc. Series D	11/13/20	$1,270,263
Instacart, Inc. Series H	11/13/20	$747,480
Kensington Capital Acquisition Corp.	11/25/20	$2,300,440
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$310,600
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$82,200
Nuvia, Inc. Series B	9/18/20	$680,599
On Holding AG	2/6/20	$1,166,429
PrognomIQ, Inc. Series A5	8/20/20	$22,922
PrognomIQ, Inc. Series B	9/11/20	$450,094
Riskified Ltd.	12/20/19 - 4/15/20	$252,754
Riskified Ltd. Series D	11/18/20	$194,350
Riskified Ltd. Series E	10/28/19	$190,288
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$5,245,518
Seer, Inc. Series D1	5/12/20	$569,250
Silverback Therapeutics, Inc. Series C	9/22/20	$390,179
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,814,040
Space Exploration Technologies Corp. Series N	8/4/20	$5,373,000
Starry, Inc. Series D	7/30/20	$820,963
Starry, Inc. 3%	9/4/20	$4,179,036
Sweetgreen, Inc. Series C	9/13/19	$923
Sweetgreen, Inc. Series D	9/13/19	$14,740
Sweetgreen, Inc. Series I	9/13/19	$34,747
Vera Therapeutics, Inc. Series C	10/29/20	$362,862
Vor Biopharma, Inc.	6/30/20	$380,040
Waymo LLC Series A2	5/8/20	$566,037
Yumanity Holdings LLC Series C	6/19/20	$251,026

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$132,892
Fidelity Securities Lending Cash Central Fund	1,448,300
Total	$1,581,192

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$888,988,241	$879,070,292	$9,096,986	$820,963
Consumer Discretionary	1,784,861,912	1,704,639,333	68,024,552	12,198,027
Consumer Staples	200,953,908	193,201,602	5,883,677	1,868,629
Energy	42,670,859	29,296,435	13,374,424	--
Financials	103,839,423	92,015,037	10,010,346	1,814,040
Health Care	1,444,077,517	1,384,548,891	44,934,442	14,594,184
Industrials	407,413,795	380,846,767	21,194,028	5,373,000
Information Technology	2,987,272,524	2,972,137,699	5,259,164	9,875,661
Materials	75,191,781	75,191,781	--	--
Real Estate	16,721,476	16,721,476	--	--
Corporate Bonds	392,800	--	--	392,800
Preferred Securities	4,209,513	--	--	4,209,513
Money Market Funds	174,140,829	174,140,829	--	--
Total Investments in Securities:	$8,130,734,578	$7,901,810,142	$177,777,619	$51,146,817

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Canada	3.5%
Cayman Islands	3.0%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $113,330,306) — See accompanying schedule: Unaffiliated issuers (cost $5,236,854,600)	$7,956,593,749
Fidelity Central Funds (cost $174,140,829)	174,140,829
Total Investment in Securities (cost $5,410,995,429)		$8,130,734,578
Cash		324,257
Receivable for investments sold		4,257,037
Receivable for fund shares sold		10,078,652
Dividends receivable		2,347,310
Interest receivable		7,670
Distributions receivable from Fidelity Central Funds		56,981
Other receivables		31,344
Total assets		8,147,837,829
Liabilities
Payable for investments purchased
Regular delivery	$19,627,851
Delayed delivery	5,373,408
Payable for fund shares redeemed	5,426,541
Accrued management fee	2,764,972
Other payables and accrued expenses	521,086
Collateral on securities loaned	114,035,120
Total liabilities		147,748,978
Net Assets		$8,000,088,851
Net Assets consist of:
Paid in capital		$5,225,289,124
Total accumulated earnings (loss)		2,774,799,727
Net Assets		$8,000,088,851
Net Asset Value, offering price and redemption price per share ($8,000,088,851 ÷ 428,545,629 shares)		$18.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$18,858,889
Interest		7,591
Income from Fidelity Central Funds (including $1,448,300 from security lending)		1,581,192
Total income		20,447,672
Expenses
Management fee	$19,883,941
Independent trustees' fees and expenses	20,484
Interest	259
Miscellaneous	20,436
Total expenses before reductions	19,925,120
Expense reductions	(87,266)
Total expenses after reductions		19,837,854
Net investment income (loss)		609,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,639,945
Fidelity Central Funds	(2,784)
Foreign currency transactions	(72,785)
Total net realized gain (loss)		59,564,376
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $521,085)	2,540,884,621
Assets and liabilities in foreign currencies	(497)
Total change in net unrealized appreciation (depreciation)		2,540,884,124
Net gain (loss)		2,600,448,500
Net increase (decrease) in net assets resulting from operations		$2,601,058,318

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	For the period June 13, 2019 (commencement of operations) to November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$609,818	$902,645
Net realized gain (loss)	59,564,376	(4,295,880)
Change in net unrealized appreciation (depreciation)	2,540,884,124	178,333,291
Net increase (decrease) in net assets resulting from operations	2,601,058,318	174,940,056
Distributions to shareholders	(1,201,125)	–
Share transactions
Proceeds from sales of shares	4,741,067,060	1,747,943,851
Reinvestment of distributions	1,201,125	–
Cost of shares redeemed	(1,195,679,272)	(69,241,162)
Net increase (decrease) in net assets resulting from share transactions	3,546,588,913	1,678,702,689
Total increase (decrease) in net assets	6,146,446,106	1,853,642,745
Net Assets
Beginning of period	1,853,642,745	–
End of period	$8,000,088,851	$1,853,642,745
Other Information
Shares
Sold	348,526,504	172,314,857
Issued in reinvestment of distributions	103,635	–
Redeemed	(85,772,122)	(6,627,245)
Net increase (decrease)	262,858,017	165,687,612

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company K6 Fund

Years ended November 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	–C	.01
Net realized and unrealized gain (loss)	7.49	1.18
Total from investment operations	7.49	1.19
Distributions from net investment income	(.01)	–
Total distributions	(.01)	–
Net asset value, end of period	$18.67	$11.19
Total ReturnD,E	66.95%	11.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%H
Expenses net of fee waivers, if any	.45%	.45%H
Expenses net of all reductions	.45%	.45%H
Net investment income (loss)	.01%	.29%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,000,089	$1,853,643
Portfolio turnover rateI	18%J	16%J,K

 A For the period June 13, 2019 (commencement of operations) to November 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Growth Company K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,778,005,026
Gross unrealized depreciation	(79,310,900)
Net unrealized appreciation (depreciation)	$2,698,694,126
Tax Cost	$5,432,040,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$46,677,659
Undistributed long-term capital gain	$29,949,677
Net unrealized appreciation (depreciation) on securities and other investments	$2,698,693,477

The tax character of distributions paid was as follows:

November 30, 2020
Ordinary Income	$1,201,125

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company K6 Fund	2,251,191,419	767,826,501

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $2,022,673,601 in exchange for 157,433,950 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $1,139,314,707 in exchange for 112,262,255 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company K6 Fund	$30,592

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company K6 Fund	Borrower	$5,113,000	1.83%	$259

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $419,018,006 in exchange for 41,776,471 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Growth Company K6 Fund	$5,501

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company K6 Fund	$150,671	$90,250	$3,277,288

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,477 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $789.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company K6 Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Growth Company K6 Fund	.45%
Actual		$1,000.00	$1,408.00	$2.71
Hypothetical-C		$1,000.00	$1,022.75	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company K6 Fund voted to pay on December 30, 2020, to shareholders of record at the opening of business on December 29, 2020, a distribution of $0.161 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.018 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $29,949,677, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 25% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 26% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	32,589,293,611.740	94.951
Withheld	1,733,064,956.265	5.049
TOTAL	34,322,358,568.005	100.000
Donald F. Donahue
Affirmative	32,610,734,096.368	95.013
Withheld	1,711,624,471.637	4.987
TOTAL	34,322,358,568.005	100.000
Bettina Doulton
Affirmative	32,697,793,180.121	95.267
Withheld	1,624,565,387.884	4.733
TOTAL	34,322,358,568.005	100.000
Vicki L. Fuller
Affirmative	32,657,767,679.824	95.150
Withheld	1,664,590,888.182	4.850
TOTAL	34,322,358,568.005	100.00
Patricia L. Kampling
Affirmative	32,599,879,878.134	94.981
Withheld	1,722,478,689.871	5.019
TOTAL	34,322,358,568.005	100.000
Alan J. Lacy
Affirmative	32,292,650,986.403	94.086
Withheld	2,029,707,581.602	5.914
TOTAL	34,322,358,568.005	100.000
Ned C. Lautenbach
Affirmative	32,293,922,674.791	94.090
Withheld	2,028,435,893.215	5.910
TOTAL	34,322,358,568.005	100.000
Robert A. Lawrence
Affirmative	32,435,653,980.986	94.503
Withheld	1,886,704,587.019	5.497
TOTAL	34,322,358,568.005	100.000
Joseph Mauriello
Affirmative	32,342,784,514.273	94.232
Withheld	1,979,574,053.732	5.768
TOTAL	34,322,358,568.005	100.000
Cornelia M. Small
Affirmative	32,523,908,678.133	94.760
Withheld	1,798,449,889.872	5.240
TOTAL	34,322,358,568.005	100.000
Garnett A. Smith
Affirmative	32,376,638,462.377	94.331
Withheld	1,945,720,105.629	5.669
TOTAL	34,322,358,568.005	100.000
David M. Thomas
Affirmative	32,361,329,099.269	94.286
Withheld	1,961,029,468.737	5.714
TOTAL	34,322,358,568.005	100.000
Susan Tomasky
Affirmative	32,562,847,395.256	94.874
Withheld	1,759,511,172.749	5.126
TOTAL	34,322,358,568.005	100.000
Michael E. Wiley
Affirmative	32,387,117,691.461	94.362
Withheld	1,935,240,876.545	5.638
TOTAL	34,322,358,568.005	100.000
Proposal 1 reflects trust wide proposal and voting results.

GCF-K6-ANN-0121
1.9893924.101

Item 2.

Code of Ethics

As of the end of the period, November 30, 2020, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund, Fidelity Growth Company K6 Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$88,600	$-	$8,500	$1,600
Fidelity Growth Company K6 Fund	$72,900	$-	$8,800	$1,600
Fidelity Series Growth Company Fund	$66,900	$-	$8,800	$1,500

November 30, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$81,000	$100	$6,200	$1,700
Fidelity Growth Company K6 Fund	$61,000	$-	$6,000	$500
Fidelity Series Growth Company Fund	$67,000	$100	$6,200	$1,600

A Amounts may reflect rounding.

B Fidelity Growth Company K6 Fund commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Growth Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$37,900	$3,400	$6,900	$1,400
Fidelity Growth Strategies Fund	$54,800	$3,800	$7,800	$1,500
Fidelity Growth Strategies K6 Fund	$41,900	$3,400	$7,000	$1,400
Fidelity New Millennium Fund	$54,500	$5,000	$72,200	$2,000

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$45,000	$3,400	$3,200	$1,500
Fidelity Growth Strategies Fund	$56,000	$3,800	$3,300	$1,700
Fidelity Growth Strategies K6 Fund	$49,000	$3,400	$3,200	$1,500
Fidelity New Millennium Fund	$61,000	$4,900	$101,700	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2020A	November 30, 2019A,B
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Growth Company K6 Fund’s commencement of operations.

Services Billed by PwC

	November 30, 2020A	November 30, 2019A
Audit-Related Fees	$9,377,400	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2020A	November 30, 2019A,B
Deloitte Entities	$532,400	$595,000
PwC	$14,598,100	$12,675,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Growth Company K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2021